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                                                                    Exhibit 10.1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                    AGREEMENT

This Agreement is made effective as of the 27/th/ day of November, 2002 by and between CURIS INC., a Delaware corporation, having a place of business at 61 Moulton St., Cambridge, Massachusetts 02138 ("CURIS"), and Ortho Biotech Products, L.P., a New Jersey limited partnership, having a place of business at Route 22 East, P.O. Box 6914, Bridgewater, New Jersey, 08807-0914 ("OBI"). CURIS and OBI are each referred to by name or as a "Party" or, collectively, as "Parties". References to "CURIS" and "OBI" shall include their respective Affiliates (hereinafter defined), where appropriate under the terms of this Agreement.

                                    RECITALS

1. CURIS has on-going research and certain product development and clinical development capabilities and has identified a lead compound, BMP-7 with the potential to be further developed for the treatment of renal disease and related disorders or disorders of the nervous system, from acute or chronic insults.

     2. OBI possesses research, development and commercialization capabilities, as well as proprietary technology in a broad range of therapeutic fields.

     3. CURIS desire to license BMP-7 to OBI so that OBI may develop and commercialize BMP-7 for all indications, except certain orthopedic and dental indications.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I - DEFINITIONS

When used in this Agreement, each of the following terms, when capitalized, shall have the meaning set forth below. The term shall have the same meaning whether the singular or plural form is used.

"BMP-7" means BMP-7 protein and nucleic acid and all variants, derivatives, fragments, antibodies, and agonists thereto and vectors and hosts containing the foregoing.

"Bone Disease Field" means the prevention or treatment of Osteoporosis, Osteomalacia, and Paget's Disease other than (i) by the local application of

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Licensed Products in an insoluble formulation directly on bone or joint tissue for local, as opposed to general or systemic, effect and (ii) the treatment of fractures regardless of whether they result from Osteoporosis, Osteomalacia and Paget's Disease.

"Cell Line" means the cells and related biological materials that are useful in the production of BMP-7.

"Combination Product" means a product sold by OBI which contains one or more Additional Components in addition to a Licensed Product.

"Contract Year" means a year of 365 days (or 366 days in a leap year) beginning on the Effective Date and ending one (1) year thereafter and so on year-by-year.

"Control" or "Controlled" means possession of the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.

"CURIS Know-How" means Information which is within the Control of CURIS. Notwithstanding anything herein to the contrary, CURIS Know-How excludes published CURIS Patents.

"CURIS Patent Rights" means the rights granted by any governmental authority under a Patent relating to a Licensed Product, which Patent is owned, co-owned or Controlled by CURIS during the term of this Agreement. CURIS Patents include but are not limited to Primary Third Party Patent Rights and Secondary Third Party Patent Rights. Patents that relate to CURIS Patent Rights are listed in Schedules A, B, C, D and E.

"Date of First Sale" means the date on which OBI (or an Affiliate) first sells a Licensed Product to an unaffiliated Third Party in an arms length commercial transaction.

"Dollars" or "$" means lawful money of the United States in immediately available funds.

"Drug Approval Application" means an application for Regulatory Approval required before commercial sale or use of a Licensed Product as a drug in a regulatory jurisdiction.

"Effective Date" means the date first written above.

"EMEA" means the European Medicines Evaluation Agency or any successor agency.

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"FDA" means the United States Food and Drug Administration or any successor agency.

"Field" means the development, use, manufacture, distribution, marketing and sale of Licensed Products for all uses and applications of BMP-7 excluding (i) treatment, repair or replacement of bone and joint tissue, including without limitation, meniscus and articular cartilage and ligaments and tendons, but excluding the Bone Disease Field, and (ii) treatment, repair or replacement of the tooth, dentin, alveolar bone, cementum, enamel, gingiva (to the extent, but only to the extent, the gingiva functions as part of the apparatus holding the tooth to the jaw) and /or periodontal ligament, but excluding the treatment of Oral Ulcerations or any other disease or disorder of the tissues of the mouth not involving the tooth, dentin, bone (including alveolar bone), cementum, enamel, gingiva (to the extent but only to the extent the gingiva functions as part of the apparatus holding the tooth to the jaw), ligament (including the periodontal ligament), tendon and/or cartilage.

"First Proof of Principle Clinical Study or First POP" means the first OBI proof of principle program in which BMP-7 is evaluated for a Renal Indication and is selected by OBI for further clinical development, produced in quantity under GMP conditions, preclinical toxicology studies are performed, and the first administration to human subjects is performed.

"Generic Equivalent" means a compound that is being sold in a country without infringing a CURIS Patent covering a composition of matter of the Licensed Product being sold hereunder by OBI, which would have infringed such CURIS Patent or Program Patent if such CURIS Patent or Program Patent containing a Valid Patent Claim were in force in that country.

"IND" means an investigational new drug application filed with the FDA as more fully defined in 21 C.F.R. (S)312.3 or its equivalent in any country.

"Information" means information, generally not known to the public, relating to the Field and including (i) techniques and data, including, but not limited to, screens, models, inventions, practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological and clinical test data, analytical and quality control data, marketing, pricing, distribution, costs, sales, manufacturing data, and patent and legal data or descriptions (to the extent that disclosure thereof would not result in loss or waiver of privilege or similar protection) and (ii) compounds, compositions of matter, assays and biological materials.

"Licensed Product" means any form or dosage of BMP-7 for pharmaceutical use in humans or other animals or for any other use.

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"Ludwig Agreement" is the Agreement among Creative Biomolecules, Inc., The
Ludwig Institute for Cancer Research and the Japanese Research Foundation for Cancer Research dated June 1, 1997.

"Ludwig Patent Rights" means those Patents co-owned by CURIS and Ludwig Institute listed in Schedule C

"Major European Country" means Great Britain, France, Germany, Italy, or Spain.

"NDA" means a New Drug Application and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning a Licensed Product which are necessary for or included in, FDA approval to market a Licensed Product as more fully defined in 21 C.F.R.
(S)314.50 et. seq.

"Net Sales" means consistent with generally accepted accounting principles and OBI worldwide practices and procedures, consistently applied with respect to a Licensed Product, which contain as its active ingredients only BMP-7, the amount invoiced by OBI for sales of Licensed Products to a Third Party in the Territory, less estimates which will be adjusted to actual on a periodic basis (no less frequently than annually) of: (i), discounts, including cash discounts, discounts to managed care or similar organizations or government organizations, rebates paid, credit, accrued or actually taken, including government rebates such as Medicaid charge backs or rebates, and retroactive price reductions or allowances actually allowed or granted from the billed amount, and commercially reasonable and customary fees paid to distributors (other than to a distributor that is an Affiliate of OBI), but not any fees or discounts paid to Copromotion Partners, (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Licensed Products, including recalls, regardless of OBI requesting such recalls, (iii) taxes, duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for rebates, charge-backs, and refunds, and (iv) freight, postage, shipping and insurance charges paid for delivery of such Licensed Products, to the extent billed, and (v) provisions for uncollectable accounts determined in accordance with U.S. generally accepted accounting practices consistently applied to all products of OBI, provided, however, that if collected at a later date such amounts will be added to Net Sales in the quarter in which it is received; and with respect to Licensed Products that OBI has elected to sublicense to a Third Party, the amounts received by OBI in the form of royalties from such Third Parties, except for in the instance of further sublicense by OBI of rights granted to Curis by Stryker Corporation. In such instance, Net Sales must be computed by reference to Net Sales of OBI's sublicensee, not by reference to royalties paid OBI.

With respect to Combination Products, Net Sales for such Combination Product sold by OBI will be calculated by determining the relative value provided by the

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Licensed Product to the Combination Product. The general process and guidance to be followed in each market/country where a Combination Product is to be launched will be to determine weighted average net price per unit across all dosage forms of the combination product in that market in the 12 months preceding introduction of the combination product as well as the weighted average net price per unit across all dosage forms of additional components deemed to be key ingredients that are sold in that particular market in the 12 months preceding launch of the Combination Product.

Further guidance for determining Net Sales of Licensed Product would be to multiply actual Net Sales for such Combination Product by the fraction A/(A+B) where A is the Price of the Collaboration Compound if the Licensed Product is sold separately, and B is the total Price of any Additional Components in the Combination Product if sold separately. If, on a country-by-country basis, either the Licensed Product or the Additional Components in the Combination Product are not sold separately in said country, Net Sales for the purpose of determining royalties of the Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C where A is the Price of the Licensed Product, if sold separately, and C is the Price of the Combination Product.

In all cases the computation of Net Sales for the purpose of determining royalties shall be determined by the parties to this Agreement in good faith based on the relative value of the Collaboration Compound and the Additional Components that are part of the Combination Product. This also includes the potential if, for any particular country, neither the Licensed Product nor the Additional Components of the Combination Product are sold separately in said country. Notwithstanding anything herein to the contrary, there will be no deductions from Net Sales of any fees paid or discounts granted to a Copromotion Partner for co-promoting a Licensed Product such as, for example, marketing fees.

"Neural Indication" means central or peripheral nervous system disorder caused by acute injury including stroke and/or other trauma or a chronic condition including those conditions that are a consequence of a neuronal degeneration.

"Oral Ulcerations" means the formation of lesions on the surface of skin lining the oral cavity caused by loss of tissue but does not include Periodontal Disease (as defined below) or any other disease or disorder involving the tooth, dentin, bone (including alveolar bone), cementum, enamel, gingiva (to the extent, but only to the extent, the gingiva functions as part of the apparatus holding the tooth to the jaw), ligament (including the periodontal ligament), tendon and/or cartilage.

"Patent" means (i) valid and enforceable Letters Patent, including any extension, registration, confirmation, reissue, continuation, divisional, continuation-in-part, re-examination or renewal thereof and (ii) pending applications for Letters

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Patents.

"Patent Costs" means the reasonable fees and expenses paid to outside legal counsel and other Third Parties, and filing and maintenance expenses, incurred in connection with the establishment and maintenance of rights under Patents.

"Periodontal Disease" means degeneration of the apparatus holding the tooth to the jaw involving damage to any or all of the gingiva (to the extent, but only to the extent, the gingiva functions as part of the apparatus holding the tooth to the jaw), alveolar bone, cementum, enamel and periodontal ligament.

"Phase I" shall mean the portion of the clinical development program which provides for the first introduction into humans of a Licensed Product, including small scale clinical studies conducted in normal volunteers or patients to get information of Licensed Product safety, tolerability, pharmacological activity or pharmacokinetics, as more fully defined in 21 C.F.R. 312.21 (a). Such studies may include well controlled clinical studies in patients or volunteers lasting up to six (6) weeks per study.

"Phase II" shall mean that portion of the clinical development program beyond Phase I, which provides for the definitive, well controlled clinical trials of a Licensed Product in patients, including clinical studies conducted in patients and designated to indicate clinical efficacy safety, as well as to obtain an indication of the dosage regimen required as more fully defined in 21 C.F. R. 312.21(b).

"Phase III" shall mean that portion of the clinical development program beyond Phase II, which provides for large scale clinical studies conducted in a sufficient number of patients to establish the clinical efficacy of a Licensed Product for one or more indications and its safety, as more fully defined in 21 C.F.R. 312.21 (c).

"Primary Third Party Patent Rights" means the rights granted to CURIS under Stryker Corporation Patents recited in Schedule B, Genetics Institute Patents listed in Schedule E and those co-owned Patents recited in Schedules C and D.

"R&D Agreements" means the research and development agreements that consist of Material Transfer Agreements and Collaboration Agreements as listed in Schedule F.

"Regulatory Approval" shall mean all official approvals by government, pricing or health authorities in a country (or super-national organizations, such as the EMEA) which are required for first use or sale, including, importation, manufacture (where manufacture is required), and if required, approvals for pricing or reimbursement of a pharmaceutical product in such country.

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"Renal Indication" means a treatment directed to acute or chronic renal disorders and related disorders including, but not limited to, renal osteodystrophy and vascular calcification.

"Replacement Compound" shall have the meaning described in Section 5.2.

"Research" means all work performed by the Parties or on their behalf directed towards or in connection with the discovery, identification and synthesis of Licensed Product during the term of the Agreement.

"Royalty Reporting Period" means the three month period ending on or about the exact dates of March 31, June 30, September 30 or December 31 of any year, with the beginning determined by Johnson & Johnson's calendar quarters.

"Secondary Third Party Patent Rights" means the rights granted to CURIS, under Third Party Patents owned or Controlled by such Third Party, by virtue of an R&D Agreement between CURIS and a Third Party to make, use or sell BMP-7.

"Sublicensee" shall mean, with respect to a particular Licensed Product, a Third Party to whom OBI or CURIS has granted a license or sublicense under any OBI Patents or CURIS Patents to make, use and sell such Licensed Product. As used in this Agreement, "Sublicensee" shall also include a Third Party to whom OBI has granted the right to distribute a Licensed Product, provided that such Third Party is responsible for marketing and promotion of such Licensed Product within its distribution territory."Territory" means all the countries of the world.

"Third Party" means any entity other than CURIS, OBI or any Affiliates of CURIS or OBI.

"Third Party Agreements" mean those Agreements listed in Schedule G.

"Valid Patent Claim" means a claim in any unexpired CURIS Patent, which has matured into an issued patent which has not been held invalid by a non-appealed or unappealable decision by a court or other appropriate body of competent jurisdiction and claims BMP-7 or its use. The scope of a Valid Patent Claim shall be limited to its terms as set forth in the Patent itself and as further defined by any court, body or law of competent jurisdiction. For the purpose of royalty determination and payment, any claim being prosecuted in a pending patent application shall be deemed to be the equivalent of a Valid Patent Claim of an issued, unexpired patent, provided it is not pending for greater than six
(6) years from the filing date of the patent application in which case it shall cease being a Valid Patent Claim until the patent issues.

ARTICLE II - PRODUCT DEVELOPMENT

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2.1  OBI's Development Responsibilities. OBI shall have the sole right to develop Licensed Product in the Field through First POP, Phases I, II and III, including but not limited to, preparing, filing and exclusively owning all Drug Approval Applications and obtaining and exclusively owning all Regulatory Approvals in the Territory. In this regard, OBI agrees to carry out development of Licensed Product consistent with its normal business practices regarding a compound of similar commercial potential.

2.2 CURIS' Responsibilities. Promptly after the Effective Date, CURIS shall transfer all Information relating to Licensed Product to OBI.


ARTICLE III - COMMERCIALIZATION

3.1 OBI's Marketing Obligations For Licensed Products. All business decisions, including, but not limited to, the design, sale, price and promotion of Licensed Products under this Agreement and the decisions whether to market or not market any particular Licensed Product shall be within the sole discretion of OBI. Any marketing of a Licensed Product in one market or country shall not obligate OBI to market said Licensed Product in any other market or country. Furthermore, OBI makes no representation or warranty that the marketing of a Licensed Product shall be the exclusive means by which OBI will participate in any therapeutic field. In marketing any Licensed Product, OBI will use efforts that are consistent with the efforts it uses in commercializing its own pharmaceutical products (that are similar with regard to, for example, market potential, price per treatment, patient population and competitive position).

3.2 Trademarks. OBI shall select its own trademarks under which it will market Licensed Product and shall solely own such trademarks.

ARTICLE IV - LICENSE GRANTS

4.1 Patent Licenses for BMP-7 and Licensed Products. As of the Effective Date and to the extent CURIS possesses exclusive rights itself and the right to sublicense CURIS hereby grants to OBI and its Affiliates an exclusive royalty bearing, worldwide license under CURIS Patent Rights with a right to grant sublicenses, to the extent that CURIS is able to grant such right to sublicense, to make, have made, use, import, offer for sale, sell, distribute and have sold Licensed Product in the Field. In the event CURIS does not possess exclusive rights to such CURIS Patent Rights, CURIS grants OBI the foregoing license on a non-exclusive basis but, in either case, exclusive as to CURIS.

4.2 CURIS agrees for the term of this Agreement not to make, use or sell in the Field or to grant a license to a Third Party to make, use or sell in the Field a product which is or includes a protein sharing at least 50% amino acid sequence identity with the Carboxy-terminal 7-cysteine domain sequence of the BMP-7 (a

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"50% Homolog") or any truncated or species variant form of such 50% Homolog or homodimeric, heterodimeric or chimeric form of the 50% Homolog or any polyclonal or monoclonal antibodies to the 50% Homolog or DNA or RNA encoding the 50% Homolog.

ARTICLE V - PAYMENTS

In consideration of the assignments, rights and licenses granted under this Agreement, OBI agrees to pay CURIS as follows:

5.1 Upfront Payment. OBI agrees to pay to CURIS a non-refundable upfront payment of $3,500,000 by same day wire transfer within fifteen (15) business days of the date of execution of this Agreement by both Parties.

5.2  Milestones.

     (a) OBI agrees to make the following payments to CURIS upon the first occurrence of each milestone event for the Licensed Product. If a Licensed Product is replaced by OBI with another Licensed Product (a "Replacement Compound"), OBI shall not be obligated to make the same milestone payments for the Replacement Compound as it already made in connection with the Licensed Product which was replaced. It is understood that in no event shall OBI be obligated to make the payment due on any milestone more than once with respect to the same Licensed Product (or its Replacement Compound) in connection with either the Renal Indication or the Neural Indication, regardless of the number of indications with the Renal Indication or Neural Indication for which such Licensed Product is developed.

     (b) The amounts shown are the amounts to be received by CURIS, net of any withholding taxes, due on every milestone payment, which shall be the responsibility of OBI.

     (c) Upon the achievement of the following milestones in connection with a Renal Indication for Licensed Product as follows:

          (i) $[**] upon acceptance by FDA or the regulatory authority of a Major European Country of the first IND (or its foreign equivalent);

          (ii) $[**] upon completion of the First POP and an affirmative decision by OBP to continue a post-POP development program for Regulatory Approval;

          (iii) $[**] upon the dosing of the 10th patient in the first Phase III clinical trial;

          (iv) $30,000,000 upon the US Regulatory Approval of the Licensed Product; and

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          (v)  $[**] upon EMEA Regulatory Approval or approval in the first
Major European Country of Licensed Product.

     (d) Upon the achievement of the following milestones in connection with a Neural Indication for Licensed Product as follows:

          (i) $[**] upon the dosing of the 10th patient in the first Phase III clinical trial;

          (ii)  $[**] upon US Regulatory Approval of Licensed Product; and

          (iii) $[**] upon EMEA Regulatory Approval or approval in the first Major European Country of Licensed Product.

5.3  Earned Royalties For Licensed Products.

     (a) OBI shall pay CURIS a royalty of [**]% of Net Sales of Licensed Product sold by or for OBI, its Affiliates or Sublicensees.

     (b) Royalties shall be paid in respect of a given Licensed Product, on country-by-country basis, for a period of the later of (i) ten (10) years from the Date of First Sale of the Licensed Product in a given country or (ii) the expiration of the last to expire of any Valid Patent Claim covering the Licensed Product in such country, provided that, if in any Royalty Reporting Period during such period, (1) a third Party commences selling a Product which is a Generic Equivalent of the Licensed Product in a country in the Territory and (2) such Unlicensed Unit Sales (as defined below) amount to the following percentages of OBI's Unit Sales in units of the Licensed Product in such country in the same Royalty Reporting Period, the royalty rate applied in such country shall be reduced by the following percentages, as long as the Unlicensed Unit Sales amount to the particular percentage of OBI's unit sales in units of the Licensed Product in such country in the same Royalty Reporting Period.

Unlicensed Unit Sales as a                  Royalty Rate Reduction*
    (% of OBI Unit Sales)                            (% of Royalty Rate)
                  less than [**]%                         [**]%
                  [**]% - [**]%                           [**]%
                  more than [**]%                         [**]%

For purposes of this Section 6.5 (b) "Unlicensed Unit Sales" and "OBI Unit Sales" shall be deemed to mean the total grams of BMP-7 contained in the Third Party product (irrespective of dosage form) and the Licensed Product (irrespective of dosage form), respectively, as reflected on the label of each such Licensed Product and Third Party product; and (ii) Unlicensed Unit Sales shall be determined by the sales reports of IMS America Ltd. of Plymouth Meeting,

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Pennsylvania ("IMS") or any successor to IMS or any other independent sales auditing firm selected by OBI and reasonably acceptable to CURIS. OBI shall bear all costs of providing CURIS with such information. If OBI is entitled to a royalty reduction based on Unlicensed Unit Sales pursuant to this Section 5.3(b) for any Royalty Reporting Period, OBI shall submit the sales report of IMS or such other independent firm, as applicable, for the relevant Royalty Reporting Period to CURIS, together with OBI's or its Sublicensees' sales report for the relevant Royalty Reporting Period. Such sales reports for each Royalty Reporting Period in which OBI is entitled to such royalty reduction shall be submitted with the royalty report for such Royalty Reporting Period submitted pursuant to
Section 5.7.

5.4 Third Party Patents. If a Patent or Patents of a Third Party should be in force in any country during the term of this Agreement covering the manufacture, use or sale of any Licensed Product, and if it should prove in OBI's reasonable judgment, after consultation with CURIS, impractical or impossible for OBI or any Affiliate to continue the activity or activities licensed hereunder without obtaining a royalty bearing license from such Third Party under such Patent or Patents in said country, then OBI shall be entitled to a credit against the royalty payments due under Section 5.3 of an amount equal to the royalty paid to such Third Party, not to exceed [**] percent ([**]%) of the royalty due under this Agreement, arising from the manufacture, use or sale of the Licensed Product in said country. Notwithstanding the above, the royalty due to CURIS under Section 5.3 shall never be reduced by more than [**] percent ([**]%).

5.5 Compulsory License. If at any time and from time to time a Third Party in any country shall, under the right of a compulsory license granted or ordered to be granted by a competent governmental authority, manufacture, use or sell any Licensed Product, with respect to which royalties would be payable pursuant to
Section 5.3 hereof, then OBI may reduce the royalty on sales in such country of such Licensed Product, to an amount no greater than the amount payable by said Third Party as consideration for the compulsory license, except that the royalty payable to CURIS shall not be reduced to less than [**] percent ([**]%) of the amount that would be payable to CURIS in such country under provisions of
Section 5.4, and in no event lower than [**].

5.6 Currency Restrictions. Except as herein provided in this Section 5.6, all royalties shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country where Licensed Products are sold, OBI shall document such restrictions to CURIS and shall then have the right and option to make such payments by depositing the amount thereof in local currency to CURIS' accounts in a bank or depository designated by CURIS in such country.

5.7  Reports and Records.

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     (a) During the term of this Agreement and commencing with the Date of First
Sale of a Licensed Product, OBI shall furnish, or cause to be furnished to CURIS, written reports, including royalty payment due, within thirty (30) days following the end of each calendar quarter for which royalties are due, showing:

         (i) the Net Sales of each Licensed Product sold by each of OBI, its Affiliates and its Sublicensees in each country of the Territory, during the calendar quarter and the total for all quarters of the current Calendar Year;

         (ii) the units of each product form of each Licensed Product sold by each of OBI, its Affiliates and its Sublicensees in each country of the Territory, during the calendar quarter and the total for all quarters of the current Calendar Year;

         (iii) the royalties payable in Dollars, which shall have accrued hereunder in respect to such Net Sales;

         (iv) the royalties, if any, paid or due to be paid to each Third Party under provisions of this Agreement on Net Sales during the calendar quarter.

     (b) All payments to be made by OBI to CURIS shall be made in Dollars by same day wire transfer within thirty (30) days following the end of each calendar quarter, except as provided in Section 5.6. In the case of sales outside the United States, royalty payments by OBI to CURIS shall be converted to Dollars in accordance with OBI's current customary and usual procedures for calculating same which are the following: the rate of currency conversion shall be calculated using a simple monthly period average of the end "spot rates" provided by Brown Brothers Harriman, 59 Wall Street, NY, NY 10005, for each quarter, or if such rates are not available, the same computation using the spot rates as published by a leading United States commercial bank for such accounting period. These methods of conversion are consistent with OBI's current accounting methods. OBI shall give CURIS prompt written notice of any proposed changes to OBI's customary and usual procedures for currency conversion, which shall only apply after such notice has been delivered to and approved by CURIS, provided that such changes continue to maintain a set methodology for currency conversion.

     (c) Each report shall be made within thirty (30) days from the end of each calendar quarter. OBI shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. OBI shall be responsible for all royalties and late payments that are due to CURIS that have not been paid by OBI, its Affiliates and Sublicensees.

     (d) OBI shall maintain complete and accurate records, in accordance with U.S. generally accepted accounting practices, which are relevant to costs,

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expenses and payments under this Agreement and such records shall be open during reasonable business hours for a period of five (5) years from creation of individual records for examination at CURIS' expense and not more often than once each year by a certified public accountant or other representative selected by CURIS and acceptable to OBI for the sole purpose of verifying the correctness of calculations or such costs, expenses or payments made under this Agreement.
In the absence of material discrepancies (in excess of 2%) in any request for reimbursement resulting from such audit, the accounting expense shall be paid by CURIS. If material discrepancies do result, OBI shall bear the reasonable audit expense. Any records or accounting information received from OBI shall be Confidential Information for purposes of Article VII.

     (e) OBI shall grant access to such records to Stryker Corporation's independent accountant for purposes of auditing Net Sales which is used in the computation of royalties due Stryker Corporation, by CURIS, subject to any obligations of confidentiality that Stryker has to CURIS which shall also apply to OBI.

5.8  Taxes.

     (a) OBI will make all payments to CURIS under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

     (b) Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by OBI on behalf of CURIS to the appropriate governmental authority, and OBI will furnish CURIS with proof of payment of such tax. Any such tax required to be withheld will be an expense of and borne by CURIS.

     (c) OBI and CURIS will cooperate with respect to all documentation required by any taxing authority or reasonably requested by OBI to secure a reduction in the rate of applicable withholding taxes.

     (d) If OBI had a duty to withhold taxes in connection with any payment it made to CURIS under this Agreement but OBI failed to withhold, and such taxes were assessed against and paid by OBI, then CURIS will indemnify and hold harmless OBI from and against such taxes (including interest). If OBI makes a claim under this Section 5.8 (d), it will comply with the obligations imposed by
Section 5.8 (b) as if OBI had withheld taxes from a payment to Curis.

5.9 Sublicenses. Should any sublicenses granted hereunder by OBI result in CURIS owing Biogen, Inc, Genetics Institute or any party under the Ludwig Agreement, additional royalties, milestone payments or other payments that it would not have otherwise owed such parties, but for such sublicense, OBI shall be responsible for any such additional expenses and shall compensate CURIS accordingly.

ARTICLE VI - MANUFACTURE

6.1 OBI's Responsibility. OBI shall be solely responsible for making or having made Licensed Products.

ARTICLE VII - PUBLICATIONS

7.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, CURIS agrees that, for the time royalties are due and for five (5) years thereafter, CURIS shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information and other confidential and proprietary information and materials furnished to it by or for OBI including but not limited to royalty reports and other financial information, except to the extent that it can be established by CURIS that such Confidential Information:

          (i) was in the lawful knowledge and possession of the receiving Party prior to the time it was disclosed to, or learned by, the receiving Party, or was otherwise developed independently by the receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the receiving Party;

          (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

          (iv) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

7.2 Authorized Disclosure. Except as expressly provided otherwise in this Agreement, CURIS may disclose Confidential Information of OBI as follows: (i) to Third Parties under appropriate terms and conditions including confidentiality provisions substantially equivalent to those in this Agreement as is reasonably necessary to exercise the rights granted herein; provided, however, that if CURIS is required by law or regulation to make any such disclosure of OBI's Confidential Information it will give reasonable advance notice to OBI of such disclosure requirement will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.

7.3 Publications. Notwithstanding any other provision of this Agreement, including, but not limited to the provisions of Section 7.4, CURIS may not publish the results of any of its or its Third Party collaborator's research and development activities relating to BMP-7 in the Field without the prior written consent of OBI, provided, however, publication permitted under R&D Agreements already in force shall not be restricted if permitted in such Agreements.

7.4 Public Announcements. Neither Party shall originate any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, to any amendment hereto or performances hereunder without the prior written consent of the other Party, save only such announcements that are required by law to be made or that are otherwise agreed by the Parties. All such announcements shall be brief and factual. If a Party decides to make an announcement required by law, it will give the other Party at least ten (10) business days advance notice, where possible, of the text of the announcement so that the other Party will have an opportunity to comment upon the announcement. To the extent that the receiving Party reasonably requests that any information in the materials proposed to be disclosed or deleted, the disclosing Party shall request confidential treatment of such information pursuant to Rule 406 of the Securities Act of 1933 or Rule 24b-2 of the Securities Exchange Act of 1934 as amended, as applicable (or any other applicable regulation relating to the confidential treatment of information) so that there be omitted from the materials that are publicly filed any information that the receiving Party reasonably requests to be deleted, unless in the opinion of the disclosing Party's legal counsel such Confidential Information is legally required to be fully disclosed. Except for customary discussions with current or prospective investors and analysts, or at securities, industry or similar conferences or as required under applicable laws or regulations or as advised by CURIS' counsel, each Party shall give the other Party a reasonable opportunity (not to exceed 10 days) to review the content of any oral announcement before it is made. Notwithstanding the foregoing, however, where urgent, unusual and rare circumstances require immediate disclosure in the opinion of the Party's counsel, the Party will, unless impossible because of legal reasons, provide at least three (3) days advance notice. Notwithstanding the above, the Parties agree that CURIS may announce the signing of this Agreement, the achievement of each milestone in this Agreement.

ARTICLE VIII - PURCHASED ASSETS AND OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

8.1 Purchased Assets. On the Effective Date, CURIS shall sell, transfer, assign, convey and deliver, or cause to be sold, transferred, assigned, conveyed and delivered, to OBI all of CURIS' right, title and interest in the assets listed below (the "Purchased Assets"):

     a. CURIS Know-How

     b. biological, pharmaceutical and medical materials and supplies relating to BMPs, including the Cell Lines.

     c. assays for detection of BMP-7

     d. books, records, files, correspondence, data, reports, and other information, whether in written, electronic or other form, including, product specifications, quality control records and manuals, research and development files, records and laboratory books

     e. rights, claims or causes of action accruing on or after the Effective Date under or with respect to the Purchased Assets

     f. R&D Agreements as described in Schedule F, but only under the following conditions:

The Parties agree that the R&D Agreements will be assigned to OBI, at OBI's request, following the Effective Date. To the extent that assignment of any R&D Agreement requires Third Party consent, CURIS agrees to use commercially reasonable efforts to obtain any and all such Third Party consents. To the extent that OBI does not elect assignment of an R&D Agreement or if the Third Party consent cannot be obtained, all CURIS' rights including Patent and know-how under the R&D Agreement shall be licensed to OBI pursuant to the terms of Section 4.1 of this Agreement. OBI shall also have the option to obtain assignment of one or more Third Party Agreements after the Effective Date and CURIS hereby agrees to effect such assignment upon request from OBI. CURIS shall bear the costs associated with any such assignments.

8.2. Patent Prosecution and Related Matters. Following the Effective Date, OBI shall be responsible for and shall bear the responsibilities and Patent Costs of filing, prosecuting and maintaining all CURIS Patents incurred after the Effective Date, to the same extent that CURIS currently bears such responsibilities and costs prior to the Effective Date. It is understood that CURIS and therefore OBI hereunder have no obligation to pay Patent Costs associated with the Patents listed in Schedule B, which Patent Costs are solely borne by Stryker Corporation. CURIS shall execute (or cause to be executed) all documents that are necessary to permit OBI to file, prosecute and maintain the CURIS Patents, except for those listed on Schedule B, at no charge, including but not limited to powers of attorney. If any such executions cannot be secured after reasonable efforts, CURIS hereby appoints OBI as its attorney in fact to take all actions OBI deems reasonably necessary to exercise the rights set forth in this Section 8.2. As of the Effective Date, OBI shall have the exclusive right to respond to, defend or prosecute any actions, challenges, infringements, invalidity, oppositions, reexaminations, misappropriations or proceedings by or against a Third Party alleging infringement, misappropriation or violation of any of the CURIS Patent Rights , to the extent that CURIS has the right to respond to, defend or prosecute any of the foregoing by or against a Third Party alleging infringement, misappropriation or violation of such CURIS Patent Rights. In such event, CURIS shall cooperate with OBI and their respective legal counsel, join in suits or actions that may be brought by OBI and be available at OBI's reasonable requests to be an expert witness or otherwise to assist in such proceedings. CURIS also agrees to promptly provide OBI with any notices or communications it receives from Stryker under any of the Stryker Agreements (as described in Schedule G) or from a Third Party under other Agreement relating to any of the CURIS Patents licensed hereunder including notices or communications relating to infringement or validity of such Patents or Oppositions filed against such Patents.

ARTICLE IX - REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY.

9.1 Representations and Warranties. Each of the Parties hereby represents and warrants and covenants as follows: This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

CURIS owns or otherwise Controls all of the rights, title and interest in and to CURIS Know-How.

9.2 Patents and Know-How Warranties. To the best of its knowledge as of the Effective Date, CURIS represents and warrants that (i) any Patent, know-how or other intellectual property right owned or controlled by CURIS that is applicable to this Agreement is not currently being infringed by any Third Party, and (ii) that the practice of such rights does not infringe any valid property right of any Third Party and (iii) that it has the right to license and/or sublicense the Curis Patents listed in Schedules A, B, C, D and E and
(iv) that the Patents listed in Schedules A,B,C,D and E are the entire patent estate that relate to BMP-7 in the Field to which CURIS has the right to license or assign.

9.3  CURIS Representations and Warranties.

Curis represents and warrants to OBI and agrees as follows:

     (a) That inventions that were created by Third Parties pursuant to the R&D Agreements, of which Curis had notice and exercised its rights prior to the

Effective Date, have resulted in patents that are either owned by Curis or co-owned by Curis and are listed as Curis Patents on Schedules A, C and D.

     (b) That all inventions that were created prior to the Effective Date or those inventions that may be created after the Effective Date, under the R&D Agreements, in either instance, which Curis had no notice of prior to the Effective Date, are subject to J&J's rights that are granted to it by Curis, under this Agreement, pursuant to Section 4.1 (which describes the license to Curis Licensed Third Party Patent Rights) and Section 8.1 (g) (which describes the process whereby Curis agrees to assign R&D Agreements to J&J, at J&J's election).

     (c) That Curis has granted no rights, under the Curis Patent Rights or Ludwig Patent Rights to Third Parties pursuant to the R&D Agreements, except to the extent that such Third Parties are co-owners of a Curis Patent as of the Effective Date and as listed in this Agreement.

     (d) That Curis has no payment or funding obligations to Third Parties under the R&D Agreements or the Ludwig Agreement.

     (e) That any other obligation, or liability, such as indemnification, that may exist under the R&D Agreements, is the sole responsibility of Curis.

     (f) That there are no restrictions in any of the Third Party Agreements of Schedule G or R & D Agreements of Schedule F that would restrict OBI from using its technology.

ARTICLE X TERM AND TERMINATION

10.1. Term. This Agreement shall commence on the Effective Date and shall remain in effect until the expiration of OBI's obligation to pay royalties for any Licensed Product, unless earlier terminated as provided in this Article X.

10.2 Termination For Breach. Either Party may terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for ninety (90) days after written notice thereof was provided to the breaching party by the non-breaching party. Any termination shall become effective at the end of such ninety (90) day period unless the breaching party (or any other party on its behalf) has cured any such breach or default prior to the expiration of the ninety (90) day period.

10.3 Termination For Bankruptcy. Either Party hereto shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and such petition is not dismissed within ninety (90) days after filing, or (iii) if the other Party shall make or execute an assignment of substantially all of its assets for the benefit of creditors.

10.4 Results of Termination by OBI for Cause. In the event of termination of this Agreement by OBI pursuant to Sections 10.2 or 10.3, the licenses granted to OBI in Article V hereof, shall survive termination. In addition, the royalties rates recited in Paragraph 5.4 shall each be amended and reduced by 50%. Sections 5.3 through 6.9, and all relevant definitions in Article I shall survive termination.

10.5 Results of Termination by CURIS for Cause. In the event of termination of this Agreement by CURIS pursuant to Sections 10.2, 10.3 or 10.6, the licenses granted to OBI hereunder shall terminate. Upon such termination, OBI shall provide CURIS at no cost to CURIS copies of all OBI internal reports, reports from Third Parties, and notes of communications and correspondence with and reports submitted to regulatory agencies pertaining to Licensed Products.

10.6 Termination by OBI. OBI shall have the right to terminate this Agreement for any reason upon ninety (90) days written notice to CURIS.

10.7 OBI shall have the right to terminate this Agreement upon thirty days prior written notice should CURIS breach the representation and warranty recited in section 9.3 (f). In the event of termination under this Section 10.7, OBI shall receive a credit for any payments made to CURIS hereunder as of the date of termination, which OBI may apply to any future Agreement that the Parties may enter into. In addition, should the breach by CURIS of such representation and warranty result in any liabilities to OBI under any lawsuit brought by a Third Party against OBI relating to OBI's alleged violation of any the restrictions referred to in the representation and warranty in section 9.3 (f), CURS shall indemnify and hold harmless OBI for any damages suffered by OBI and it's attorney's fees in defending such lawsuit.

10.8 Surviving Rights. Sections 5.8, 5.9, 7.1 and 7.2 and any relevant definitions in Article I shall survive the expiration and any termination of this Agreement for any reason.

10.9 Accrued Rights, Surviving Obligations. Termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any obligations which shall have accrued prior to such termination, relinquishment or expiration, including, without limitation, the payment obligations under
Section 2.5 and Article 6 hereof and any and all damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.

10.10 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE XI - INDEMNIFICATION

11.1 Research and Development Indemnification. Each Party (the "Indemnifying Party") shall indemnify, defend and hold the other Party (the "Indemnified Party") harmless from and against any and all liabilities, claims, damages, costs, expenses or money judgments incurred by or rendered against the Indemnified Party and its Affiliates incurred in the defense or settlement of a Third Party lawsuit or in a satisfaction of a Third Party judgment arising out of any injuries to person and/or damage to property resulting from (i) negligent acts of the Indemnifying Party performed in carrying out the Research hereunder, including failure by the Indemnifying Party to provide the Indemnified Party with any Information of the Indemnifying Party's which, if timely received, would have avoided injury, death or damage, provided such failure to provide such know-how is due to negligence of the part of the Indemnifying Party, and
(ii) personal injury to the Indemnified Party employees or agents or damage to the Indemnified Party's property resulting from acts performed by, under the direction of, or at the request of the Indemnifying Party in carrying out activities contemplated by this Agreement.

11.2 Indemnification for Licensed Products. With respect to Licensed Products covered by this Agreement:

     (a) OBI hereby agrees to save, defend and hold CURIS and its agents, directors, officers and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorney's fees ("Losses") resulting directly from the manufacture, use, handling, storage, sale or other disposition of chemical agents or Licensed Products by OBI, its Affiliates and agents except to the extent such Losses result from the negligence of CURIS.

     (b) In the event that CURIS is seeking indemnification under Sections 11.1 or 11.2(a), it shall inform OBI of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit OBI to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of OBI) in the defense of the claim.

     (c) CURIS hereby agrees to save, defend and hold OBI and its agents, directors, officers and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys' fees ("Losses") resulting directly from the manufacture, use, handling, storage, sale or other disposition of chemical agents or Licensed Products by CURIS, its Affiliates, agents or Sublicensees, except to the extent such Losses result from the negligence of OBI.

     (d) CURIS agrees to save, defend and hold OBI and its agents, directors, officers and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorney's fees ("Losses") resulting directly from any breach of the representations and warranties described in Section 9.3.

     (e) In the event OBI is seeking indemnification under Sections 11.1 or 11.2(c), it shall inform CURIS of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit CURIS to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of CURIS) in the defense of the claim.

ARTICLE XII - DISPUTE RESOLUTION

12.1 Dispute Resolution and Arbitration. In the case of any disputes between the Parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the Parties shall discuss and negotiate in good faith a solution acceptable to both Parties and in the spirit of this Agreement. If after negotiating in good faith pursuant to the foregoing sentence, the Parties fail to reach agreement within sixty (60) days, then the President of CURIS and the President of OBI shall discuss in good faith an appropriate resolution to the dispute. If these executives fail, after good faith discussions, to reach an amicable agreement within sixty (60) days, then either Party may upon written notice to the other submit the dispute to binding arbitration pursuant to Section 12.2.

12.2 Arbitration. Any claim, dispute or controversy arising out of or in connection with or relating to this Agreement, (including, without limitation, disputes with respect to the rights and obligations of the Parties following termination) not settled by the procedures set forth in Section 13.1 above or the breach or alleged breach of a material provision of this Agreement shall be adjudicated by arbitration in accordance with the Arbitration Proceedings as set forth in Exhibit A attached hereto.

ARTICLE XIII - MISCELLANEOUS

13.1 Relationship of Parties. For the purposes of this Agreement, each party is an independent contractor and not an agent or employee of the other party. Neither party shall have authority to make any statements, representations, or commitments of any kind, or to take any action which shall be binding on the other party, except as may be explicitly provided for herein or authorized in writing.

13.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

13.3 Headings. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

13.4 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties and their respective lawful successors and assigns.

13.5 Assignment. Neither party may assign this Agreement without the prior written consent of the other party, except that a party may assign this Agreement to an Affiliate or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

13.6 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified at any time, but only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

13.7 Governing Law. This Agreement and the legal relations among the parties shall be governed by and construed in accordance with the laws of the State of New York, USA, irrespective of any choice of laws or conflict of laws principles.

13.8 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein.

13.9 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral and prior written agreements and understandings.

13.10 Advice of Counsel. OBI and CURIS have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

13.11 Consents Not Unreasonably Withheld. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provision is made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

13.12 Retained Rights. Nothing in this Agreement shall limit in any respect the right of either Party to conduct research and development with respect to and market products outside the Field using such Party's know-how.

13.13 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance. Notwithstanding the foregoing, this Section 14.13 shall not operate to relieve either Party from performance of any obligation for more than ninety (90) days.

13.14 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.15 No Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name "CURIS" or "OBI", or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of the Agreement.

13.16 Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), email (receipt acknowledged), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following address (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof). If to CURIS, addressed to:

CURIS Inc.
61 Moulton Street
Cambridge, MA 02138
Attention: General Counsel
             Facsimile:  617.492.8287
             Email:  bpotthoff@curis.com

If to OBI:

          addressed to:

          Ortho Biotech Products, L.P.
          Route 22 East
          P.O. Box 6914
          Bridgewater, NJ 0880709814
          Attention: President
          Facsimile:
          Email:

          With a copy to:  Office of General Counsel

          Johnson & Johnson
          One Johnson & Johnson Plaza
          New Brunswick, NJ 08933
          Facsimile:   732-524-2788
          Email: pjohnson@corus.jnj.com

Each of the Parties consent to the personal jurisdiction of the U.S. Federal Courts and agree to accept any legal process served upon such Party at the addresses specified above for such Party.

13.17 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

13.18 Compliance with Laws. The Parties shall comply with all applicable laws, rules, regulations and orders of the United States and applicable European countries and supra-governmental organizations and all jurisdictions and any agency or court thereof in connection with this Agreement and the transactions contemplated thereby.

13.19 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by each Party as a licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title ll, U.S. Code (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under section 101(35A) of the Bankruptcy Code. The Parties agree that each licensee of such rights under this Agreement, shall retain and may fully exercise all rights and elections it would have in the case of a licensor bankruptcy under the Bankruptcy Code.

Each Party agrees during the term of this Agreement to create or maintain current copies, or if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property licensed to the other Party.

13.20 Confidential Treatment. CURIS agrees to give this Agreement "Confidential Treatment" in any filings it makes with the U.S. Securities & Exchange Commission including redacting all financial terms, except to the extent that
(a) such financial information is disclosed in CURIS financial statements and
(b) that the financial information has been previously disclosed in the press release that has been approved by OBI

13.21 Governmental Authority Consents. No consents of any Governmental Authority having jurisdiction over CURIS is required to be obtained by CURIS in order to authorize the execution by CURIS of this Agreement or the performance by CURIS of the terms hereof and consents, if any, required pursuant to the HSR Act.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

ORTHO BIOTECH PRODUCTS, L.P.
by:  Ortho Biotech, Inc. its general partner


/S/ Gary M. Reedy
--------------------------
By: Gary M. Reedy
President

CURIS, INC.

/S/ Daniel R. Passeri
--------------------------
By: Daniel R. Passeri
President and CEO

Exhibit  A

     Dispute Resolution

a. Any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, will be submitted for resolution to arbitration pursuant to the rules then pertaining of the CPR Institute for Dispute Resolution for Non-Administered Arbitration (available at www.cpradr.org/arb-rules.htm), or successor ("CPR"), except where those rules conflict with these provisions, in which case these provisions control. The arbitration will be held in New York City, New York.

b. The panel shall consist of three arbitrators chosen from the CPR Panels of Distinguished Neutrals (or, by agreement, from another provider of arbitrators) each of whom is a lawyer with at least 15 years experience with a law firm or corporate law department of over 25 lawyers or who was a judge of a court of general jurisdiction. In the event the aggregate damages sought by the claimant are stated to be less than $5 million, and the aggregate damages sought by the counterclaimant are stated to be less than $5 million, and neither side seeks equitable relief, then a single arbitrator shall be chosen, having the same qualifications and experience specified above. Each arbitrator shall be neutral, independent, disinterested, impartial and shall abide by The CPR-Georgetown Commission Proposed Model Rule for the Lawyer as Neutral available at www.cpradr.org/cpr-george.html.

c. The parties agree to cooperate (1) to attempt to select the arbitrator(s) by agreement within 45 days of initiation of the arbitration, including jointly interviewing the final candidates, (2) to meet with the arbitrator(s) within 45 days of selection and (3) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than nine (9) months after selection of the arbitrator(s) and in the award being rendered within 60 days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides within 45 days after the conclusion of the hearings.

d. In the event the parties cannot agree upon selection of the arbitrator(s), the CPR will select arbitrator(s) as follows: CPR shall provide the parties with a list of no less than 25 proposed arbitrators (15 if a single arbitrator is to be selected) having the credentials referenced above. Within 25 days of receiving such list, the parties shall rank at least 65% of the proposed arbitrators on the initial CPR list, after exercising cause challenges. The parties may then interview the five candidates (three if a single arbitrator is to be selected) with the highest combined rankings for no more than one hour each and, following the interviews, may exercise one peremptory challenge each. The panel will consist of the remaining three candidates (or one, if one arbitrator is to be selected) with the highest combined rankings. In the event these procedures fail to result in selection of the required number of arbitrators, CPR shall select the appropriate number of arbitrators from among the members of the various CPR Panels of

Distinguished Neutrals, allowing each side challenges for cause and three peremptory challenges each.

e. In the event the parties cannot agree upon procedures for discovery and conduct of the hearing meeting the schedule set forth in paragraph c above, then the arbitrator(s) shall set dates for the hearing, any post-hearing briefing, and the issuance of the award in accord with the paragraph c schedule. The arbitrator(s) shall provide for discovery according to those time limits, giving recognition to the understanding of the parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery be limited so that the paragraph c schedule may be met without difficulty. In no event will the arbitrator(s), absent agreement of the parties, allow more than a total of ten days for the hearing or permit either side to obtain more than a total of 40 hours of deposition testimony from all witnesses, including both fact and expert witnesses, or serve more than 20 individual requests for documents, including subparts, or 20 individual requests for admission or interrogatories, including subparts. Multiple hearing days will be scheduled consecutively to the greatest extent possible.

f. The arbitrator(s) must render their award by application of the substantive law of New York and are not free to apply "amiable compositeur" or "natural justice and equity." The arbitrator(s) shall render a written opinion setting forth findings of fact and conclusions of law with the reasons therefor stated. A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either party. The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundancy, or irrelevance and no award shall be overturned by reason of such ruling on evidence. To the extent possible, the arbitration hearings and award will be maintained in confidence.

g. In the event the panel's award exceeds $5 million in monetary damages or includes or consists of equitable relief, or rejects a claim in excess of that amount or for that relief, then the losing party may obtain review of the arbitrators' award or decision by a single appellate arbitrator (the "Appeal Arbitrator") selected from the CPR Panels of Distinguished Neutrals by agreement or, failing agreement within seven working days, pursuant to the selection procedures specified in paragraph d above. If CPR cannot provide such services, the parties will together select another provider of arbitration services that can. No Appeal Arbitrator shall be selected unless he or she can commit to rendering a decision within forty-five days following oral argument as provided in this paragraph. Any such review must be initiated within thirty (30) days following the rendering of the award referenced in f above.

h. The Appeal Arbitrator will make the same review of the arbitration panel's ruling and its bases that the U.S. Court of Appeals of the Circuit where the arbitration hearings are held would make of findings of fact and conclusions of law rendered by a district court after a bench trial and then modify, vacate or affirm the arbitration panel's award or decision accordingly, or remand to the panel for further proceedings. The Appeal Arbitrator will consider only the arbitration panel's findings of fact and conclusions of law, pertinent portions of the hearing transcript and evidentiary record as submitted by the parties, opening and reply briefs of the party pursuing the review, and the answering brief of the opposing party, plus a total of no more than four (4) hours of oral argument evenly divided between the parties. The party seeking review must submit its opening brief and any reply brief within seventy-five (75) and one hundred thirty (130) days, respectively, following the date of the award under review, whereas the opposing party must submit its responsive brief within one hundred ten (110) days of that date. Oral argument shall take place within five
(5) months after the date of the award under review, and the Appeal Arbitrator shall render a decision within forty-five (45) days following oral argument. That decision will be final and not subject to further review, except pursuant to the Federal Arbitration Act.

i. The parties consent to the jurisdiction of the Federal District Court for the district in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder (including after review by the Appeal Arbitrator where such an appeal is pursued). Should such court for any reason lack jurisdiction, any court with jurisdiction shall act in the same fashion.

j. Each party has the right before or, if the arbitrator(s) cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

k. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

l. EACH PARTY HERETO WAIVES ANY CLAIM TO PUNITIVE, EXEMPLARY OR MULTIPLIED DAMAGES FROM THE OTHER.

m. EACH PARTY HERETO WAIVES ANY CLAIM OF CONSEQUENTIAL DAMAGES FROM THE OTHER.

n. EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS' FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER.

                                   SCHEDULE A
              Curis BMP Portfolio (Worldwide) Licensed to Stryker

Curis Case No.   CRP No.               Title               Filing Date Serial No.       Status      Patent No.    Assignee  Country
                                                                                                                           of Filing
------------------------------------------------------------------------------------------------------------------------------------
CBM-002AU      CRP-052AU   Protein Induced Morphogenesis   03/11/1992 17543/92       Issued         660,019         Curis     AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-002BE      CRP-052BE   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     BE
------------------------------------------------------------------------------------------------------------------------------------
CBM-002BR      CRP-052CPBR Protein-Induced Morphogenesis   05/09/1997 PI1100736-2    Pending                        Curis     BR
------------------------------------------------------------------------------------------------------------------------------------
CBM-002CA      CRP-052CA   Protein Induced Morphogenesis   03/11/1992 2,104,678      Allowed        2,104,678       Curis     CA
------------------------------------------------------------------------------------------------------------------------------------
CBM-002CAD     CRP-052AUD  Protein Induced Morphogenesis   03/11/1992 2,363,965      Pending                        Curis     CA
------------------------------------------------------------------------------------------------------------------------------------
CBM-002CH      CRP-052CH   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     CH
------------------------------------------------------------------------------------------------------------------------------------
CBM-002CP2US   CRP-052CN   Protein Induced Morphogenesis   03/01/1995 08/396,684     Pending                        Curis     US
------------------------------------------------------------------------------------------------------------------------------------
CBM-002CPC2    CRP-052     Protein-Induced Tissue
                           Morphogenesis                   03/14/1995 08/404,113     Pending                        Curis     US
------------------------------------------------------------------------------------------------------------------------------------
CBM-002CPC2DIV CRP-052     Methods of inducing liver
                           tissue growth with
                           Morphogenesis                   12/15/1999 09/464,206     Pending                        Curis     US
------------------------------------------------------------------------------------------------------------------------------------
CBM-002DE      CRP-052DE   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  69231946.8-08   Curis     DE
------------------------------------------------------------------------------------------------------------------------------------
CBM-002DK      CRP-052DK   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     DK
------------------------------------------------------------------------------------------------------------------------------------
CBM-002EP      CRP-052EP   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     EP
------------------------------------------------------------------------------------------------------------------------------------
CBM-002ES      CRP-052ES   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     ES
------------------------------------------------------------------------------------------------------------------------------------
CBM-002FR      CRP-052FR   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     FR
------------------------------------------------------------------------------------------------------------------------------------
CBM-002GB      CRP-052GB   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     UK
------------------------------------------------------------------------------------------------------------------------------------
CBM-002GR      CRP-052GR   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     GR
------------------------------------------------------------------------------------------------------------------------------------
CBM-002IT      CRP-052IT   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     IT
------------------------------------------------------------------------------------------------------------------------------------
CBM-002JP      CRP-052JP   Protein Induced Morphogenesis   03/11/1992 04-509427      Pending                        Curis     JP
------------------------------------------------------------------------------------------------------------------------------------
CBM-002LU      CRP-052LU   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     LU
------------------------------------------------------------------------------------------------------------------------------------
CBM-002MC      CRP-052MC   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     MC
------------------------------------------------------------------------------------------------------------------------------------
CBM-002NL      CRP-052NL   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     NL
------------------------------------------------------------------------------------------------------------------------------------
CBM-002PC      CRP-052PC   Protein Induced Morphogenesis   03/11/1992 PCT/US92/01968 Completed
                                                                                     National Stage                 Curis     PCT
------------------------------------------------------------------------------------------------------------------------------------
CBM-002SE      CRP-052SE   Protein Induced Morphogenesis   03/11/1992 92910260.6     In Opposition  0 575555 B1     Curis     SE
------------------------------------------------------------------------------------------------------------------------------------
CBM-003AT      CRP-052AT   Morphogen-Induced Modulation of
                           Inflammatory Response           08/28/1992 92919544.4     In Opposition  0 601 106 B1    Curis     AT
------------------------------------------------------------------------------------------------------------------------------------
CBM-003AU      CRP-059AU   Morphogen-Induced Modulation of
                           Inflammatory Response           08/28/1992 25645/92       Issued         669127          Curis     AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-003BE      CRP-059BE   Morphogen-Induced Modulation of
                           Inflammatory Response           08/28/1992 92919544.4     In Opposition  0 601 106 B1    Curis     BE
------------------------------------------------------------------------------------------------------------------------------------
CBM-003CA      CRP-059CA   Morphogen-Induced Modulation of
                           Inflammatory Response           08/28/1992 2,116,562      Issued         2116562         Curis     CA
------------------------------------------------------------------------------------------------------------------------------------
CBM-003CH      CRP-059CH   Morphogen-Induced Modulation
                           of Inflammatory Response        08/28/1992 92919544.4     In Opposition  0 601 106 B1    Curis     CH
------------------------------------------------------------------------------------------------------------------------------------
CBM-003CN      CRP-059CN   Method for Reducing
                           Extravasation of Effector Cells 05/15/1995 08/440,894     Issued         6,288,031       Curis     US

------------------------------------------------------------------------------------------------------------------------------------
CBM-003CPFW2  CRP-059CPFW2  Method for modulating inflammatory    05/22/1995  08/445,467      Issued         6,077,823  Curis    US
                            response
------------------------------------------------------------------------------------------------------------------------------------
CBM-          CRP-059Div    Method for reducing tissue damage     06/20/2000  09/597,517      Pending                   Curis    US
003CPFW2DIV                 associate with ischemia-reperfusion
                            or hypoxia injury
------------------------------------------------------------------------------------------------------------------------------------
CBM-003DE     CRP-059DE     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    DE
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003EP     CRP-059EP     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    EP
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003ES     CRP-059ES     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    ES
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003FR     CRP-059FR     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    FR
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003FWC2   CRP-059FW2    Method for modulating inflammatory    03/30/1995  08/414,033      Issued         6,194,376  Curis    US
                            response comprising administering
                            morphogen
------------------------------------------------------------------------------------------------------------------------------------
CBM-003GB     CRP-059GB     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    UK
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003IE     CRP-059IE     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    IE
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003IT     CRP-059IT     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    IT
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003JP     CRP-059JP     Method for modulating inflammatory    08/28/1992  05-505344       Pending                   Curis    JP
                            response following ischemic
                            reperfusion injury
------------------------------------------------------------------------------------------------------------------------------------
CBM-003LU     CRP-059LU     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    LU
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003MC     CRP-059MC     Morphogen-Induced Modulation  of      08/28/1992  92919544.4      In Opposition  0601106    Curis    MC
                            Inflammatory Response                                                            B1
------------------------------------------------------------------------------------------------------------------------------------
CBM-003PC     CRP-059PC     Method for modulating inflammatory    08/28/1992  PCT/US93/04692  Completed                 Curis    PCT
                            response following ischemic                                       National
                            reperfusion injury                                                Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-004AU     CRP-070AU     Morphogen Induced Nerve Regeneration  07/29/1993  47971/93        Issued         681,594    Curis    AU
                            and Repair
------------------------------------------------------------------------------------------------------------------------------------
CBM-004C2DV   CRP-070DV     Morphogen-Induced Nerve Regeneration  05/31/1995  08/456,033      Allowed                   Curis    US
                            and Repair
------------------------------------------------------------------------------------------------------------------------------------
CBM-004C2US   CRP-070FW2    Morphogen Induced Nerve Regeneration  06/16/1994  08/260,675      Pending                   Curis    US
                            and Repair
------------------------------------------------------------------------------------------------------------------------------------
CBM-004C3US   CRP-070FWCN2  Morphogen-Induced Nerve Regeneration  09/25/1997  08/937,756      Pending                   Curis    US
                            and Repair
------------------------------------------------------------------------------------------------------------------------------------
CBM-004CA     CRP-070CA     Morphogen Induced Nerve Regeneration  07/29/1993  2,141,554       Allowed                            CA
                            and Repair

                                   Schedule A
               Curis BMP Portfolio (Worldwide) Licensed to Stryker

------------------------------------------------------------------------------------------------------------------------------------
CBM-004EP    CRP-070EP    Morphogen Induced Nerve Regeneration   07/29/1993  93918560.9        Pending                    Curis  EP
                          and Repair
------------------------------------------------------------------------------------------------------------------------------------
CBM-004JP    CRP-070JP    Morphogen Induced Nerve Regeneration   07/29/1993  6-505485          Pending                    Curis  JP
                          and Repair
------------------------------------------------------------------------------------------------------------------------------------
CBM-004PC    CRP-070PC    Morphogen Induced Nerve Regeneration   07/29/1993  PCT/US93/07231    Completed                  Curis  PCT
                          and Repair                                                           National Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-008      CRP-128      Methods and Compositions for the       09/25/1997  08/938,622        Allowed                    Curis  US
                          Treatment and Prevention of
                          Parkinson's Disease
------------------------------------------------------------------------------------------------------------------------------------
CBM-010EP    CRP-141EP    Methods and Compositions for           01/21/1999  99903241          Pending        EP 1047443  Curis  EP
                          Enhancing Cognitive Function Using
                          Morphogenic Proteins
------------------------------------------------------------------------------------------------------------------------------------
CBM-010PC    CRP-141PC    Methods and Compositions for           01/21/1999  PCT/US99/01232    Completed                  Curis  PCT
                          Enhancing Cognitive Function Using                                   National Stage
                          Morphogenic Proteins
------------------------------------------------------------------------------------------------------------------------------------
CBM-010US    CRP-141      Methods and Compositions for           01/23/1998  09/012,846        Pending                    Curis  US
                          Enhancing Cognitive Function Using
                          Morphogenic Proteins
------------------------------------------------------------------------------------------------------------------------------------
CBM-011US    CRP-155      Methods and Compositions for the       09/25/1997  08/937,755        Pending                    Curis  US
                          Treatment of Motor Neuron Injury and
                          Neuropathy
------------------------------------------------------------------------------------------------------------------------------------
CBM-013AUD2  CRP-118AUD2  Morphogen Treatment for Chronic Renal  05/06/1997  38887/01          Pending                    Curis  AU
                          Failure
------------------------------------------------------------------------------------------------------------------------------------
CBM-013CA    CRP-118CA    Morphogen Treatment for Chronic Renal  05/06/1997  2,254,954         Pending                    Curis  CA
                          Failure
------------------------------------------------------------------------------------------------------------------------------------
CBM-013CPA   CRP-118CPA   Morphogen Treatment for Chronic Renal  05/06/1996  08/643,321        Allowed                    Curis  US
                          Failure
------------------------------------------------------------------------------------------------------------------------------------
CBM-013CUS   CRP-118      Morphogen Treatment for Chronic Renal  08/28/2002  Not yet assigned  Pending                    Curis  US
                          Failure
------------------------------------------------------------------------------------------------------------------------------------
CBM-013EP    CRP-118EP    Morphogen Treatment for Chronic Renal  05/06/1997  97922726.1        Pending                    Curis  EP
                          Failure
------------------------------------------------------------------------------------------------------------------------------------
CBM-013JP    CRP-118JP    Morphogen Treatment for Chronic Renal  05/06/1997  9-540211          Pending                    Curis  JP
                          Failure
------------------------------------------------------------------------------------------------------------------------------------
CBM-013PC    CRP-118PC    Morphogen Treatment for Chronic Renal  05/06/1997  PCT/US97/07816    Completed                  Curis  PCT
                          Failure                                                              National Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-014AU    CRP-144AU    Therapies for Acute Renal Failure      05/05/1998  72443/98          Issued         743510      Curis  AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-014AUD   CRP-144AU    Therapies for Acute Renal Failure      05/05/1998  34339/02          Pending        743510      Curis  AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-014CA    CRP-144CA    Therapies for Acute Renal Failure      05/05/1998  2,289,123         Pending                    Curis  CA
------------------------------------------------------------------------------------------------------------------------------------
CBM-014EP    CRP-144EP    Therapies for Acute Renal Failure      05/05/1998  98919715.7        Pending                    Curis  EP
------------------------------------------------------------------------------------------------------------------------------------
CBM-014JP    CRP-144JP    Therapies for Acute Renal Failure      05/05/1998  10-548048         Pending                    Curis  JP

               Curis BMP Portfolio (Worldwide) Licensed to Stryker

------------------------------------------------------------------------------------------------------------------------------------
CBM-014PC   CRP-144PC   Therapies for Acute Renal failure           05/05/1998   PCT/US98/03197  Completed               Curis   PCT
                                                                                                 National
                                                                                                 Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-014US   CRP-144     Therapies for acute renal failure           05/05/1998   09/445,328      Pending                 Curis   US
------------------------------------------------------------------------------------------------------------------------------------
CBM-015AUD  CRP-145AUD  Novel Therapies for Chronic Renal Failure   05/06/1997   71419/00        Pending                 Curis   AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-015AUD2 CRP-145AUD2 Novel Therapies for Chronic Renal Failure   05/06/1997                   Pending                 Curis   AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-015CA   CRP-145CA   Novel Therapies for Chronic Renal Failure   05/06/1997   2,254,953       Pending                 Curis   CA
------------------------------------------------------------------------------------------------------------------------------------
CBM-015EP   CRP-145EP   Novel Therapies for Chronic Renal Failure   05/06/1997   97923567.8      Pending                 Curis   EP
------------------------------------------------------------------------------------------------------------------------------------
CBM-015JP   CRP-145JP   Novel Therapies for Chronic Renal Failure   05/06/1997   9-540150        Pending                 Curis   JP
------------------------------------------------------------------------------------------------------------------------------------
CBM-015PC   CRP-145PC   Therapies for Chronic Renal Failure         05/06/1997   PCT/US97/07655  Completed               Curis   PCT
                                                                                                 National
                                                                                                 Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-015US   CRP-145     Novel Therapies for Chronic Renal Failure   02/11/2000   08/851,628      Pending                 Curis   US
------------------------------------------------------------------------------------------------------------------------------------
CBM-016FW2  CRP-068     Morphogen Treatment of Organ Transplants    06/07/1995   08/480,515      Issued      6,090,776   Curis   US
------------------------------------------------------------------------------------------------------------------------------------
CBM-017AT   CRP-072AT   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   AT
------------------------------------------------------------------------------------------------------------------------------------
CBM-017AU   CRP-072AU   Morphogen Induced Liver Regeneration        09/16/1993   51623/93        Issued      681,356     Curis   AU
------------------------------------------------------------------------------------------------------------------------------------
CBM-017CA   CRP-072CA   Morphogen Induced Liver Regeneration        09/16/1993   2,144,514       Issued      2,144,514   Curis   CA
------------------------------------------------------------------------------------------------------------------------------------
CBM-017CH   CRP-072CH   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   CH
------------------------------------------------------------------------------------------------------------------------------------
CBM-017DE   CRP-072DE   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   DE
------------------------------------------------------------------------------------------------------------------------------------
CBM-017DK   CRP-072DK   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   DK
------------------------------------------------------------------------------------------------------------------------------------
CBM-017EP   CRP-072EP   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   EP
------------------------------------------------------------------------------------------------------------------------------------
CBM-017ES   CRP-072ES   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   ES
------------------------------------------------------------------------------------------------------------------------------------
CBM-017FR   CRP-072FR   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   FR
------------------------------------------------------------------------------------------------------------------------------------
CBM-017FW2  CRP-072FW2  Morphogen Induced Liver Regeneration        05/22/1995   08/445,468      Issued      5,849,686   Curis   US
------------------------------------------------------------------------------------------------------------------------------------
CBM-017GR   CRP-072GR   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   GR
------------------------------------------------------------------------------------------------------------------------------------
CBM-017IE   CRP-072IE   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   IE
------------------------------------------------------------------------------------------------------------------------------------
CBM-017IT   CRP-072IT   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   IT
------------------------------------------------------------------------------------------------------------------------------------
CBM-017JP   CRP-072JP   Morphogen Induced Liver Regerneration       09/16/1993   06-508342       Pending                 Curis   JP
------------------------------------------------------------------------------------------------------------------------------------
CBM-017LU   CRP-072LU   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   LU
------------------------------------------------------------------------------------------------------------------------------------
CBM-017MC   CRP-072MC   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   MC
------------------------------------------------------------------------------------------------------------------------------------
CBM-017NL   CRP-072NL   Morphogen Induced Liver Regeneration        09/16/1993   93922700.5      Issued      0661987 B1  Curis   NL
------------------------------------------------------------------------------------------------------------------------------------
CBM-017PC   CRP-072PC   Morphogen Induced Liver Regeneration        09/16/1993   PCT/US93/08808  Completed               Curis   PCT
                                                                                                 National
                                                                                                 Stage

              Curis BMP Portfolio (Worldwide) Licensed to Stryker

---------------------------------------------------------------------------------------------------------------------------------
CBM-017PT     CRP-072PT     Morphogen Induced Liver Regeneration      09/16/1993   93922700.5   Issued   0661987 B1   Curis   PT
---------------------------------------------------------------------------------------------------------------------------------
CBM-017SE     CRP-072SE     Morphogen Induced Liver Regeneration      09/16/1993   93922700.5   Issued   0661987 B1   Curis   SE
---------------------------------------------------------------------------------------------------------------------------------
CBM-017UK     CRP-072UK     Morphogen Induced Liver Regeneration      09/16/1993   93922700.5   Issued   0661987 B1   Curis   UK
---------------------------------------------------------------------------------------------------------------------------------
CBM-018CN     CRP-074CN     Morphogen treatment of Gastrointestinal   06/05/1995   08/462,623   Issued   5,739,107    Curis   US
                            Ulcers
---------------------------------------------------------------------------------------------------------------------------------
CBM-018DV     CRP-074DV     Morphogen Treatment for Limiting          06/05/1995   08/461,113   Issued   6,399,569    Curis   US
                            Proliferation of Epithelial Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-018FW2    CRP-074FW2    Morphogen Treatment of Gastrointestinal   06/05/1995   08/461,397   Issued   5,972,884    Curis   US
                            Ulcers
---------------------------------------------------------------------------------------------------------------------------------
CBM-019 CPUS  CRP-123       Treatment of Mammalian Myocardium with    12/03/1999   09/331,375   Pending               Curis   US
                            Morphogen Locally, Or with
                            Morphogenically-Treated Myogenic
                            Precursor Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-019AU     CRP-123AU     Treatment of Mammalian Myocardium with    12/19/1997   57119/98     Issued   741350       Curis   AU
                            Morphogen Locally, Or with
                            Morphogenically-Treated Myogenic
                            Precursor Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-019CA     CRP-123CA     Treatment of Mammalian Myocardium with    12/19/1997   2,275,436    Pending               Curis   CA
                            Morphogen Locally, Or with
                            Morphogenically-Treated Myogenic
                            Precursor Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-019EP     CRP-123EP     Treatment of Mammalian Myocardium with    12/19/1997   97953356.9   Pending               Curis   EP
                            Morphogen Locally, Or with
                            Morphogenically-Treated Myogenic
                            Precursor Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-019JP     CRP-123JP     Treatment of Mammalian Myocardium with    12/19/1997   10-528998    Pending               Curis   JP
                            Morphogen Locally, Or with
                            Morphogenically-Treated Myogenic
                            Precursor Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-020CP2AU  CRP-160CP2AU  Methods for Maintaining or Restoring      12/16/1998   19218/99     Pending               Curis   AU
                            Tissue-Appropriate Phenotype of Soft
                            Tissue Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-020CP2CA  CRP-160CP2CA  Methods for Maintaining or Restoring      12/16/1998   2,314,821    Pending               Curis   CA
                            Tissue-Appropriate Phenotype of Soft
                            Tissue Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-020CP2EP  CRP-160CP2EP  Methods for Maintaining or Restoring      12/16/1998   98964007.3   Pending  1 040 126    Curis   EP
                            Tissue-Appropriate Phenotype of Soft
                            Tissue Cells
---------------------------------------------------------------------------------------------------------------------------------
CBM-020CP2JP  CRP-16OCP2JP  Methods for Maintaining or Restoring      12/16/1998   2000-539059  Pending               Curis   JP
                            Tissue-Appropriate Phenotype of Soft
                            Tissue Cells

------------------------------------------------------------------------------------------------------------------------------------
CBM-020CP2PC      CRP-160CP2PC      Methods for Maintaining or     12/16/1998   PCT/US98/26788   Completed               Curis  PCT
                                    Restoring Tissue-Appropriate                                 National
                                    Phenotype of Soft Tissue Cells                               Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-020CP2US      CRP-160CP2US      Methods for Maintaining or     12/16/1998   09/581,770       Pending                 Curis  US
                                    Restoring Tissue-Appropriate
                                    Phenotype of Soft Tissue Cells
------------------------------------------------------------------------------------------------------------------------------------
CBM-021CIP        CRP-166 CIP       Method for Alleviating Cancer  11/13/1998   09/191,239       Pending                 Curis  US
                                    Symptoms
------------------------------------------------------------------------------------------------------------------------------------
CBM-021CPCA~      CRP-166CPCA       Method for Alleviating Cancer  11/12/1999   2,349,038        Pending                 Curis  CA
                                    Symptoms
------------------------------------------------------------------------------------------------------------------------------------
CBM-021CPEP~      CRP-166CPEP       Method for Alleviating Cancer  11/12/1999   99958892.4       Pending     1,131,087   Curis  EP
                                    Symptoms
------------------------------------------------------------------------------------------------------------------------------------
CBM-021CPJP~      CRP-166CPJP       Method for Alleviating Cancer  11/12/1999   2000-582058      Pending                 Curis  JP
                                    Symptoms
------------------------------------------------------------------------------------------------------------------------------------
CBM-021CPPC~      CRP-166CPPC       Method for Alleviating Cancer  11/12/1999   PCT/US99/26636   Completed               Curis  PCT
                                    Symptoms                                                     National
                                                                                                 Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-022AU         CRP-060AU         Osteogenic Proteins in the     08/28/1992   31762/93         Issued      670558      Curis  AU
                                    Treatment of Bone Diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022CA         CRP-060CA         Treatment to prevent loss of   08/28/1992   2,116,559        Pending                 Curis  CA
                                    and/or increase bone mass in
                                    metabolic bone diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022CN         CRP-060CN         Treatment to prevent loss of   03/20/1995   08/406,672       Issued      5,674,844   Curis  US
                                    and/or increase bone mass in
                                    metabolic bone diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022CP FWC CN  CRP-060CPFWC CN   Treatment to Prevent Loss of   10/13/1998   09/170,936       Issued      6,333,312   Curis  US
                                    and/or Increase Bone Mass in
                                    Metabolic Bone Diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022CPFWC CN2  CRP-060CPFWC CN2  Treatment to Prevent Loss of   09/13/2001   09/952,318       Pending                 Curis  US
                                    and/or Increase Bone Mass in
                                    Metabolic Bone Diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022EP         CRP-060EP         Treatment to prevent loss of   08/28/1992   93900497.4       Pending                 Curis  EP
                                    and/or increase bone mass in
                                    metabolic bone diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022JP         CRP-060JP         Treatment to prevent loss of   08/28/1992   05-506066        Pending                 Curis  JP
                                    and/or increase bone mass in
                                    metabolic bone diseases
------------------------------------------------------------------------------------------------------------------------------------
CBM-022PC         CRP-060PC         Osteogenic Proteins in the     08/28/1992   PCT/US92/07432   Completed               Curis  PCT
                                    Treatment of Bone Diseases                                   National
                                                                                                 Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-035AT         CRP-058AT         Morphogenic Protein            08/28/1992   92921799         Issued      EP 0601129  Curis  AT
                                    Screening Method                                                         B1

                                   SCHEDULE A
               Curis BMP Portfolio (Worldwide) Licensed to Stryker

-------------------------------------------------------------------------------------------------------------------------------
CBM-035AU    CRP-058AU     Morphogenic Protein Screening Method  08/28/1992  28624/92        Issued     678,345     Curis  AU
-------------------------------------------------------------------------------------------------------------------------------
CBM-035AUDV  CRP-058AUDV   Morphogenic Protein Screening Method  08/28/1992  36040/97        Issued     696,364     Curis  AU
                           II
-------------------------------------------------------------------------------------------------------------------------------
CBM-035BE    CRP-058BE     Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129  Curis  BE
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CA    CRP-058CA     Morphogenic Protein Screening Method  08/28/1992  2,116,560       Issued     2,116,156   Curis  CA
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CH    CRP-058CH     Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129  Curis  CH
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CN    CRP-058       Morphogenic Protein Screening Method  05/26/1995  08/451,953      Issued     5,741,641   Curis  US
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CN2   CRP-058       Method of Diagnosing Renal Tissue     05/06/1996  08/643,563      Issued     5,707,810   Curis  US
                           Damage or Disease
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CNDV  CRP-058       Morphogenic Protein Screening Method  08/15/1997  08/912,088      Issued     5,994,131   Curis  US
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CPC   CRP-058CPC    Morphogenic Protein Screening Method  08/28/1992  PCT/US92/07359  Completed              Curis  PCT
                                                                                             National
                                                                                             Stage
-------------------------------------------------------------------------------------------------------------------------------
CBM-035CPFW  CRP-058       Morphogenic Protein Screening Method  07/20/1994  08/278,729      Issued     5,650,276   Curis  US
-------------------------------------------------------------------------------------------------------------------------------
CBM-035DE    CRP-058DE     Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129  Curis  DE
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035DK    CRP-058DK     Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129  Curis  DK
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035EP    CRP-058EP     Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129  Curis  EP
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035EPD   CRP-058EPDV   Morphogenic Protein Screening Method  08/28/1992  97202681.9      Pending                Curis  EP
-------------------------------------------------------------------------------------------------------------------------------
CBM-035EPD2  CRP-058EPDIV  Morphogenic Protein Screening Method  08/28/1992  100232.8        Pending    1 033 574   Curis  EP
-------------------------------------------------------------------------------------------------------------------------------
CBM-035ES    CRP-058       Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129         ES
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035FR    CRP-058       Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129         FR
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035GB    CRP-058       Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129         UK
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035GR    CRP-058       Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129         GR
                                                                                                        B1
-------------------------------------------------------------------------------------------------------------------------------
CBM-035IE    CRP-058       Morphogenic Protein Screening Method  08/28/1992  92921799        Issued     EP 0601129         IE
                                                                                                        B1

                                   SCHEDULE A
              Curis BMP Portfolio (Worldwide) Licensed to Slryker

-----------------------------------------------------------------------------------------------------------------------------------
CBM-035IT    CRP-058      Morphogenic Protein Screening Method    8/28/1992   92921799        Issued    EP 0601129             IT
                                                                                                        B1
-----------------------------------------------------------------------------------------------------------------------------------
CBM-035JP    CRP-058JP    Morphogenic Protein Screening Method    8/28/1992   05-505345       Pending                 Curis    JP

-----------------------------------------------------------------------------------------------------------------------------------
CBM-035LU    CRP-058      Morphogenic Protein Screening Method    8/28/1992   92921799        Issued    EP 0601129             LU
                                                                                                        B1
-----------------------------------------------------------------------------------------------------------------------------------
CBM-035MC    CRP-058      Morphogenic Protein Screening Method    8/28/1992   92921799        Issued    EP 0601129             MC
                                                                                                        B1
-----------------------------------------------------------------------------------------------------------------------------------
CBM-035NL    CRP-058      Morphogenic Protein Screening Method    8/28/1992   92921799        Issued    EP 0601129             NL
                                                                                                        B1
-----------------------------------------------------------------------------------------------------------------------------------
CBM-036DV1   CRP-073      Morphogen Cell Surface Receptor         6/2/1995    08/459,009      Issued    5,861,479     Curis    US
-----------------------------------------------------------------------------------------------------------------------------------
CBM-036DV2   CRP-073      Novel Morphogen Cell Surface Receptor   6/2/1995    08/459,951      Issued    6,093,547     Curis    US
-----------------------------------------------------------------------------------------------------------------------------------
CBM-036FW    CRP-073      Morphogen Cell Surface Receptor         12/16/1994  08/357,533      Issued    5,831,050     Curis    US
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037AU    CRP-091AU    Methods and Compositions for            6/7/1995    28223/95        Issued    703445                 AU
                          Modulating Protein Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037AUD   CRP-091AUD   Methods and Compositions for            6/24/1999   36757/99        Allowed   743067                 AU
                          Modulating Protein Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037AUD2  CRP-091AUD2  Methods and Compositions for            4/17/2002   34387/02        Pending                          AU
                          Modulating Protein Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037CA    CRP-091CA    Methods and Compositions for            6/7/1995    2,191,583       Pending                          CA
                          Modulating Protein Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037CP    CRP-091CP    Methods and Compositions for            6/7/1995    08/486,343      Issued    6,071,695     Curis    US
                          Modulating Morphogenic Protein
                          Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037EP    CRP-091EP    Methods and Compositions for            6/7/1995    95923784.3      Pending                          EP
                          Modulating Protein Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037JP    CRP-091JP    Methods and Compositions for            6/7/1995    8-501323        Pending                          JP
                          Modulating Protein Expression
-----------------------------------------------------------------------------------------------------------------------------------
CBM-037PC    CRP-091PC    Methods and Compositions for            6/7/1995    PCT/US95/07349  Completed               Curis    PCT
                          Modulating Protein Expression                                       National
                                                                                              Stage
-----------------------------------------------------------------------------------------------------------------------------------
CBM-038      CRP-107      Methods and Compositions for            7/26/1995   08/507,598      Issued    5,834,188     Curis    US
                          Identifying Morphogen Analogs
-----------------------------------------------------------------------------------------------------------------------------------
CBM-039      CRP-116      Morphogen-Responsive Regulatory         7/26/1995   08/507,750      Issued    5,932,716     Curis    US
                          Elements
-----------------------------------------------------------------------------------------------------------------------------------
CBM-039DV    CRP-116DV    Methods and Compositions for            6/11/1997   08/872,859      Issued    6,110,460     Curis    US
                          Identifying Morphogen Analogs
-----------------------------------------------------------------------------------------------------------------------------------
CBM-040      CRP-126CP    Methods and Compositions for            12/12/1996  08/764,522      Issued    6,090,544     Curis    US
                          Identifying Morphogen Analogs
------------------------------------------------------------------------------------------------------------------------------------
CBM-040Div   CRP-126CPD1  Methods and Compositions for            7/10/2000   09/613,177      Pending                 Curis    US
                          Identifying Morphogen Analogs

                                   SCHEDULE A
               Curis BMP Portfolio (Worldwide) Licensed to Stryker

------------------------------------------------------------------------------------------------------------------------------------

CBM-041       CRP-127     Methods and Compositions for         12/12/1996  08/764,528     Issued    6,103,491         Curis       US
                          Identifying Morphogen Analogs
------------------------------------------------------------------------------------------------------------------------------------
CBM-041Div    CRP-127     Methods and Compositions for         08/14/2000  09/638,489     Pending                     Curis       US
                          Identifying Morphogen Analogs
------------------------------------------------------------------------------------------------------------------------------------
CBM-043       CRP-148     Modulators Of Morphogen Expression   11/15/1999  09/423,821     Pending                     Curis       US
                          And Methods Of Identifying The Same
------------------------------------------------------------------------------------------------------------------------------------
CBM-043AU     CRP-148AU   Modulators Of Morphogen Expression   05/28/1998  77073/98       Issued    745514            Curis       AU
                          And Methods Of Identifying The Same
------------------------------------------------------------------------------------------------------------------------------------
CBM-043CA     CRP-148CA   Modulators Of Morphogen Expression   05/28/1998  2,291,510      Pending                     Curis       CA
                          And Methods Of Identifying The Same
------------------------------------------------------------------------------------------------------------------------------------
CBM-043EP     CRP-148EP   Modulators Of Morphogen Expression   05/28/1998  98925035.2     Pending                     Curis       EP
                          And Methods Of Identifying The Same
------------------------------------------------------------------------------------------------------------------------------------
CBM-043JP     CRP-148JP   Modulators Of Morphogen Expression   05/28/1998  11-500978      Pending                     Curis       JP
                          And Methods Of Identifying The Same
------------------------------------------------------------------------------------------------------------------------------------
CBM-043PC     CRP-148PC   Modulators Of Morphogen Expression   05/28/1998  PCT/US98/11025 Completed                   Curis      PCT
                          And Methods Of Identifying The Same                             National Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-058 US    CRP-131     Morphogens and GDNF/NGF              09/09/1998  09/508,254     Pending                     Curis       US
                          Neurotrophic Factors.
------------------------------------------------------------------------------------------------------------------------------------
CBM-058AU     CRP-131AU   Morphogens and GDNF/NGF              09/09/1998  94759/98       Issued    749454            Curis       AU
                          Neurotrophic Factors.
------------------------------------------------------------------------------------------------------------------------------------
CBM-058CA     CRP-131CA   Synergistic Effects of OP/BMP        09/09/1998  2,303,460      Pending                     Curis       CA
                          Morphogens and GDNF/NGF
                          Neurotrophic Factors.
------------------------------------------------------------------------------------------------------------------------------------
CBM-058EP     CRP-131EP   Morphogens and GDNF/NGF              09/09/1998  98948122.1     Pending                     Curis       EP
                          Neurotrophic Factors.
------------------------------------------------------------------------------------------------------------------------------------
CBM-058HK     CRP-131HK   Morphogens and GDNF/NGF              09/09/1998  108400.7       Pending                     Curis       HK
                          Neurotrophic Factors.
------------------------------------------------------------------------------------------------------------------------------------
CBM-058JP     CRP-131JP   Morphogens and GDNF/NGF              09/09/1998  2000-510457    Pending                     Curis       JP
                          Neurotrophic Factors.
------------------------------------------------------------------------------------------------------------------------------------
CBM-058PC     CRP-131PC   Morphogens and GDNF/NGF              09/09/1998  PCT/US98/18772 Completed                   Curis      PCT
                          Neurotrophic Factors.                                           National Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-070CA     CRP-125CA   Methods for Tissue Morphogenesis and 05/29/1998  2,291,514      Pending                     Curis       CA
                          Methods for Evaluating Morphogenic
                          Activity
------------------------------------------------------------------------------------------------------------------------------------
CBM-070EP     CRP-125EP   Methods for Tissue Morphogenesis and 05/29/1998  98926115.1     Pending                     Curis       EP
                          Methods for Evaluating Morphogenic
                          Activity
------------------------------------------------------------------------------------------------------------------------------------
CBM-070JP     CRP-125JP   Methods for Tissue Morphogenesis and 05/29/1998  11-500923      Pending                     Curis       JP
                          Methods for Evaluating Morphogenic
                          Activity

                                   SCHEDULE A
               Curis BMP Portfolio (Worldwide) Licensed to Stryker

CBM-070PC        CRP-125PC     Methods for Tissue Morphogenesis and   5/29/1998      PCT/US98/10909       Completed      Curis   PCT
                               Methods for Evaluating Morphogenic                                         National
                               Activity                                                                   Stage
------------------------------------------------------------------------------------------------------------------------------------
CBM-070US        CRP-165US     Methods for Tissue Morphogenesis and   5/29/1998      09/423,943           Pending        Curis   US
                               Methods for Evaluating Morphogenic
                               Activity
------------------------------------------------------------------------------------------------------------------------------------
CUR-566CP2US                   Morphogen Analogs of Bone              06/06/2002     10/164,279           Pending        Curis   US
                               Morphogenic Proteins
------------------------------------------------------------------------------------------------------------------------------------
CUR-566CPUS                    Morphogen Analogs of Bone              04/10/2002     60/371,298           Pending        Curis   US
                               Morphogenic Proteins
------------------------------------------------------------------------------------------------------------------------------------
CUR-566US                      Morphogen Analogs of OP-1              02/05/2002     60/354,820           Pending        Curis   US
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule B
              Curis BMP Portfolio (Worldwide) Licensed from Stryker

Stryker Case No. CRP No.  Title                                 Filing Date Serial No.     Status   Patent No.  Assignee Country of
                                                                                                                          Filing
-----------------------------------------------------------------------------------------------------------------------------------

STK-001                 Osteogenic Proteins and Polypeptides    04/08/1988  07/179,406     Issued   4,968,590    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001AT               Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  AT
-----------------------------------------------------------------------------------------------------------------------------------
STK-001AT4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  AT
-----------------------------------------------------------------------------------------------------------------------------------
STK-001AU1              Osteogenic Devices                      04/07/1989  35305/89       Issued   618,357      Stryker  AU
-----------------------------------------------------------------------------------------------------------------------------------
STK-001AU2              Biosynthetic Osteogenic Proteins and    04/07/1989  34449/89       Issued   628,050      Stryker  AU
                        Osteogenic  Devices Containing Them
-----------------------------------------------------------------------------------------------------------------------------------
STK-001AU4              Osteogenic Devices                      10/15/1990  66481/90       Issued   648,997      Stryker  AU
-----------------------------------------------------------------------------------------------------------------------------------
STK-001BE1              Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  BE
-----------------------------------------------------------------------------------------------------------------------------------
STK-001BE4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  BE
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CA1              Osteogenic Devices                      04/07/1989  596,143        Pending               Stryker  CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CA1DV            Osteogenic Devices                      04/07/1989  617,121        Pending               Stryker  CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CA2              Biosynthetic Osteogenic Proteins and    04/07/1989  596,144        Issued   1,338,663    Stryker  CA
                        Osteogenic Devices Containing Them
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CA4              Osteogenic Devices                      10/15/1990  2,042,577-6    Pending               Stryker  CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CH1              Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  CH
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP2              Osteogenic Device                       02/23/1989  07/315,342     Issued   5,011,691    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP2DV2           Osteogenic Proteins                     09/24/1992  07/950,229     Issued   5,324,819    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP2DV3           Cartilage and Bone-Inducing Proteins    11/01/1993  08/145,812     Issued   5,750,651    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP2DVFW          Osteogenic Proteins                     12/22/1992  07/995,345     Issued   5,258,494    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP6              Osteogenic Proteins                     02/21/1992  07/841,646     Issued   5,266,683    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP6DV2           Antibodies to Osteogenic Proteins       11/01/1993  08/147,023     Issued   5,468,845    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP6DV3           Method of Selectively Extracting        05/23/1995  08/447,570     Issued   5,714,589    Stryker  US
                        Osteogenic Protein
-----------------------------------------------------------------------------------------------------------------------------------
STK-001CP6DV4           Nucleic Acids Encoding
                        Osteogenic Proteins                     05/23/1995  08/449,700     Issued   5,863,758    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001DE1              Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  DE
-----------------------------------------------------------------------------------------------------------------------------------
STK-001DE4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  DE
-----------------------------------------------------------------------------------------------------------------------------------
STK-001DK4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  DE
-----------------------------------------------------------------------------------------------------------------------------------
STK-001DV2              Osteogenic Devices                      01/28/1992  07/827,052     Issued   5,250,302    Stryker  US
-----------------------------------------------------------------------------------------------------------------------------------
STK-001EP1              Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-001EP1DV            Osteogenic Proteins                     07/07/1995  95 20 1872.9   Allowed               Stryker  EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-001EP2DV            Biosynthetic Osteogenic Proteins and    04/07/1989  96 20 0044.4   Allowed               Stryker  EP
                        Osteogenic Devices Containing Them
-----------------------------------------------------------------------------------------------------------------------------------
STK-001EP4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-001ES4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  ES
-----------------------------------------------------------------------------------------------------------------------------------
STK-001FR1              Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  FR
-----------------------------------------------------------------------------------------------------------------------------------
STK-001FR4              Osteogenic Devices                      10/15/1990  90 91 6655.5   Issued   0 448 704 B  Stryker  FR
-----------------------------------------------------------------------------------------------------------------------------------
STK-001GB1              Osteogenic Proteins and Polypeptides    04/07/1989  89 90 4986.0   Issued   0 362 367 B  Stryker  GB

                                                                     Page 1 of 7

                                   Schedule B
             Curis BMP Portfolio (Worldwide) Licensed from Stryker

------------------------------------------------------------------------------------------------------------------------------------
STK-001GB4              Osteogenic Devices                     10/15/1990     90 91 6655.5      Issued     0 448 704 B  Stryker  UK
------------------------------------------------------------------------------------------------------------------------------------
STK-001GR4              Osteogenic Devices                     10/15/1990     90 91 6655.5      Issued     0 448 704 B  Stryker  GR
------------------------------------------------------------------------------------------------------------------------------------
STK-001IT1              Osteogenic Proteins and Polypeptides   04/07/1989     89 90 4986.0      Issued     0 362 367 B  Stryker  IT
------------------------------------------------------------------------------------------------------------------------------------
STK-001IT4              Osteogenic Devices                     10/15/1990     90 91 6655.5      Issued     0 448 704 B  Stryker  IT
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP1              Osteogenic Devices                     04/07/1989     1-504771          Issued     2522568      Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP1DV            Osteogenic Devices                     04/07/1989     Aug-35            Issued     2933867      Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP2DV            Osteogenic Devices                     04/07/1989     7-263371          Pending                 Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP4              Osteogenic Devices                     10/15/1990     515578/90         Issued     2845346      Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP4DV            Osteogenic Devices                     07/02/1997     177440/97         Pending                 Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP4DV2           Osteogenic Devices                     08/24/2000     200-254562        Pending                 Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001JP4DV3           Osteogenic Devices                                    Not yet assigned  Pending                 Stryker  JP
------------------------------------------------------------------------------------------------------------------------------------
STK-001LU1              Osteogenic Proteins and Polypeptides   04/07/1989     89 90 4986.0      Issued     0 362 367 B  Stryker  LU
------------------------------------------------------------------------------------------------------------------------------------
STK-001LU4              Osteogenic Devices                     10/15/1990     90 91 6655.5      Issued     0 448 704 B  Stryker  LU
------------------------------------------------------------------------------------------------------------------------------------
STK-001NL1              Osteogenic Proteins and Polypeptides   04/07/1989     89 90 4986.0      Issued     0 362 367 B  Stryker  NL
------------------------------------------------------------------------------------------------------------------------------------
STK-001NL4              Osteogenic Devices                     10/15/1990     90 91 6655.5      Issued     0 448 704 B  Stryker  NL
------------------------------------------------------------------------------------------------------------------------------------
STK-001PC1              Osteogenic Devices                     04/07/1989     PCT/US89/01453    Completed               Stryker  PCT
                                                                                                National
                                                                                                Stage
------------------------------------------------------------------------------------------------------------------------------------
STK-001PC2              Biosynthetic Osteogenic Proteins and   04/07/1989     PCT/US89/01469    Completed               Stryker  PCT
                        Osteogenic Devices Containing Them                                      National
                                                                                                Stage
------------------------------------------------------------------------------------------------------------------------------------
STK-001PC4              Osteogenic Devices                     10/15/1990     PCT/US90/05903    Completed               Stryker  PCT
                                                                                                National
                                                                                                Stage
------------------------------------------------------------------------------------------------------------------------------------
STK-001SE1              Osteogenic Proteins and Polypeptides   04/07/1989     89 90 4986.0      Issued     0 362 367 B  Stryker  SE
------------------------------------------------------------------------------------------------------------------------------------
STK-001SE4              Osteogenic Devices                     10/15/1990     90 91 6655.5      Issued     0 448 704 B  Stryker  SE
------------------------------------------------------------------------------------------------------------------------------------
STK-008                 Nucleotide Sequences Encoding           01/20/1995    08/375,901        Issued     6,261,835    Stryker  US
                        Osteogenic Proteins
------------------------------------------------------------------------------------------------------------------------------------
STK-008CN               DNA sequences encoding osteogenic      01/03/2001     09/754,831        Pending                 Stryker  US
                        protein
------------------------------------------------------------------------------------------------------------------------------------
STK-009                 Method for Recombinant Production of   01/20/1995     08/376,731        Issued     5,670,336    Stryker  US
                        Osteogenic Protein OP-1
------------------------------------------------------------------------------------------------------------------------------------
STK-042AU               Bone Collagen Matrix for Xenogenic     02/22/1990     51747/90          Issued     627,850               AU
                        Implants
------------------------------------------------------------------------------------------------------------------------------------
STK-042CA               Bone Collagen Matrix for Xenogenic     02/22/1990     2,027,259-7       Issued     2,027,259-7           CA
                        Implants
------------------------------------------------------------------------------------------------------------------------------------
STK-042DE               Bone Collagen Matrix for Xenogenic     02/22/1990     90 90 4002.4      Issued     0 411 105             DE
                        Implants
------------------------------------------------------------------------------------------------------------------------------------
STK-042EP               Bone Collagen Matrix for Xenogenic     02/22/1990     90 90 4002.4      Issued     0 411 105             EP
                        Implants

                                                                     Page 2 of 7

                                   Schedule B
              Curis BMP Portfolio (Worldwide) Licensed from Stryker

-----------------------------------------------------------------------------------------------------------------------------------
STK-042FR                  Bone Collagen Matrix for Xenogenic    02/22/1990  90 90 4002.4    Issued     0 411 105             FR
                           Implants
-----------------------------------------------------------------------------------------------------------------------------------
STK-042GB                  Bone Collagen Matrix for Xenogenic    02/22/1990  90 90 4002.4    Issued     0 411 105             UK
                           Implants
-----------------------------------------------------------------------------------------------------------------------------------
STK-042IT                  Bone Collagen Matrix for Xenogenic    02/22/1990  90 90 4002.4    Issued     0 411 105             IT
                           Implants
-----------------------------------------------------------------------------------------------------------------------------------
STK-042JP                  Bone Collagen Matrix for Xenogenic    02/22/1990  504059/90       Issued     2113455               JP
                           Implants
-----------------------------------------------------------------------------------------------------------------------------------
STK-042PC                  Bone Collagen Matrix for Xenogenic    02/22/1990  PCT/US90/00912  Completed                        PCT
                           Implants                                                          National
                                                                                             Stage
-----------------------------------------------------------------------------------------------------------------------------------
STK-049AU                  Synthetic Bone Matrix                 05/22/1991  79614/91        Issued     639,574               AU
-----------------------------------------------------------------------------------------------------------------------------------
STK-049CA                  Synthetic Bone Matrix                 05/22/1991  2,082,946-0     Issued     2,082,946             CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-049EP                  Synthetic Bone Matrix                 05/22/1991  91 91 1588.1    Grant      0 608 211             EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-049JP                  Synthetic Bone Matrix                 05/22/1991  03-510269       Issued     2679409               JP
-----------------------------------------------------------------------------------------------------------------------------------
STK-049PC                  Synthetic Bone Matrix                 05/22/1991  PCT/US91/03603  Completed                        PCT
                                                                                             National
                                                                                             Stage
-----------------------------------------------------------------------------------------------------------------------------------
STK-056AU                  Osteogenic Peptides                   10/18/1991  89000/91        Issued     663,689               AU
-----------------------------------------------------------------------------------------------------------------------------------
STK-056CA                  Osteogenic Peptides                   10/18/1991  2,094,027       Issued     2,094,027             CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-056DE                  Osteogenic Proteins                   10/18/1991  91 91 9612.1    Issued     0 643 767             DE
-----------------------------------------------------------------------------------------------------------------------------------
STK-056EP                  Osteogenic Proteins                   10/18/1991  91 91 9612.1    Issued     0 643 767             EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-056FR                  Osteogenic Proteins                   10/18/1991  91 91 9612.1    Issued     0 643 767             FR
-----------------------------------------------------------------------------------------------------------------------------------
STK-056GB                  Osteogenic Proteins                   10/18/1991  91 91 9612.1    Issued     0 643 767             UK
-----------------------------------------------------------------------------------------------------------------------------------
STK-056IT                  Osteogenic Proteins                   10/18/1991  91 91 9612.1    Issued     0 643 767             IT
-----------------------------------------------------------------------------------------------------------------------------------
STK-056JP                  Osteogenic Peptides                   10/18/1991  03-518322       Pending                          JP
-----------------------------------------------------------------------------------------------------------------------------------
STK-056JPDV                Osteogenic Peptides                   10/18/1991  10-352101       Pending                          JP
-----------------------------------------------------------------------------------------------------------------------------------
STK-056PC                  Osteogenic Peptides                   10/18/1991  PCT/US91/07635  Completed                        PCT
                                                                                             National
                                                                                             Stage
-----------------------------------------------------------------------------------------------------------------------------------
STK-058AU    CRP-076AU     OP-3 Induced Morphogenesis            11/02/1993  55900/94        Issued     681,362     Stryker   AU
-----------------------------------------------------------------------------------------------------------------------------------
STK-058CA    CRP-076CA     OP-3 Induced Morphogenesis            11/02/1993  2,147,598       Pending                Stryker   CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-058DV    CRP-076DV     OP-3 Induced Morphogenesis            06/07/1995  08/479,666      Issued     5,652,337   Stryker   US
-----------------------------------------------------------------------------------------------------------------------------------
STK-058DV2   CRP-076DV2    OP-3 Induced Morphogenesis            07/28/1997  08/901,200      Issued     5,854,071   Stryker   US
-----------------------------------------------------------------------------------------------------------------------------------
STK-058DV3   CRP-076DV3    OP-3-Induced Morphogenesis            12/23/1998  09/219,391      Issued     6,153,583   Stryker   US
-----------------------------------------------------------------------------------------------------------------------------------
STK-058EP    CRP-076EP     OP-3 Induced Morphogenesis            11/02/1993  94 90 1244.7    Pending    0672064 A   Stryker   EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-058FW    CRP-076FW     Nucleic Acid Encoding a Novel         06/07/1995  08/480,528      Issued     5,652,118   Stryker   US
                           Morphogenic Protein OP-3

                                   Schedule B
             Curis BMP Portfolio (Worldwide) Licensed from Stryker

------------------------------------------------------------------------------------------------------------------------------------
STK-058JP    CRP-076JP    OP-3 Induced Morphogenesis               11/02/1993   6-511392        Pending                Stryker   JP
------------------------------------------------------------------------------------------------------------------------------------
STK-059      CRP-080      Single Chain Analogs of the TGF-Beta     10/01/1998   08/478,097      Issued     6,040,431   Stryker   US
                          Superfamily (Morphons)
------------------------------------------------------------------------------------------------------------------------------------
STK-059PC    CPR-080PC    Single Chain Analogs of the TGF-B        06/06/1996   PCT/US96/09293  Completed              Stryker   PCT
                          Superfamily (Morphons)                                                National
                                                                                                Stage
------------------------------------------------------------------------------------------------------------------------------------
STK-059AU    CRP-080AU    Single Chain Analogs of the TGF-B        06/06/1996   61570/96        Issued     717811      Stryker   AU
                          Superfamily (Morphogen)
------------------------------------------------------------------------------------------------------------------------------------
STK-059AUDV  CRP-080AUDV  Single Chain Analogs of the TGF-B        06/06/1996   43748/00        Pending                Stryker   AU
                          Superfamily (Morphogen)
------------------------------------------------------------------------------------------------------------------------------------
STK-059CA    CRP-080CA    Single Chain Analogs TGF-B Superfamily   06/06/1996   2,223,292       Pending                Stryker   CA
                          (Morphogen)
------------------------------------------------------------------------------------------------------------------------------------
STK-059CN    CRP-080CN    Single Chain Analogs of the TGF-Beta     02/02/2000   09/496,398      Pending                Stryker   US
                          Superfamily (Morphons)
------------------------------------------------------------------------------------------------------------------------------------
STK-059EP    CRP-080EP    Single Chain Analogs of the TGF-B        06/06/1996   96 9 1 9162.6   Pending    833844      Stryker   EP
                          Superfamily (Morphogen)
------------------------------------------------------------------------------------------------------------------------------------
STK-059JP    CPR-080JP    Single Chain Analogs of the TGF-B        06/06/1996   09-501647       Pending    11-510686   Stryker   JP
                          Superfamily (Morphogen)
------------------------------------------------------------------------------------------------------------------------------------
STK-060AU    CRP-081      Novel Morphogenic Protein Compositions   07/29/1993   47951/93        Issued     678,380     Stryker   AU
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060CA    CRP-081 -    Novel Morphogenic Protein Compositions   07/29/1993   2,141,555       Pending                Stryker   CA
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060DV    CRP-081      Novel Morphogenic Protein Compositions   06/02/1995   08/459,346      Issued     5,834,179   Stryker   US
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060DVCN  CRP-081      Novel Morphogenic Protein Compositions   07/08/1997   08/889,419      Issued     6,071,708   Stryker   US
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060EP    CRP-081      Novel Morphogenic Protein Compositions   07/29/1993   93918529.4      Pending    0652953 A   Stryker   EP
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060FW    CRP-081FW    Novel Morphogenic Protein Compositions   03/13/1995   08/402,542      Issued     6,395,883   Curis     US
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060JP    CRP-081      Novel Morphogenic Protein Compositions   07/29/1993   6-505462        Pending                Stryker   JP
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060KR    CRP-081      Novel Morphogenic Protein Compositions   07/29/1993   700360/1995     Pending                Stryker   KR
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-060PC    CPR-081PC    Novel Morphogenic Protein Compositions   07/29/1993   PCT/US93/07189  Completed              Stryker   PCT
                          of Matter                                                             National
                                                                                                Stage
------------------------------------------------------------------------------------------------------------------------------------
STK-061      CRP-082      Lipid Modified Serum Free Media          09/22/1993   08/124,676      Issued     5,631,159   Stryker   US
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-061AU    CRP-082      Lipid Modified Serum Free Media          09/21/1994   80717/94        Issued     698633      Stryker   AU
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------
STK-061CA    CRP-082      Lipid Modified Serum Free Media          09/21/1994   2,170,761       Issued     2,170,761   Stryker   CA
                          of Matter
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule B
              Curis BMP Portfolio (Worldwide) Licensed from Stryker

-------------------------------------------------------------------------------------------------------------------------------
STK-061DE    CRP-082  Lipid Modified Serum Free Media       09/21/1994  94 93 1761.4         Issued     0 720 648  Stryker  DE
-------------------------------------------------------------------------------------------------------------------------------
STK-061EP    CRP-082  Lipid Modified Serum Free Media       09/21/1994  94 93 1761.4         Issued     0 720 648  Stryker  EP
-------------------------------------------------------------------------------------------------------------------------------
STK-061FR    CRP-082  Lipid Modified Serum Free Media       09/21/1994  94 93 1761.4         Issued     0 720 648  Stryker  FR
-------------------------------------------------------------------------------------------------------------------------------
STK-061GB    CRP-082  Lipid Modified Serum Free Media       09/21/1994  94 93 1761.4         Issued     0 720 648  Stryker  UK
-------------------------------------------------------------------------------------------------------------------------------
STK-061IT    CRP-082  Lipid Modified Serum Free Media       09/21/1994  94 93 1761.4         Issued     0 720 648  Stryker  IT
-------------------------------------------------------------------------------------------------------------------------------
STK-061JP    CRP-082  Lipid Modified Serum Free Media       09/21/1994  7-509936             Pending               Stryker  JP
-------------------------------------------------------------------------------------------------------------------------------
STK-061PC    CRP-082  Lipid Modified Serum Free Media       09/21/1994  PCT/US94/10736       Completed             Stryker  PCT
                                                                                             National
                                                                                             Stage
-------------------------------------------------------------------------------------------------------------------------------
STK-062      CRP-084  Methods and Compositions for High     10/25/1993  08/143,497           Issued     5,585,237  Stryker  US
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062AU    CRP-084  Methods and Compositions for High     10/21/1994  80859/94             Issued     685188     Stryker  AU
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062CA    CRP-084  Methods and Compositions for High     10/21/1994  2,171,759            Pending               Stryker  CA
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062DV    CRP-084  Methods and Compositions for High     06/05/1995  08/461,666           Issued     5,614,385  Stryker  US
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062DVCN  CRP-084  Methods and Compositions for High     11/27/1996  08/757,300           Issued     5,712,119  Stryker  US
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062EP    CRP-084  Methods and Compositions for High     10/21/1994  94 93 1958.6         Pending               Stryker  EP
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062JP    CRP-084  Methods and Compositions for High     10/21/1994  7-512727             Pending               Stryker  JP
                      Protein Production from Recombinant
                      DNA
-------------------------------------------------------------------------------------------------------------------------------
STK-062PC    CRP-084  Methods and Compositions for High     10/21/1994  PCT/US94/12063       Completed             Stryker  PCT
                      Protein Production from Recombinant                                    National
                      DNA                                                                    Stage
-------------------------------------------------------------------------------------------------------------------------------
STK-064      CRP-096  Compositions and Methods for          03/04/1994  08/206,864           Issued     5,610,021  Stryker  US
                      Identification and Use of Soluble
                      Complex Forms of Osteogenic Proteins
-------------------------------------------------------------------------------------------------------------------------------
STK-064AU    CRP-096  Methods and Compositions for          03/04/1994  63588/94             Issued     682,176             AU
                      Recombinant Osteogenic Protein
                      Production

                                   Schedule B
             Curis BMP Portfolio (Worldwide) Licensed from Stryker


-----------------------------------------------------------------------------------------------------------------------------------
STK-064CA    CRP-096       Methods and Compositions for            03/04/1994   2,157,387        Issued  2,157,387              CA
                           Recombinant Osteogenic Protein
                           Production
-----------------------------------------------------------------------------------------------------------------------------------
STK-064EP    CRP-096       Methods and Compositions for            03/04/1994   94 91 0830.2     Pending                        EP
                           Recombinant Osteogenic Protein
                           Production
-----------------------------------------------------------------------------------------------------------------------------------
STK-064JP    CRP-096       Methods and Compositions for            03/04/1994   6-520181         Pending                        JP
                           Recombinant Osteogenic Protein
                           Production
-----------------------------------------------------------------------------------------------------------------------------------
STK-064PC    CRP-096       Method and Compositions for             03/04/1994   PCT/US94/02335   Completed                      PCT
                           Recombinant Osteogenic Protein                                        National
                           Production                                                            Stage
-----------------------------------------------------------------------------------------------------------------------------------
STK-075                    Modified TGF-Beta Superfamily Proteins  08/16/1999   09/375,333       Pending            Stryker     US
-----------------------------------------------------------------------------------------------------------------------------------
STK-075AU                  Modified TGF-Beta Superfamily Proteins  10/07/1999   11039/00         Pending            Stryker     AU
-----------------------------------------------------------------------------------------------------------------------------------
STK-075CA                  Modified TGF-Beta Superfamily Proteins  10/07/1999   2,345,024        Pending            Stryker     CA
-----------------------------------------------------------------------------------------------------------------------------------
STK-075EP                  Modified TGF-Beta Superfamily Proteins  10/07/1999   99954772.2       Pending            Stryker     EP
-----------------------------------------------------------------------------------------------------------------------------------
STK-075JP                  Modified TGF-Beta Superfamily Proteins  10/07/1999   2000-574560      Pending            Stryker     JP
-----------------------------------------------------------------------------------------------------------------------------------
STK-075PC                  Modified TGF-Beta Superfamily Proteins  10/07/1999   PCT/US99/23372   Completed          Stryker     PCT
                                                                                                 National
                                                                                                 Stage
-----------------------------------------------------------------------------------------------------------------------------------
STK-076                    Modified Proteins and DNAs of the TGF-  08/16/1999   09/374,958       Pending            Stryker     US
                           Beta Superfamily, Including Morphogenic
                           Proteins
-----------------------------------------------------------------------------------------------------------------------------------
STK-076AU                  Modified Proteins and DNAs of the TGF-  10/07/1999   11038/00         Pending            Stryker     AU
                           Beta Superfamily, Including Morphogenic
                           Proteins
-----------------------------------------------------------------------------------------------------------------------------------
STK-076CA                  Modified Proteins and DNAs of the TGF-  10/07/1999   2,344,974        Pending            Stryker     CA
                           Beta Superfamily, Including Morphogenic
                           Proteins
-----------------------------------------------------------------------------------------------------------------------------------
STK-076EP                  Modified Proteins and DNAs of the TGF-  10/07/1999   99954771.4       Pending            Stryker     EP
                           Beta Superfamily, Including Morphogenic
                           Proteins
-----------------------------------------------------------------------------------------------------------------------------------
STK-076JP                  Modified Proteins and DNAs of the TGF-  10/07/1999   2000-574702      Pending            Stryker     JP
                           Beta Superfamily, Including Morphogenic
                           Proteins

                                   Schedule B
              Curis BMP Portfolio (Worldwide) Licensed from Stryker

----------------------------------------------------------------------------------------------------------
STK-076PC   Modified Proteins and DNAs of the TGF-  10/07/1999  PCT/US99/23371  Completed  Stryker     PCT
            Beta Superfamily, including Morphogenic                             National
            Proteins                                                            Stage
----------------------------------------------------------------------------------------------------------
STK-077     Modified Proteins and DNAs of the TGF-  08/16/1999  09/374,936      Pending    Stryker     US
            Beta Superfamily, including Modified
            Morphogenic Proteins
----------------------------------------------------------------------------------------------------------
STK-077AU   Modified Proteins and DNAs of the TGF-  10/07/1999  11037/00        Pending    Stryker     AU
            Beta Superfamily, including Modified
            Morphogenic Proteins
----------------------------------------------------------------------------------------------------------
STK-077CA   Modified Proteins and DNAs of the TGF-  10/07/1999  2,345,287       Pending    Stryker     CA
            Beta Superfamily, including Modified
            Morphogenic Proteins
----------------------------------------------------------------------------------------------------------
STK-077EP   Modified Proteins and DNAs of the TGF-  10/07/1999  99954770.6      Pending    Stryker     EP
            Beta Superfamily, including Modified
            Morphogenic Proteins
----------------------------------------------------------------------------------------------------------
STK-077JP   Modified Proteins and DNAs of the TGF-  10/07/1999  2000-574686     Pending    Stryker     JP
            Beta Superfamily, including Modified
            Morphogenic Proteins
----------------------------------------------------------------------------------------------------------
STK-077PC   Modified Proteins and DNAs of the TGF-  10/07/1999  PCT/US99/23370  Completed  Stryker     PCT
            Beta Superfamily, including Modified                                National
            Morphogenic Proteins                                                Stage
----------------------------------------------------------------------------------------------------------

                                                                     Page 7 of 7

                                   Schedule C
              Curis BMP Patent Portfolio (Worldwide) Co-Owned with
    Ludwig Institute for Cancer Research and Licensed to Stryker Corporation

                                                                                                                             Country
                                                                                                                               of
Curis Case No.   CRP No.     Title                    Filing Date   Serial No.       Status      Patent No.     Assignee     Filing
----------------------------------------------------------------------------------------------------------------------------------
CBM-023CP1US   CRP-097CP1   Morphogen Protein         06/02/1995   08/448,371        Allowed                 Curis, Ludwig    US
                            Specific Cell                                                                    Institute for
                            Surface Receptors                                                                Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-023CP1CUS  CRP-097CP1C  Morphogen Protein         10/18/2001   09/982,543        Pending                 Curis, Ludwig    US
                            Specific Cell                                                                    Institute for
                            Surface Receptors                                                                Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-023CP2US   CRP-097CP2   Methods of antagonizing   06/02/1995   08/481,337        Issued      5,863,738   Curis, Ludwig    US
                            OP-1 binding to a                                                                Institute for
                            Cell Surface receptor                                                            Cancer Research
                            utilizing ALK
                            polypeptides
----------------------------------------------------------------------------------------------------------------------------------
CBM-023PC      CRP-097PC    Morphogen Protein         04/28/1995   PCT/US95/05467    Completed               Curis, Ludwig    PCT
                            Specific Cell                                            National                Institute for
                            Surface Receptors                                        Stage                   Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-023AU      CRP-097AU    Morphogenic Protein       04/28/1995   24662/95          Issued      702163      Curis, Ludwig    AU
                            Specific Cell                                                                    Institute for
                            Surface Receptors                                                                Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-023CA      CRP-097CA    Morphogen Protein         04/28/1995   2,187,902         Pending                 Curis, Ludwig    CA
                            Specific Cell                                                                    Institute for
                            Surface Receptors                                                                Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-023EP      CRP-097EP    Morphogen Protein         04/28/1995   95918920          Pending                 Curis, Ludwig    EP
                            Specific Cell                                                                    Institute for
                            Surface Receptors                                                                Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-023JP      CRP-097JP    Morphogenic Protein       04/28/1995   7-528497          Pending                 Curis, Ludwig    JP
                            Specific Cell                                                                    Institute for
                            Surface Receptors                                                                Cancer Research
                            and Uses Therefor
----------------------------------------------------------------------------------------------------------------------------------
CBM-024US      CRP-117      Method and Device for     08/13/1996   08/696,268        Issued      5,968,752   Curis, Ludwig    US
                            Identifying an OP-1                                                              Institute for
                            Analog Which Binds                                                               Cancer Research
                            An Alk-1 Receptor
----------------------------------------------------------------------------------------------------------------------------------
CBM-024PC      CRP-117PC    Binding of OP-1           08/13/1996   PCT/US97/12078    Completed               Curis, Ludwig    PCT
                            and Analogs Thereof                                      National                Institute for
                            to the Cell surface                                      Stage                   Cancer Research
                            Receptor ALK-1 and
                            Analogs Thereof
----------------------------------------------------------------------------------------------------------------------------------
CBM-024EP      CRP-117EP    Binding of Osteogenic     08/13/1996   96928166.6        Pending                 Curis, Ludwig    EP
                            Protein (OP-1)                                                                   Institute for
                            and Analogs Thereof                                                              Cancer Research
                            to the Cell Surface
                            Receptor ALK-1 and
                            Analogs Thereof
----------------------------------------------------------------------------------------------------------------------------------
CBM-024JP      CRP-117JP    Binding of Osteogenic     08/13/1996   9-509445          Pending                 Curis, Ludwig    JP
                            Protein (OP-1)                                                                   Institute for
                            and Analogs Thereof                                                              Cancer Research
                            to the Cell Surface
                            Receptor ALK-1 and
                            Analogs Thereof
----------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 1 of 1

                                   Schedule D
  Curis BMP Patent Portfolio (Worldwide) Co-Owned with Other Institutions and
             Licensed to Stryker Corporation (except as indicated)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Country
Curis Case No.   CRP No.            Title                Filing Date Serial No.     Status   Patent No. Assignee    of Filing
-----------------------------------------------------------------------------------------------------------------------------------
CBM-005 CP US*   CRP-069    Methods for Enhancing        03/21/1997  08/828,281     Issued    6407060   Curis, MGH   US
                            Functional Recovery
                            Following Central Nervous
                            System Ischemia or Trauma
-----------------------------------------------------------------------------------------------------------------------------------
CBM-005 CPCUS*   CRP-069    Methods for Enhancing        02/01/2002  10/062,370     Pending             Curis, MGH   US
                            Functional Recovery
                            Following Central Nervous
                            System Ischemia or Trauma
-----------------------------------------------------------------------------------------------------------------------------------
CBM-005AU*       CRP-069AU  Methods for Enhancing        03/21/1997  25823/97       Issued    725341    Curis, MGH   AU
                            Functional Recovery
                            Following Central Nervous
                            System Ischemia or Trauma
-----------------------------------------------------------------------------------------------------------------------------------
CBM-005CA*       CRP-069CA  Methods for Enhancing        03/21/1997  2,249,596      Pending             Curis, MGH   CA
                            Functional Recovery
                            Following Central Nervous
                            System Ischemia or Trauma
-----------------------------------------------------------------------------------------------------------------------------------
CBM-005PC*       CRP-069PC  Methods for Enhancing        03/21/1997  PCT/US97/04177 Completed           Curis, MGH   PCT
                            Functional Recovery                                     National
                            Following Central Nervous                               Stage
                            System Ischemia or Trauma
-----------------------------------------------------------------------------------------------------------------------------------
CBM-005EP*       CRP-069EP  Methods for Enhancing        03/21/1997  97917532       Pending             Curis, MGH   EP
                            Functional Recovery
                            Following Central Nervous
                            System Ischemia or Trauma
------------------------------------------------------------------------------------------------------------------------------------
CBM-005JP*       CRP-069JP  Methods for Enhancing        03/21/1997  9-533583       Pending             Curis, MGH   JP
                            Functional Recovery
                            Following Central Nervous
                            System Ischemia or Trauma
------------------------------------------------------------------------------------------------------------------------------------
CBM-007US*       CRP-098    Morphogen Induced Dendritic  08/18/1994 08/292,782      Pending             Curis, SUNY  US
                            Growth                                                                      at Buffalo
------------------------------------------------------------------------------------------------------------------------------------
CBM-066 C2US*    CRP-102    Computer System and Methods  02/22/2001  09/791,946     Pending             Curis,       US
                            for Producing Analogs of                                                    Brandeis
                            Human OP-1 (as amended)                                                     University
------------------------------------------------------------------------------------------------------------------------------------
CBM-066 CPFWUS*  CRP-102    Computer System and Methods  01/22/1997  08/786,284     Issued    6,273,598 Curis,       US
                            for Producing Analogs of                                          B1        Brandeis
                            Human OP-1 (as amended)                                                     University
------------------------------------------------------------------------------------------------------------------------------------
CBM-066AU*       CRP-102AU  Computer Systems and Methods 01/22/1997  22449/97       Issued    725295    Curis,       AU
                            and Compositions for                                                        Brandeis
                            Producing Morphogen Analogs                                                 University
------------------------------------------------------------------------------------------------------------------------------------
CBM-066AUD*      CRP-102AUD Computer Systems and Methods 07/22/1997  53497/00       Pending             Curis,       AU
                            and Compositions for                                                        Brandeis
                            Producing Morphogen Analogs                                                 University
------------------------------------------------------------------------------------------------------------------------------------
CBM-066CA*       CRP-102CA  Computer Systems and Methods 01/22/1997  2,244,228      Pending             Curis,       CA
                            and Compositions for                                                        Brandeis
                            Producing Morphogen Analogs                                                 University
------------------------------------------------------------------------------------------------------------------------------------
CBM-066EP*       CRP-102EP  Computer Systems and Methods 01/22/1997  97905604.1     Pending             Curis,       EP
                            and Compositions for                                                        Brandeis
                            Producing Morphogen Analogs                                                 University
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D
           Curis BMP Patent Portfolio (Worldwide) Co-Owned with Other Institutions and Licensed to Stryker Corporation (except as indicated)

------------------------------------------------------------------------------------------------------------------------------------
CBM-066JP*   CRP-102JP  Computer Systems and Methods    01/22/1997 09-526303      Pending             Curis, Brandeis      JP
                        and Compositions for                                                          University
                        Producing Morphogen Analogs
------------------------------------------------------------------------------------------------------------------------------------
CBM-066PC*   CRP-102PC  Computer Systems and Methods    01/22/1997 PCT/US97/01071 Completed National  Curis, Brandeis      PCT
                        and Compositions for                                      Stage               University
                        Producing Morphogen Analogs
------------------------------------------------------------------------------------------------------------------------------------
CUR-599US#              Cojoint Administration of       08/28/2002 60/406,431     Pending             Curis, Washington    US
                        Morphogens and ACE                                                            Univ. (St. Louis)
                        Inhibitors in Treatment of
                        Chronic Renal Failure
------------------------------------------------------------------------------------------------------------------------------------
* Licensed to Stryker
# Not Licensed to Stryker

                                   SCHEDULE E
     Curis Patent Portfolio Licensed from American Home Products (Worldwide)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Country of
Curis Case No   Filing Date   Serial No                    Title                    Status     Patent No  Issue Date   Filing
------------------------------------------------------------------------------------------------------------------------------------
AHP-001 US      07/01/1986    06/880,776                                           Abandoned
------------------------------------------------------------------------------------------------------------------------------------
AHP-001AT       06/30/1987    87905023         Novel osteoinductive compositions   Issued      141928     09/15/1996   AT
------------------------------------------------------------------------------------------------------------------------------------
AHP-001AU       06/30/1987    77835            Novel osteoinductive compositions   Issued      613314     08/01/1991   AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-001CP2US    03/26/1987    07/031,346       Osteoinductive factors -- BMP-1
                                               protease                                        4,877,864  10/31/1989   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-001CPUS     12/17/1986    06/943,332                                           Abandoned
------------------------------------------------------------------------------------------------------------------------------------
AHP-001DE       06/30/1987    3751887          Novel osteoinductive compositions   Issued      3751887    10/02/1996   DE
------------------------------------------------------------------------------------------------------------------------------------
AHP-001DK       02/29/1988    1062             Novel osteoinductive compositions   Issued      172275     02/16/1998   DK
------------------------------------------------------------------------------------------------------------------------------------
AHP-001EP       06/30/1987    87905023         Novel osteoinductive compositions   Issued      313578     08/28/1996   EP
------------------------------------------------------------------------------------------------------------------------------------
AHP-001ES       06/30/1987    8701909          Novel osteoinductive compositions   Issued      2007625    07/01/1989   ES
------------------------------------------------------------------------------------------------------------------------------------
AHP-001GR       06/30/1987    871028           Novel osteoinductive compositions   Issued      871028     01/11/1988   GR
------------------------------------------------------------------------------------------------------------------------------------
AHP-001IE       06/29/1987    1739             Novel osteoinductive compositions   Issued      75881      09/24/1997   IE
------------------------------------------------------------------------------------------------------------------------------------
AHP-001IL       06/26/1987    83003            Novel osteoinductive compositions   Issued      83003      12/20/1987   IL
------------------------------------------------------------------------------------------------------------------------------------
AHP-001JP       06/30/1987    504617/87        Novel osteoinductive compositions   Issued      2500241T2  02/01/1990   JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-001KR       02/29/1988    700231/88        Novel osteoinductive compositions   Issued      9705583                 KR
------------------------------------------------------------------------------------------------------------------------------------
AHP-001MX       06/30/1987    7140             Novel osteoinductive compositions   Issued      170919     09/22/1993   MX
------------------------------------------------------------------------------------------------------------------------------------
AHP-001MXDIV    09/21/1993    93/5743          Novel osteoinductive compositions                                       MX
------------------------------------------------------------------------------------------------------------------------------------
AHP-001MY       06/30/1987    PI-8700921       Novel osteoinductive compositions   Issued      102505                  MX
------------------------------------------------------------------------------------------------------------------------------------
AHP-001NO       02/29/1988    88071            Novel osteoinductive compositions   Issued      309531     02/12/2001   NO
------------------------------------------------------------------------------------------------------------------------------------
AHP-001NODiv    02/29/1988    88071            Novel osteoinductive compositions   Issued      310029     05/07/2001   NO
------------------------------------------------------------------------------------------------------------------------------------
AHP-001NODiv2   02/29/1988    88071            Novel osteoinductive compositions   Issued      310030     05/07/2001   NO
------------------------------------------------------------------------------------------------------------------------------------
AHP-001NZ       06/30/1987    220894           Novel osteoinductive compositions   Issued      220894                  NZ
------------------------------------------------------------------------------------------------------------------------------------
AHP-001PC       06/30/1987    PCT/US87/01537   Novel osteoinductive compositions   Completed
                                                                                   National
                                                                                   Stage                               PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-001PH       07/01/1987    35484            Novel osteoinductive compositions                                       PH
------------------------------------------------------------------------------------------------------------------------------------
AHP-001PT       07/01/1987    85225            Novel osteoinductive compositions   Issued      85225                   PT
------------------------------------------------------------------------------------------------------------------------------------
AHP-001TW       07/29/1987    76104439         Novel osteoinductive compositions   Issued      45626                   PT
------------------------------------------------------------------------------------------------------------------------------------
AHP-001ZA       06/29/1987    87/4681          Novel osteoinductive compositions   Issued      87/4681                 ZA
------------------------------------------------------------------------------------------------------------------------------------
AHP-002         07/31/1990    07/5561,496      DNA sequences encoding BMP-1
                                               products                                        5,108,922  04/28/1992   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-003CPUS     03/20/1987    07/179,100       DNA sequences encoding
                                               osteoinductive products                         5,013,649  05/07/1991   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-004 PC      04/07/1989    PCT/US89/01464   DNA sequences encoding BMP-3        Completed
                                                                                   National
                                                                                   Stage                               PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-004 US      04/08/1988    179,197          DNA sequences encoding BMP-3        Abandoned                           US
------------------------------------------------------------------------------------------------------------------------------------
AHP-004AU       04/07/1989    34487            DNA sequences encoding BMP-3        Issued      645244                  AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-004CPUS     04/26/1991    692,827          DNA sequences encoding BMP-3                    5,116,738  05/26/1992   US
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE E
    Curis Patent Portfolio Licensed from American Home Products (Worldwide)

------------------------------------------------------------------------------------------------------------------------------------
AHP-004EP        04/07/1989  89904945.6      DNA sequences encoding BMP-3                               408649 A1               EP
AHP-004JP        04/07/1989  504776/89       DNA sequences encoding BMP-3     Issued                    3503649 T2  08/15/1991  EP
AHP-004KR        12/07/1989  702291/89       DNA sequences encoding BMP-3     Issued                                08/15/1991  KR
AHP-005          06/23/1989  07/370,547      DNA sequences encoding
                                             BMP-5 proteins                   Abandoned                 5,106,748   04/21/1992  US
AHP-005          03/28/1989  329,610         DNA sequenes encoding
                                             BMP-5 proteins                   Abandoned                                         US
AHP-005CPC2Div   06/05/1995  08/469,935      Bone morphogenetic protein
                                             5 (BMP-5) compositions           Issued                    5,635,373   06/03/1997  US
AHP-005CPC2DivCP 01/23/1997  08/788,729      Methods of Administering
                                             BMP-5 Proteins                   Issued                    5,939,388   08/17/1999  US
AHP-005CPC2US    09/07/1993  08/116,425      Bone morphogenetic protein
                                             5 (BMP-5) compositions           Issued                    5,543,394   08/06/1996  US
AHP-005CPEP      09/26/1991  91917761        Bone morphogenetic protein
                                             5 (BMP-5) compositions           Completed National Stage  550625 A1               EP
AHP-005CPPC      09/26/1991  PCT/US91/07069  Bone morphogenetic protein
                                             5 (BMP-5) compositions           Completed National Stage                          PCT
AHP-005CPUS      09/26/1990  588,227         Bone morphogenetic protein
                                             5 (BMP-5) compositions           Abandoned                                         US
AHP-006          03/07/1990  07/490,033      DNA sequences encoding
                                             BMP-6 proteins                                             5,187,076   02/16/1993  US
AHP-006D2C2      11/09/1998  09/189,157      BMP-6 Proteins                   Issued                    6,207,813   03/27/2001  US
AHP-006D2C2DV    03/23/2001  09/816,299      BMP-6 Proteins                   Pending                                           US
AHP-006D2CUS     06/05/1995  08/469,936      BMP-6                            Issued                    5,849,880   12/15/1998  US
AHP-006D2US      05/27/1994  08/251,069      BMP-6 proteins                   Issued                    5,459,047   10/17/1995  US
AHP-007 US       11/17/1989  07/438,919      DNA  Encoding BMP-7 Protein                                5,141,905   08/25/1992  US
AHP-007CPAU      03/27/1990  53577/90        Osteoinductive Compositions                                                        AU
AHP-007CPCA      03/27/1990  2939518.5       Osteoinductive Compositions                                                        CA
AHP-007CPEP      03/27/1990  90805830.7      Osteoinductive Compositions                                                        EP
AHP-007CPJP      03/27/1990  505549/90       Osteoinductive Compositions                                                        JP
AHP-007CPKR      03/27/1990  702523/90       Osteoinductive Compositions                                                        KR
AHP-007CPPC      03/27/1990  PCT/US90/01630  Osteoinductive Compositions                                                        PCT
AHP-008 US       09/24/1991  07/764,731      Methods for producing BMP-7s                               5,366,875   11/22/1994  US
AHP-009 US       03/18/1991  655,579         BMP-2 Products                   Issued                    5,618,924   04/08/1997  US
AHP-010 US       07/11/1989  07/387,537      DNA sequences encoding the
                                             osteoinductive proteins          Issued                    5,166,058   11/24/1992
AHP-010AU        08/19/1994  78682           Neural Regeneration using Human
                                             Bone Morphogenetic Proteins      Issued                    677866      05/08/1997  AU

                                                                     Page 2 of 8

                         SCHEDULE E
    Curis Patent Portfolio Licensed from American Home Products (Worldwide)

------------------------------------------------------------------------------------------------------------------------------------
AHP-010CA         08/19/1994     2,169,191          Neural Regeneration using Human                             05/08/1997    CA
                                                    Bone Morphogenetic Proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-010CP2C2US    06/12/2001     09/804,625         BMP-4 Products                     Pending                  06/12/2001    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-010CP2CUS     09/09/1997     08/925,779         BMP-4 Products                     Issued     6,245,889     06/12/2001    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-010CP2US      06/14/1991     07/721,847         BMP products                       Issued     6,150,328     11/21/2000    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-010EP         08/19/1994     94929728           Neural Regeneration using Human    Pending    716610        05/08/1997    EP
                                                    Bone Morphogenetic Proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-010FI         08/19/1994     960809             Neural Regeneration using Human    Pending                  05/08/1997    FI
                                                    Bone Morphogenetic Proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-010JP         08/19/1994     507663             Neural Regeneration using Human    Issued     9501932 T2    05/08/1997    JP
                                                    Bone Morphogenetic Proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-010NO         08/19/1994     960711             Neural Regeneration using Human                             05/08/1997    NO
                                                    Bone Morphogenetic Proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-010OAPI       08/19/1994     60780              Neural Regeneration using Human                             05/08/1997    OAPI
                                                    Bone Morphogenetic Proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-010PC         08/19/1994     PCT/US94/09330     Neural Regeneration using Human    Completed                              PCT
                                                    Bone Morphogenetic Proteins        National
                                                                                       Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-011           09/07/1993     118,363            Compositions comprising bone       Issued     5,631,142     05/20/1997    US
                                                    morphogenetic protein -2 (BMP-2)
------------------------------------------------------------------------------------------------------------------------------------
AHP-012           09/05/1997     08/927,124         BMP-3 Products                     Issued     6,177,406     01/23/2001    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-013 US        04/02/1991     07/679,451         Production of recombinant bone-    Issued     5,318,898     06/07/1994    US
                                                    inducing proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-013PC         03/27/1992     PCT/US92/02474     Improved production of                                                    PCT
                                                    recombinant bone-inducing proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-014 US        01/27/1994     08/187,921         Production of bone-inducing        Issued     5,516,654     05/14/1996    US
                                                    proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-015 US        06/18/1990     07/539,756         Osteoinductive pharmaceutical      Issued     5,364,839     11/15/1994    US
                                                    formulations
------------------------------------------------------------------------------------------------------------------------------------
AHP-015AT         06/18/1991                        Osteoinductive pharmaceutical                                             AT
                                                    formulations
------------------------------------------------------------------------------------------------------------------------------------
AHP-015CA         06/18/1991     2,085,750          Osteoinductive pharmaceutical                                             CA
                                                    formulations
------------------------------------------------------------------------------------------------------------------------------------
AHP-015CA         06/18/1991     2085750            Osteoinductive pharmaceutical                 535091                      CA
                                                    formulations
------------------------------------------------------------------------------------------------------------------------------------
AHP-015DE         06/18/1991     91911720.1         Osteoinductive pharmaceutical                 535091                      DE
                                                    formulations
------------------------------------------------------------------------------------------------------------------------------------
AHP-015DK         06/18/1991     91911720.1         Osteoinductive pharmaceutical                 535091                      DK
                                                    formulations
------------------------------------------------------------------------------------------------------------------------------------
AHP-015EP         06/18/1991     91911720.1         Osteoinductive pharmaceutical                 535091                      EP
                                                    formulations

                                   SCHEDULE E
    Curis Patent Portfolio Licensed from American Home Products (Worldwide)

------------------------------------------------------------------------------------------------------------------------------------
AHP-015GB   06/18/1991                  Osteoinductive pharmaceutical formulations                                            GB
------------------------------------------------------------------------------------------------------------------------------------
AHP-015JP   06/18/1991  511544/91       Osteoinductive pharmaceutical formulations                                            JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-015PC   06/18/1991  PCT/US91/04337  Osteoinductive pharmaceutical formulations                                            PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-016 US  09/19/1994  08/308,787      Formulations for delivery of osteogenic proteins  Issued    5,520,923   05/28/1996    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-016AU   07/24/1995  31042/95        Formulations for delivery of osteogenic proteins                                      AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-016PC   07/24/1995  PCT/US95/09325  Formulations for delivery of osteogenic proteins                                      PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-017 US  12/07/1993  08/163,877      Mutants of bone morphogenetic proteins            Issued    5,399,677   03/21/1995    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-017EP   11/15/1994  95903116.2      Mutants of bone morphogenetic proteins                                                EP
------------------------------------------------------------------------------------------------------------------------------------
AHP-017PC   11/15/1994  PCT/US94/13181  Mutants of bone morphogenetic proteins                                                PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-018 US  09/10/1993  08/119,772      Formulations for delivery of osteogenic proteins  Issued    5,385,887   01/31/1995    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-018AU   09/02/1994  79537/94        Formulations for delivery of osteogenic proteins            695374B2                  AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-018AU   09/02/1994  79537/94        Formulations for delivery of osteogenic proteins                                      AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-018CA   09/02/1994  2,169,362       Formulations for delivery of osteogenic proteins                                      CA
------------------------------------------------------------------------------------------------------------------------------------
AHP-018EP   09/02/1994  961037          Formulations for delivery of osteogenic proteins                                      EP
------------------------------------------------------------------------------------------------------------------------------------
AHP-018FI   09/02/1994  961037          Formulations for delivery of osteogenic proteins                                      FI
------------------------------------------------------------------------------------------------------------------------------------
AHP-018JP   09/02/1994  508729          Formulations for delivery of osteogenic proteins            9502368T2                 JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-018JP   09/02/1994  508729/1995     Formulations for delivery of osteogenic proteins                                      JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-018KR   03/08/1996  701202/1996     Formulations for delivery of osteogenic proteins                                      KR
------------------------------------------------------------------------------------------------------------------------------------
AHP-018NO   09/02/1994  P960905         Formulations for delivery of osteogenic proteins                                      NO
------------------------------------------------------------------------------------------------------------------------------------
AHP-018PC   09/02/1994  PCT/US94/09870  Formulations for delivery of osteogenic proteins                                      PCT

                                   SCHEDULE E
     Curis Patent Portfolio Licensed from American Home Products (Worldwide)

------------------------------------------------------------------------------------------------------------------------------------
AHP-019 US       10/11/1991   07/776,514       Formulations of blood clot-polymer
                                               matrix for delivery of osteogenic
                                               proteins                                          5,171,579   12/15/1992   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-019AU        10/09/1992   27885/92         Formulations of blood clot-polymer
                                               matrix for delivery of osteogenic
                                               proteins                                                                   AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-019EP        10/09/1992   92921634.9       Formulations of blood clot-polymer
                                               matrix for delivery of osteogenic
                                               proteins                                          608313                   EP
------------------------------------------------------------------------------------------------------------------------------------
AHP-019JP        10/09/1992   507211/93        Formulations of blood clot-polymer
                                               matrix for delivery of osteogenic
                                               proteins                                                                   JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-019KR        10/09/1992   701180/94        Formulations of blood clot-polymer
                                               matrix for delivery of osteogenic
                                               proteins                                                                   KR
------------------------------------------------------------------------------------------------------------------------------------
AHP-019MX        10/09/1992   92/5805          Formulations of blood clot-polymer
                                               matrix for delivery of osteogenic
                                               proteins                                                                   MX
------------------------------------------------------------------------------------------------------------------------------------
AHP-019PC        10/09/1992   PCT/US92/08628   Formulations of blood clot-polymer    Completed
                                               matrix for delivery of osteogenic     National
                                               proteins                              Stage                                PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-020CPUS      05/05/1995   08/435,120       Neural regeneration using human
                                               bone morphogenetic proteins           Issued      5,756,457   05/26/1998   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPAU      05/12/1994   69107            BMP-10 compositions                   Issued      677849      05/08/1997   AU
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPBR      05/12/1994   9406716          BMP-10 compositions                                                        BR
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPDiv     05/30/1995   08/453,942       Bone morphogenetic protein-10
                                               (BMP-10) compositions                 Issued      5,703,043   12/30/1997   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPDivCon  09/10/1997   08/926,885       Antibodies to bone morphogenetic
                                               protein-10 (BMP-10)                   Issued      5,932,216   08/03/1999   US
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPEP      05/12/1994   94917363         BMP-10 compositions                               698095                   EP
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPFI      05/12/1994   955420           BMP-10 compositions                                                        FI
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPJP      05/12/1994   525699           BMP-10 compositions                               9501305 T2  02/10/1997   JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPKR      05/12/1994   9574837          BMP-10 compositions                               231640 B1   12/01/1999   JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPNO      05/12/1994   954525           BMP-10 compositions                                                        NO
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPOA      05/12/1994   60736            BMP-10 compositions                                                        OA
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPPC      05/12/1994   PCT/US94/05290   BMP-10 compositions                   Completed
                                                                                     National
                                                                                     Stage                                PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPUS      05/20/1994   247,908          DNA molecules encoding bone
                                               morphogenetic protein-10              Issued      5,637,480   06/10/1997


                                   SCHEDULE E
    Curis Patent Portfolio Licensed from American Home Products (Worldwide)

------------------------------------------------------------------------------------------------------------------------------------
AHP-021CPUS      05/20/1994  247,908          DNA molecules encoding bone               Issued      5,637,480     06/10/1997
                                              morphogenetic protein-10
------------------------------------------------------------------------------------------------------------------------------------
AHP-022 CP3CUS   10/06/1994  08/319,831       Bone and cartilage inductive proteins     Pending                                 US
------------------------------------------------------------------------------------------------------------------------------------
AHP-022 CP3US    11/26/1991  07/800,364       Bone and cartilage inductive proteins     Issued      5,688,678     11/18/1997    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-022AT        05/15/1991  9.19111E+13      Bone and cartilage inductive proteins     Issued                    12/15/2001    AT
------------------------------------------------------------------------------------------------------------------------------------
AHP-022CA        05/15/1991  2082941          Bone and cartilage inductive proteins                               12/15/2001    CA
------------------------------------------------------------------------------------------------------------------------------------
AHP-022DE        05/15/1991  69132823         Bone and cartilage inductive proteins     Issued      69132823      01/03/2002    DE
------------------------------------------------------------------------------------------------------------------------------------
AHP-022EP        05/15/1991  91911807         Bone and cartilage inductive proteins     Issued      536186        11/21/2001    EP
------------------------------------------------------------------------------------------------------------------------------------
AHP-022JP        05/15/1991  510213           Bone and cartilage inductive proteins     Issued      6500991 T2    01/27/1994    JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-022JPD       01/24/2001  2001016118       Bone and cartilage inductive proteins                 2001245682 A2 01/27/1994    JP
------------------------------------------------------------------------------------------------------------------------------------
AHP-022PC        05/15/1991  PCT/US91/03388   Bone and cartilage inductive proteins     Completed                               PCT
                                                                                        National
                                                                                        Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-023CP2CUS    06/06/1994  08/750,222       BMP-9 compositions                        Issued      6,034,061     03/07/2000    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-023CP2PC     06/05/1995  PCT/US95/07084   BMP-9 compositions                        Completed                               PCT
                                                                                        National
                                                                                        Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-023CP2US     06/06/1994  08/254,353       BMP-9 compositions                        Issued      6,287,816 B1  09/11/2001    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-023CPUS      06/25/1992  08/050,132       BMP-9 compositions                        Issued      5,661,007     08/26/1997    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-023PC        06/25/1992  PCT/US92/05374   BMP-9 compositions                        Completed                               PCT
                                                                                        National
                                                                                        Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-024EP        06/22/1992  92914339         Pharmaceutical formulations                           591392B1                    EP
                                              of osteogeneic proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-024PC        06/22/1992  PCT/US92/05309   Pharmaceutical formulations
                                              of osteogenic proteins                                                            PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-024US        06/22/1992  08/081,378       Pharmaceutical formulations               Issued      5,597,897     01/28/1997    US
                                              of osteogeneic proteins
------------------------------------------------------------------------------------------------------------------------------------
AHP-025CP2CUS    06/06/1995  469,411          Recombinant bone morphogenetic                        6,190,880     02/20/2001    US
                                              protein heterodimers
------------------------------------------------------------------------------------------------------------------------------------
AHP-025CP2US     11/27/1992  07/989,847       Recombinant bone morphogenetic protein    Issued      5,866,364     02/02/1999    US
                                              heterodimers, compositions and
                                              methods of use
------------------------------------------------------------------------------------------------------------------------------------
AHP-025PC        11/02/1992  PCT/US92/09430   Recombinant bone morphogenetic protein                                            PCT
                                              heterodimers, compositions and
                                              methods of use
------------------------------------------------------------------------------------------------------------------------------------
AHP-026CP4DivUS              808,324          Tendon-inducing compositions              Issued      6,284,872     09/04/2001    US

                                   SCHEDULE E
    Curis Patent Portfolio Licensed from American Home Products (Worldwide)


------------------------------------------------------------------------------------------------------------------------------------
AHP-026CP4US           12/22/1994     362,670            Methods of inducing formation     Issued     5,658,882   08/19/1997    US
                                                         of tendon and/or ligament
                                                         tissue comprising administering
                                                         BMP-12, BMp-13 and/or MP-52
------------------------------------------------------------------------------------------------------------------------------------
AHP-026CP5US           11/02/1994     08/333,576         BMP-12 and BMP-13 proteins        Issued     6,027,919   06,27,0919    US
                                                         and DNA encoding them
------------------------------------------------------------------------------------------------------------------------------------
AHP-026PC              12/06/1994     PCT/US94/14030     BMP-12, BMP-13 and tendon-        Completed                            PCT
                                                         inducing compositions             National
                                                         thereof                           Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-027 US             09/17/1993     08/123,934         Activin receptors-like            Issued     6,291,206   09/18/2001    US
                                                         kinase (ALK) belonging
                                                         to the TGF receptor
                                                         family and/or the BMP
                                                         receptor family
------------------------------------------------------------------------------------------------------------------------------------
AHP-027PC              09/07/1994     PCT/US94/10080     Activin receptors-like            Completed
                                                         kinase (ALK) belonging            National
                                                         to the TGF receptor               Stage
                                                         family and/or the BMP
                                                         receptor family
------------------------------------------------------------------------------------------------------------------------------------
AHP-028CPDiv           05/30/1995     452,772            BMP-11 compositions               Issued     5,700,911   12/23/1997    PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-028CPDivCPC2US     11/07/1997     919,850            Neuronal uses of BMP-11           Issued     6,340,668   01/22/2001    PCT
------------------------------------------------------------------------------------------------------------------------------------
AHP-028CPUS            05/20/1994     08/247,907         BMP-11 compositions               Issued     5,639,638   06/17/1997    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-028PC              05/12/1994     PCT/US94/05288     BMP-11 compositions               Completed                            PCT
                                                                                           National
                                                                                           Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-029PC              01/27/1995     PCT/US95/01110     Methods and compositions          Completed                            PCT
                                                         for treatment of periodontal      National
                                                         disease and repair of             Stage
                                                         periodontal lesions
------------------------------------------------------------------------------------------------------------------------------------
AHP-029US              01/27/1995     379,813            Methods and compositions                                               PCT
                                                         for treatment of periodontal
                                                         disease and repair of
                                                         periodontal lesions
------------------------------------------------------------------------------------------------------------------------------------
AHP-030                01/12/1994     PCT/US94/00657     GDF-5                             Completed                            PCT
                                                                                           National
                                                                                           Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-030 US             01/12/1994     455,559            GDF-5                             Issued     5801014     09/01/1998    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-030 US             09/01/1998     145,060            GDF-5                             Issued     6245896     06/12/2001    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-031 PC             07/08/1994     PCT/US94/07762     GDF-6                             Completed                            US
                                                                                           National
                                                                                           Stage
------------------------------------------------------------------------------------------------------------------------------------
AHP-031 US             04/15/1996     581,529            GDF-6                             Issued     5,770,444   06/23/1998    US
------------------------------------------------------------------------------------------------------------------------------------
AHP-032 US             04/15/1996     581,528            GDF-7                             Issued     5,986,058   11/16/1999    US

                                                                     Page 7 of 8


                                   SCHEDULE E
    Curis Patent Portfolio Licensed from American Home Products (Worldwide)
--------------------------------------------------------------------------------
AHP-032PC    07/08/1994  PCT/US94/07799   GDF-7   Completed     PCT
                                                  National
                                                  Stage
--------------------------------------------------------------------------------

                                                                     Page 8 of 8

                                   SCHEDULE F
                       Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL                         INSTITUTE                          TYPE OF     EFFECTIVE            FIELD OF AGREEMENT
INVESTIGATOR                                                         AGREEMENT     DATE OF
                                                                                  ORIGINAL
                                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
MATERIAL TRANSFER AGREEMENTS
------------------------------------------------------------------------------------------------------------------------------------
Burger, Elisabeth         Academic Center for Dentistry Amsterdam        MTA       9/6/91         Stryker; Dentin: Embryonic Long
                                                                                                  bone development
------------------------------------------------------------------------------------------------------------------------------------
Minnear, Fred             Albany Medical College                         MTA       4/20/98        Morphogens; Lung: lung cell-based
                                                                                                  assays
------------------------------------------------------------------------------------------------------------------------------------
Minnear, Fred             Albany Medical College                         MTA       10/1/98        Morphogens; Lung: cell-based
                                                                                                  assays
------------------------------------------------------------------------------------------------------------------------------------
Mehler, Mark              Albert Einstein Coll Medicine.                 MTA       3/31/94        Morphogens: in vivo studies on
                                                                                                  cytokins, receptors and proteins
------------------------------------------------------------------------------------------------------------------------------------
Frenz, Dorothy            Albert Einstein College of Medicine            MTA       6/16/98        Morphogens; Ocular: role of BMPs
                                                                                                  in otic capsule formation in the
                                                                                                  mouse inner ear
------------------------------------------------------------------------------------------------------------------------------------
Laurencin, Cato           Allegheny University Hospital                  MTA       9/30/97        Osteoporosis: effect of OP-1 on
                                                                                                  cellular activity and phenotypic
                                                                                                  expression of senescent
                                                                                                  osteoblasts in osteoporosis
------------------------------------------------------------------------------------------------------------------------------------
MacPhee, Martin           American Red Cross                             MTA       10/6/92        Morphogens; Wound healing: examine
                                                                                                  the efficacy of Fibrin Sealant,
                                                                                                  supplemented with PDGF-bb, EGF-1
                                                                                                  or OP-1 in promoting wound healing
------------------------------------------------------------------------------------------------------------------------------------
Hruska, Keith             Barnes Jewish Hospital                         MTA       3/13/97        Renal: Chronic failure & renal
                                                                                                  osteodystrophy
------------------------------------------------------------------------------------------------------------------------------------
Hruska, Keith             Barnes Jewish Hospital                         MTA       4/2/99         Renal: Chronic failure & renal
                                                                                                  osteodystrophy - amendment to
                                                                                                  expand sample
------------------------------------------------------------------------------------------------------------------------------------
Hruska, Keith             Barnes Jewish Hospital                         MTA      11/28/01        Research pertaining to the
                                                                                                  mechanisms of action of BMP-7 with
                                                                                                  respect to preservation of renal
                                                                                                  and vascular structure and
                                                                                                  function in animal disease models
------------------------------------------------------------------------------------------------------------------------------------
Beresford, Jon            Bath Institute                                 MTA       6/29/94        Morphogens: regulation of MSX2
                                                                                                  homeobox genes in transfected
                                                                                                  cells
------------------------------------------------------------------------------------------------------------------------------------
Kim, Isaac Yi             Baylor College                                 MTA       3/11/99        Morphogens; Cancer: the role of
                                                                                                  BMP-6 and morphogenic proteins in
                                                                                                  the treatment of prostate and
                                                                                                  other cancers - amendment
------------------------------------------------------------------------------------------------------------------------------------
Kim, Isaac Yi             Baylor College                                 MTA       3/4/98         Morphogens; Cancer: OP-1 in (renal
                                                                                                  & prostate) carcinoma
------------------------------------------------------------------------------------------------------------------------------------
Morton, Ronald            Baylor College of Medicine                     MTA       3/4/98         Morphogens; Cancer: OP-1 in
                                                                                                  carcinomas (renal & prostate)
------------------------------------------------------------------------------------------------------------------------------------
Rosen, Jeffrey            Baylor College of Medicine                     MTA       5/26/93        Morphogens: mammary glands
------------------------------------------------------------------------------------------------------------------------------------
Ratan, Rajiv              Beth Israel Deaconess Hospital                 MTA       6/19/99        Neuro: The transcriptional
                                                                                                  regulation of cell death and
                                                                                                  survival factors in neuronal
                                                                                                  cultures
------------------------------------------------------------------------------------------------------------------------------------
Sukhatme, Vikas           Beth Israel Deaconess Hospital                 MTA      11/22/93        Renal: Delivery of OP-1 for
                                                                                                  chronic renal disease
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                       Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL                        INSTITUTE                     TYPE OF     EFFECTIVE               FIELD OF AGREEMENT
   INVESTIGATOR                                                    AGREEMENT     DATE OF
                                                                                ORIGINAL
                                                                                AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Suva, Larry          Beth Israel Deaconess Hospital                   MTA         3/22/93     Small Molecules: Characterization of
                                                                                              the cbfa1 gene promoter
------------------------------------------------------------------------------------------------------------------------------------
Hollenberg, Tony     Beth Israel Deaconess Medical Center             MTA         6/3/99      Morphogens: The role of morphogens in
                                                                                              the thyroid
------------------------------------------------------------------------------------------------------------------------------------
LaMont, J. Thomas    Beth Israel Deaconess Medical Center             MTA         4/27/99     Morphogen: Gastro: Role of morphogens
                                                                                              in intestinal inflammation
------------------------------------------------------------------------------------------------------------------------------------
Pothoulakis,         Beth Israel Deaconess Medical Center             MTA         6/19/99     Morphogens: Gastro: screen the BMPs in
Charalabos                                                                                    a model of bowel inflammation
------------------------------------------------------------------------------------------------------------------------------------
Muller-Beckmann, B.  Boehringer Mannheim GmbH                         MTA         3/25/94     Osteoporosis: model systems
------------------------------------------------------------------------------------------------------------------------------------
Wulff, Karl          Boerhringer Mannheim                             MTA         3/25/94
------------------------------------------------------------------------------------------------------------------------------------
Stafford, Walter     Boston BioMedical Research Institute             MTA        11/15/94     Formulations: Efforts to Characterize
                                                                                              the Physical State of OP-1 in
                                                                                              Solution: Effects of PH, Protein,
                                                                                              Buffer components
------------------------------------------------------------------------------------------------------------------------------------
---------------      Boston Scientific Corporation                    MTA         9/22/99
------------------------------------------------------------------------------------------------------------------------------------
Farmer, Steve        Boston University                                MTA         8/28/95     Morphogens: adipogenesis and
                                                                                              myogenesis and overall tissue
                                                                                              morphogenesis
------------------------------------------------------------------------------------------------------------------------------------
Graves, Dana         Boston University                                MTA         3/25/99     Morphogens: adipogenesis and
                                                                                              myogenesis; effect of OP-1 on
                                                                                              osteoblastic cells (amendment)
------------------------------------------------------------------------------------------------------------------------------------
Graves, Dana         Boston University                                MTA         11/8/95     Morphogens: adipogenesis
                                                                                              and myogenesis; effect of OP-1 on
                                                                                              osteoblastic cells
------------------------------------------------------------------------------------------------------------------------------------
Gerstenfeld, Louis   Boston University Medical School                 MTA         2/1/00      Molecular Therapeutics: transcrptional
                                                                                              factors determining osteogenesis, for
                                                                                              use in developing BMP analogs for soft
                                                                                              tissue therapeutics
------------------------------------------------------------------------------------------------------------------------------------
Carlson, William     Brandeis University                              MTA        10/30/92
------------------------------------------------------------------------------------------------------------------------------------
Carlson, William     Brandeis University                              MTA         1/21/93     Small Molecule: Structure
                                                                                              determination of OP-1
------------------------------------------------------------------------------------------------------------------------------------
Ren, Ruibao          Brandeis University                              MTA         2/20/98     Morphogens; Hematopoiesis: OP-1 in
                                                                                              hematopoiesis & leukemogenesis
------------------------------------------------------------------------------------------------------------------------------------
Sen, Ranjan          Brandeis University                              MTA         6/1/98      Small Molecule: Plasmids and Extracts
------------------------------------------------------------------------------------------------------------------------------------
Maas, Richard        Brigham & Woman's Hospital                       MTA         12/1/95     Morphogens; Ocular: OP-1 in ocular
                                                                                              development
------------------------------------------------------------------------------------------------------------------------------------
MacKenzie, Harold    Brigham & Women's Hospital                       MTA         9/8/99      Renal: Effect of sBMP-7 treatment +/-
                                                                                              enalapril beginning 5 weeks after
                                                                                              5/6 nephrectomy
------------------------------------------------------------------------------------------------------------------------------------
Nigam, Sanjay        Brigham & Women's Hospital                       MTA         6/19/96     Renal: nephrogenic differentiation
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL                   INSTITUTE              TYPE OF   EFFECTIVE                 FIELD OF AGREEMENT
   INVESTIGATOR                                        AGREEMENT   DATE OF
                                                                   ORIGINAL
                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Sayegh, Mohamed Hassan   Brigham & Women's Hospital       MTA       5/19/99  Renal: role of BMPs in the regulation of allo- and auto-immune responses using in vitro and in vivo models
------------------------------------------------------------------------------------------------------------------------------------
Fausto, Nelson           Brown University                 MTA       7/16/91  Morphogens; Liver: the role of OP-1 in liver cell differentiation and liver regeneration
------------------------------------------------------------------------------------------------------------------------------------
Patterson, Paul          CA Institute of Tech.            MTA      10/16/95  Neuro: differentiate between dendrite bearing or dendrite-less neurons & response to OP-1
------------------------------------------------------------------------------------------------------------------------------------
Garcia Castro, Martin    California Institute of          MTA       6/30/99  Morphogens: to the role of morphogens on the induction
                         Technology                                          of Neural Crest cells during development
------------------------------------------------------------------------------------------------------------------------------------
Wise, Donald             Cambridge Scientific Inc.        MTA       5/12/93  Formulations: OP-1 and biodegradable polymers
------------------------------------------------------------------------------------------------------------------------------------
Lein, Pamela             Canisius College                 MTA       8/14/97  Neuro: Dendritic growth in sympathetic neurons
------------------------------------------------------------------------------------------------------------------------------------
Ballock, R. Tracy        Case Western Reserve             MTA       6/2/95   Neuro: Effectiveness of OP-1 on the development of
                         University                                          neurons in culture
------------------------------------------------------------------------------------------------------------------------------------
Hopfer, Ulrich           Case Western Reserve             MTA       2/2/00
                         University
------------------------------------------------------------------------------------------------------------------------------------
ten Dijke, Peter         Catholic University              MTA       2/16/94  Small Molecules: OP-1 receptors & interactions with ligands
------------------------------------------------------------------------------------------------------------------------------------
D'Amore, Patricia        Children's Hospital              MTA      10/22/90  Morphogens: effect of OP-1 on cultured smooth muscle cells, endothelial vessel cells, other cells
------------------------------------------------------------------------------------------------------------------------------------
D'Amore, Patricia        Children's Hospital              MTA       5/4/98   Morphogens: growth & differentiation factor effects on
                                                                             vascular development
------------------------------------------------------------------------------------------------------------------------------------
D'Amore, Patricia        Children's Hospital              MTA       9/22/88
------------------------------------------------------------------------------------------------------------------------------------
D'Amore, Patricia        Children's Hospital              MTA       7/28/98  Morphogens: growth & differentiation factor effects on vascular development
------------------------------------------------------------------------------------------------------------------------------------
Golden, Jeff             Children's Hospital -            MTA       9/16/98  Morphogens; Development: the role of OP-1 in the
                         Philadelphia                                        developing chick embryo on dorsal-ventral patterning
                                                                             of the forebrain
------------------------------------------------------------------------------------------------------------------------------------
Greenberg, Michael       Children's Hospital-Boston       MTA      10/9/97   Neuro: role of OP-1 in growth and differentiation
------------------------------------------------------------------------------------------------------------------------------------
Harris, William          Children's Hospital-Boston       MTA      11/1/93   Renal: IMCD cells (MTA); Role of OP-1 in kidney and
                                                                             brain (SRA)
------------------------------------------------------------------------------------------------------------------------------------
Hauschka, Peter          Children's Hospital-Boston       MTA       9/11/90  Osteoporosis: Basic research on the mechanisms of
                                                                             Osteogenic protein action in bone
------------------------------------------------------------------------------------------------------------------------------------
Klagsbrun, Michael       Children's Hospital-Boston       MTA      12/10/98  Morphogens: Effect of BMPs on the expression of
                                                                             neuropilin in a number of cell types including
                                                                             endothelial, tumor and neuronal cells
------------------------------------------------------------------------------------------------------------------------------------
Kreidber, Jordan         Children's Hospital-Boston       MTA      11/6/95   Morphogens: In situ hybridization /test for OP-1
                                                                             expression in WT-1 mutant embryos
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL                   INSTITUTE              TYPE OF     EFFECTIVE                    FIELD OF AGREEMENT
  INVESTIGATOR                                        AGREEMENT     DATE OF
                                                                    ORIGINAL
                                                                    AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Smith, Lois         Children's Hospital-Boston           MTA         12/2/98   Ocular: the role of OP-1 and related morphogens in
                                                                               ocular repair and regeneration during development and
                                                                               disease
------------------------------------------------------------------------------------------------------------------------------------
Kohtz, Jhumku       Children's Memorial Institute        MTA         4/27/99   Morphogen: the role of BMPs in forebrain development
                    for Education and Research
------------------------------------------------------------------------------------------------------------------------------------
Muschler, George    Cleveland Clinic Foundation          MTA          2/7/94   Stryker: effect of OP-1 in the isolation of
                                                                               osteoblastic cells from primary bone aspirates
------------------------------------------------------------------------------------------------------------------------------------
Nawa, Hiroyuki      Cold Spring Harbor Lab               MTA          3/7/95   Neuro: factors regulating neuronal plasticity in
                                                                               developing brain

------------------------------------------------------------------------------------------------------------------------------------
Svoboda, Karel      Cold Spring Harbor Laboratory        MTA         6/19/99   Neuro: to the effects of BMPs on the dynamics of
                                                                               dendritic spine and filopodia formation/retraction in
                                                                               hippocampal neurons

------------------------------------------------------------------------------------------------------------------------------------
Le Douarin, Nicole  College de France                    MTA         4/26/98   Morphogens: embryological development
------------------------------------------------------------------------------------------------------------------------------------
Chen, Theresa       College of Notre Dame                MTA          3/9/98   Osteoporosis: OP-1 & Skeleton Aging
------------------------------------------------------------------------------------------------------------------------------------
Chen, Theresa       College of Notre Dame                MTA         1/27/98   Osteoporosis: OP-1 & Skeleton Aging
------------------------------------------------------------------------------------------------------------------------------------
Barasch, Jon        Columbia University                  MTA         8/29/96   Renal: role of OP-1 in nephrogenic induction
------------------------------------------------------------------------------------------------------------------------------------
Dodd, Jane          Columbia University                  MTA         3/20/98   Neuro: role of OP-1, BMP-6 and GDF's in neurogenesis,
                                                                               in particular forebrain patterning in central nervous
                                                                               system & axonal guidance in spinal cord
------------------------------------------------------------------------------------------------------------------------------------
Jessell, Thomas     Columbia University (Howard          MTA         9/16/96   Neuro: role of OP-1 in neural tube induction and
                    Hughes Institute)                                          differentiation
------------------------------------------------------------------------------------------------------------------------------------
Beall, Melissa      Cornell University                   MTA         9/22/99   Molecular Therapeutics: Analysis of Schistomsoma
                                                                               mansoni TGF-B-like type I receptor SmRK1 and it's
                                                                               role in BMP signalling

------------------------------------------------------------------------------------------------------------------------------------
Silver, Randi       Cornell University                   MTA        10/21/96   Renal: role of OP-1 on ion transport and acid/base
                                                                               balance in the principal and inercalated cells of
                                                                               cortical collecting duct
------------------------------------------------------------------------------------------------------------------------------------
Pearce, Edward J.   Cornell University, College of       MTA         9/22/99   Research on Schistomsoma mansoni TGF-Beta-like
                    Veterinary Medicine                                        receptor, SmRK1, and the potential role of these
                                                                               factors as ligands for the parasite receptor
------------------------------------------------------------------------------------------------------------------------------------
Gee, Connie         Dana Farber Cancer Institute         MTA         3/25/91   Small Molecule: effect of OP-1 on pp60c-src protein
                                                                               tryrosine kinase activity in macrophage cultures -
                                                                               isolation of OP-1 receptors
------------------------------------------------------------------------------------------------------------------------------------
Franzen, Asa        Dept. of Genetics & Pathology,       MTA         3/13/00   : BMP-7 cDNAs  pertaining to BMP expression in
                    Unit of Pathology, Rudbecklab,                             anaplastic thyroid carcinoma cell lines
                    Uppsala Sweden

------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL            INSTITUTE                      TYPE OF    EFFECTIVE                     FIELD OF AGREEMENT
 INVESTIGATOR                                         AGREEMENT    DATE OF
                                                                   ORIGINAL
                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
---------------       Diacrin, Inc.                      MTA        8/15/99    Morphogens: the expansion of liver cell lines in
                                                                               vitro for therapeutic uses
------------------------------------------------------------------------------------------------------------------------------------
---------------       Diacrin, Inc.                      MTA        8/15/99    Morphogens: expansion of liver cell lines in vitro
                                                                               for therapeutic uses
------------------------------------------------------------------------------------------------------------------------------------
Dean, Richard         Diatech, Inc.                      MTA       11/26/90    Morphogens: in vivo imaging of target tissues in
                                                                               animal models
------------------------------------------------------------------------------------------------------------------------------------
Quarles, L. Darryl    Duke University Medical            MTA        8/18/93    Morphogens: role of OP-1 in ostoeblast cell lines and
                      Center                                                   helix-loop-helix proteins
------------------------------------------------------------------------------------------------------------------------------------
Wang, Xiao-Fan        Duke University Medical            MTA       10/10/95    Small Molecules: signal pathways of TGF-B superfamily
                      Center                                                   members
------------------------------------------------------------------------------------------------------------------------------------
Prochiantz, Alain     Ecole Normale Superieure           MTA       10/20/98    Small Molecule: Role of BMPs in regulation of
                                                                               homeogene expression during neuronal development
------------------------------------------------------------------------------------------------------------------------------------
---------------       Eli Lilly and Company              MTA        7/31/98    Neuro: Stroke studies
------------------------------------------------------------------------------------------------------------------------------------
Benedetti, Luca       Fidia Advanced Biopolymers         MTA        2/8/93     Formulations: hyaluronic acid polymers
------------------------------------------------------------------------------------------------------------------------------------
---------------       Fisions Applied Sensor             MTA       11/11/93    Assay development: development of assays to
                      Technologies                                             quatntiate OP-1
------------------------------------------------------------------------------------------------------------------------------------
Bernstein, Erwin      Fred Hutchinson Cancer Center      MTA        6/10/94    Morphogens: hemopoietic stem cells
------------------------------------------------------------------------------------------------------------------------------------
Funa, Keiko           Goteborg University                MTA        7/29/99    Neuro: The effect of morphogens on dopaminergic
                                                                               neurons in culture and in animal models of
                                                                               Parkinson's Disease (amendment for expanded sample)
------------------------------------------------------------------------------------------------------------------------------------
Funa, Keiko           Goteborg University                MTA        6/18/99    Neuro: The effect of morphogens on dopaminergic
                                                                               neurons in culture and in animal models of
                                                                               Parkinson's Disease
------------------------------------------------------------------------------------------------------------------------------------
Funa, Keiko           Goteborg University, Institute     MTA       12/28/00    To use BMP in rat model of Parkinson's Disease
                      of Anatomy and Cell Biology
------------------------------------------------------------------------------------------------------------------------------------
Kojima, Itaru         Gunma University                   MTA       11/25/97    Renal: OP-1 on the tubulogenesis of the kidney
------------------------------------------------------------------------------------------------------------------------------------
Davis, Kevin          Hammersmith Hospital               MTA        3/25/93
------------------------------------------------------------------------------------------------------------------------------------
Shoskes, Daniel       Harbor-UCLA Medical Center         MTA        2/3/00     Renal: studies on the effect of BMP-7 in established
                                                                               models of oxidant stress
------------------------------------------------------------------------------------------------------------------------------------
Bignami, Amico        Harvard Medical School             MTA        10/9/90    Neuro: localization of OP-1 and BMP-2 in nerve tissue
------------------------------------------------------------------------------------------------------------------------------------
Hollenbeck, Peter     Harvard Medical School             MTA        7/26/96    Neuro: intracellular transport in neurons
------------------------------------------------------------------------------------------------------------------------------------
Lassar, Andrew        Harvard Medical School             MTA       12/22/98    Morphogens: role of BMPs in somite chondrogenesis of
                                                                               the developing chick embryo
------------------------------------------------------------------------------------------------------------------------------------
Tabin, Cliff          Harvard Medical School             MTA       12/22/98    Morphogens: Role of GDF5 and GDF6 in bone development
                                                                               and limb patterning in the developing chick
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                 INSTITUTE              TYPE OF     EFFECTIVE                         FIELD OF AGREEMENT
  INVESTIGATOR                                     AGREEMENT     DATE OF
                                                                 ORIGINAL
                                                                AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Whitman, Malcolm          Harvard Medical School      MTA         12/22/98      Small Molecule: the role of BMP's in the regulation
                                                                                or modification of cell specification and
                                                                                differentiation during frog embryogenesis
------------------------------------------------------------------------------------------------------------------------------------
Whitman, Malcom           Harvard Medical School      MTA           1/4/01      Role of BMP signaling in frog embryos
------------------------------------------------------------------------------------------------------------------------------------
Robertson, Elizabeth      Harvard University          MTA         10/11/99      Morphogens: Use of BMP-7/LacZ Transgenic Mouse for
                                                                                characterization of OP-1 expression and screening
                                                                                of morphogen analogs
------------------------------------------------------------------------------------------------------------------------------------
Robertson, Elizabeth      Harvard University          MTA          8/22/95      Morphogens: effects of OP-1 during embryonic
                                                                                development
------------------------------------------------------------------------------------------------------------------------------------
Robertson, Elizabeth      Harvard University          MTA          12/8/98      Morphogens: Use of BMP-7/LacZ Transgenic Mouse for
                                                                                characterization of OP-1 expression and screening
                                                                                of morphogen analogs
------------------------------------------------------------------------------------------------------------------------------------
Bar-Shavit, Zvi           Hebrew University           MTA          9/28/93      Osteoporosis: Modulation of proenkephalin expression
                                                                                in osteoblasts
------------------------------------------------------------------------------------------------------------------------------------
Rao, D. Sudhaker          Henry Ford Hospital         MTA         11/15/95      Renal: study OP-1 as marker of renal osteodystrophy
                                                                                and renal function
------------------------------------------------------------------------------------------------------------------------------------
Lechleider, Robert        Henry M. Jackson            MTA          6/17/99      Small Molecules: The role of Smads in vascular and
                          Foundation for                                        hematopoietic biology
                          Advancement of
                          Military Medicine
------------------------------------------------------------------------------------------------------------------------------------
Rosenblum, Norman         Hospital for Sick           MTA          12/2/98      Renal: Role of OP-1 in branching morphogenesis
                          Children                                              during kidney development - amendment
------------------------------------------------------------------------------------------------------------------------------------
Rosenblum, Norman         Hospital for Sick           MTA          1/26/96      Renal: Role of OP-1 in branching morphogenesis
                          Children                                              during kidney development
----------------------------------------------------------------------------------------------------------------------------------
Wrana, Jeff               Hospital for Sick           MTA          7/10/95      Small Molecule: OP-1 signaling pathways; smads;
                          Children                                              Amendment to NDA 12/3/97
------------------------------------------------------------------------------------------------------------------------------------
Pelletier, Jean-Pierre    Hospital Notre-Dame         MTA         10/18/88      Cartilage: involvement of metalloprotease in the
                                                                                destruction of the extracellular matrix of human
                                                                                osteoarthritis cartilage (TIMP gene)
------------------------------------------------------------------------------------------------------------------------------------
Miralles, F.              Hospital Robert Debre       MTA         11/23/97      Morphogens: OP-1 in pancreatic differentiation
------------------------------------------------------------------------------------------------------------------------------------
Goff, Stephen             Howard Hughes Medical       MTA          8/28/98      Morphogens; Hematopoesis: the role of Abelson
                          Institute/Columbia                                    tyrosine kinase in response to BMP's
                          University
------------------------------------------------------------------------------------------------------------------------------------
Vander Eynder-Van         Hubrecht Laboratory         MTA          3/20/95      Morphogens: role of OP-1 in mouse mesoderm induction
Raay, A.J.M.                                                                    using tissue culture studies
------------------------------------------------------------------------------------------------------------------------------------
Binderman, Itzhak         ICHILOV Hospital            MTA           3/5/91      Dental: Role of OP-1 in tooth regeneration in dogs
------------------------------------------------------------------------------------------------------------------------------------
Massey, Richard           IGEN, Inc                   MTA          6/10/96      Process Development: receipt of materials to
                                                                                quantitate matrix containing bovine OP-1
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Page 6 of 25

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL            INSTITUTE                      TYPE OF    EFFECTIVE                     FIELD OF AGREEMENT
 INVESTIGATOR                                         AGREEMENT    DATE OF
                                                                   ORIGINAL
                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Wharton, John         Imperial College of Medicine       MTA        10/5/00    To study the effects of BMP-4 and BMP-7 on the
                                                                               pulmonary artery smooth muscle cells derived from
                                                                               patients with primary and secondary pulumonary
                                                                               hypertension and controls
------------------------------------------------------------------------------------------------------------------------------------
Broxmeyer, Hal        Indiana University                 MTA         6/2/99    Morphogens: Hematopoesis: Role of morphogens on
                                                                               hematopoietic precursor cells in vitro
------------------------------------------------------------------------------------------------------------------------------------
Chen, Yan             Indiana University School of       MTA         6/2/99    Small Molecule: the involvement of Smads in morphogen
                      Medicine                                                 signaling and the development morphogens for soft
                                                                               tissue applications
------------------------------------------------------------------------------------------------------------------------------------
Ronco, P.             Inserm U64-Hopit Tevon             MTA       10/19/95    Renal: OP-1 pattern expression in human glomerular
                                                                               defects
------------------------------------------------------------------------------------------------------------------------------------
Sautier, Jean-Michel  Institut Biomedical des            MTA         1/6/99    Small Molecule: phenotypic changes in response to
                      Cordeliers                                               BMPs for the purpose of developing screening assays
                                                                               for BMP activity in soft tissue applications
------------------------------------------------------------------------------------------------------------------------------------
Mallein-Gerin,        Institut de Biologie et Chimie     MTA        1/25/96    Morphogens: role of OP-1 in immortilized cell lines
Frederic              des Proteines
------------------------------------------------------------------------------------------------------------------------------------
Nifuji, Akira         Institut Pasteur                   MTA       12/10/92    Morphogens: role of OP-1 in the differentiation of
                                                                               osteogenic / chondrogenic C1 cells
------------------------------------------------------------------------------------------------------------------------------------
Querol, Sergie        Institute de Recerca Oncologica    MTA        6/28/99    Morphogen: The role of morphogens in proliferation
                                                                               and differentiation of stem cells
------------------------------------------------------------------------------------------------------------------------------------
Krokan, Hans          Institute of Cancer Research       MTA         2/8/00    Morphogens:cancer: To study the role of BMP's
                      and Molecular Biology                                    induction of apoptosis and growth arrest of myeloma
                                                                               cells
------------------------------------------------------------------------------------------------------------------------------------
Ishii, Shunsuke       Institute of Phy.& Chem.           MTA        1/16/96    Small Molecules: role of OP-1 on several
                      Research, Riken Tsukuba                                  transcription factors involved in cellular growth
                      Center                                                   control
------------------------------------------------------------------------------------------------------------------------------------
Bovolenta, Paola      Instituto Cajal                    MTA         6/5/98    Morphogens; Ocular: Effect of OP-1 on expression of
                                                                               Otx2 in retina
------------------------------------------------------------------------------------------------------------------------------------
Tokunaga, Hideo       Iwate Medical University           MTA        3/19/01    Expression of BMP-7 in Human Renal Cell Carcinomal
                                                                               Cell Lines
------------------------------------------------------------------------------------------------------------------------------------
Johnson, Ken          Jackson Research Lab               MTA        3/28/95    Morphogens: OP-1 cDNA probes
------------------------------------------------------------------------------------------------------------------------------------
Jos van Kampen, G.P.  Jan van Breemen Inst               MTA        9/10/93    Cartilage: in vitro model of osteoarthritis
------------------------------------------------------------------------------------------------------------------------------------
Shimomura, Ryuichi    Japan Tobacco Inc.                 MTA        6/3/94     Osteoporosis: model systems
------------------------------------------------------------------------------------------------------------------------------------
Miyazono, Kohei       Japanese Foundation for            MTA      12/16/98     Small Molecules: BMP receptors (amendment)
                      Cancer Research
------------------------------------------------------------------------------------------------------------------------------------
Miyazono, Kohei       Japanese Foundation for            MTA       9/26/96     Small Molecules: BMP receptors
                      Cancer Research
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL            INSTITUTE                      TYPE OF    EFFECTIVE                     FIELD OF AGREEMENT
 INVESTIGATOR                                         AGREEMENT    DATE OF
                                                                   ORIGINAL
                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Lein, Pamela          Johns Hopkins                      MTA        5/26/99    Neuro: The role of morphogens in dendrite formation
------------------------------------------------------------------------------------------------------------------------------------
Campochiaro, Peter    Johns Hopkins Hospital             MTA       10/22/98    Morphogens; Ocular: The role of morphogens in
                                                                               ocular pathologies
------------------------------------------------------------------------------------------------------------------------------------
Adler, Ruben          Johns Hopkins University           MTA        4/15/99    Morphogens; Ocular: Role of BMPs in retinal
                                                                               development
------------------------------------------------------------------------------------------------------------------------------------
Racusen, Lorraine     Johns Hopkins University           MTA        8/30/95    Morphogens: Adeno-12 SV40 HPT (from Johns Hopkins)
------------------------------------------------------------------------------------------------------------------------------------
Reddi, A.H.           Johns Hopkins University           MTA        7/13/92    Stryker and Osteoporosis: femoral head study
------------------------------------------------------------------------------------------------------------------------------------
Rothstein, Jeffery    Johns Hopkins University           MTA        5/25/99    Neuro: The role of Morphogens in the treatment of ALS
------------------------------------------------------------------------------------------------------------------------------------
Shapiro, Jay          Johns Hopkins University           MTA        5/9/94     Osteoporosis: effects of hOP-1 on control osteoblasts
                                                                               and osteoblasts from patients with osteogenesis
------------------------------------------------------------------------------------------------------------------------------------
Sakou, Takashi        Kagoshima University               MTA        4/14/95    Osteoporosis: expression of OP-1 and receptors in
                                                                               OPLL patients
------------------------------------------------------------------------------------------------------------------------------------
Sakou, Takashi        Kagoshima University               MTA        3/16/98    Osteoporosis: mechanism of fracture healing and bone
                                                                               formation with regards osteoporosis and other
                                                                               metabolic bone diseases
------------------------------------------------------------------------------------------------------------------------------------
Lee, Chang-Ho         Kangnung National University       MTA        2/10/96    Osteoporosis: osteoblast differentiation
------------------------------------------------------------------------------------------------------------------------------------
Kouegawa, Junick      Kirin Brewery Co., Ltd.            MTA       11/11/93    Osteoporosis: model systems
------------------------------------------------------------------------------------------------------------------------------------
Sakamoto, Choitsu     Kobe University School of          MTA        6/27/96    Morphogens; Gastrointestinal: role of OP-1 in
                      Medicine                                                 mechanism of GI ulcer healing; follistatin-like cell
                                                                               surface OP-1 binding protein
------------------------------------------------------------------------------------------------------------------------------------
Abe, Shin-ichi        Kumamoto University                MTA        2/8/00     Renal: BMP-7 and BMP-6 to be used to test activity on
                                                                               the testes by using in vitro culture system.
------------------------------------------------------------------------------------------------------------------------------------
Kitamoto, Yasunori    Kumamoto University                MTA        12/8/97    Renal: OP-1 in metanephric mesenchyme differentiation
                                                                               to glomerulogenesis
------------------------------------------------------------------------------------------------------------------------------------
Ito, Yoshiaki         Kyoto University                   MTA       11/12/98    Small Molecule: PEBP2aA/Cbfa1 expression in
                                                                               osteoblast progenitors and osteoblasts in vitro and
                                                                               in vivo
------------------------------------------------------------------------------------------------------------------------------------
Nijweide, Peter       Lab. of Cell Biol. & Hist.         MTA        11/8/91    Cartilage: effect of OP-1 on osteoclast formation and
                                                                               the differentiation of osteoblasts, cartilage cells
                                                                               and osteocytes in vitro
------------------------------------------------------------------------------------------------------------------------------------
Wall, Nancy           Lawrence University                MTA        2/28/98    Morphogens: the effects of BMP-7 on differentiation,
                                                                               cell proliferation and apoptosis of 1st and 2nd
                                                                               branchial arch mesenchyme in chick embryos
------------------------------------------------------------------------------------------------------------------------------------
McColl, Shaun         Le Centre Hospitalier              MTA        8/16/91    Morphogens: expression of OP-1 by synoviocytes
------------------------------------------------------------------------------------------------------------------------------------
Baylink, David        Loma Linda University              MTA        1/24/92    Osteoporosis: development of serum assays to assess
                                                                               bone metabolism;
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                       Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                  INSTITUTE                      TYPE OF     EFFECTIVE                   FIELD OF AGREEMENT
 INVESTIGATOR                                               AGREEMENT     DATE OF
                                                                         ORIGINAL
                                                                         AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Baylink, David           Loma Linda University                 MTA        10/1/90      Osteoporosis: role of OP-1 on the growth and
                                                                                       maintenance of human osteoblasts in vitro
------------------------------------------------------------------------------------------------------------------------------------
Bidani, Anil K.          Loyola University-Chicago, VA         MTA         1/8/97      Renal: role of OP-1 in the mechanisms of
                         Hospital @ Hines                                              progressive glomerular injury and nephron
                                                                                       loss
------------------------------------------------------------------------------------------------------------------------------------
ten Dijke, Peter         Ludwig Institute for Cancer           MTA         8/3/93      Small Molecule: Alks cDNA's
                         Research
------------------------------------------------------------------------------------------------------------------------------------
ten Dijke, Peter         Ludwig Institute for Cancer           MTA       10/13/92      Small Molecule: TGFb receptors & signalling
                         Research                                                      molecules; binding assays on cells
                                                                                       transfected with clones
------------------------------------------------------------------------------------------------------------------------------------
Heinegard, Dick          Lund University                       MTA        1/29/96      Morphogens: interaction between OP-1 and
                                                                                       matrix proteins
------------------------------------------------------------------------------------------------------------------------------------
Karsenty, Gerard         M.D. Anderson Cancer Center           MTA       10/11/96      Use of morphogenic proteins, BMP-2,3,6,7,8
                                                                                       and GDF 5,6, and 7 in experimental studies
                                                                                       relating to osteoblast differentiation.
------------------------------------------------------------------------------------------------------------------------------------
Thorlacius, Henrik       Malmo University Hospital             MTA         8/8/98      Morphogens; Angiogenesis: Role of BMP on
                                                                                       angiogenesis in vitro
------------------------------------------------------------------------------------------------------------------------------------
Thorlacius, Henrik       Malmo University Hospital             MTA        7/18/98      Morphogens; Angiogenesis: Role of BMP on
                                                                                       angiogenesis in vitro
------------------------------------------------------------------------------------------------------------------------------------
---------------          Marion Merrell Dow                    MTA         5/5/93      Osteoporosis: model systems
------------------------------------------------------------------------------------------------------------------------------------
Behar, Oded              Massachusetts General                 MTA       12/15/97      Morphogens: Interactions between semaphorins
                         Hospital                                                      and BMPs
------------------------------------------------------------------------------------------------------------------------------------
Bonventre, Joseph        Massachusetts General                 MTA       10/10/91      Renal: Role of OP-1 in recovery from acute
                         Hospital                                                      renal failure
------------------------------------------------------------------------------------------------------------------------------------
DiFiglia, Marian         Massachusetts General                 MTA        3/18/93      Neuro: localization of OP-1 expression in the
                         Hospital                                                      brain and it's role in neuronal growth
                                                                                       (Huntington's & Parkinson's disease)
------------------------------------------------------------------------------------------------------------------------------------
Drummond, Iain           Massachusetts General                 MTA       12/19/97      Renal: Kidney development in fish
                         Hospital
------------------------------------------------------------------------------------------------------------------------------------
Finklestein, Seth        Massachusetts General                 MTA        7/17/91      Neuro: role of OP-1 in stroke/brain injury
                         Hospital
------------------------------------------------------------------------------------------------------------------------------------
Katagiri, Take           Massachusetts General                 MTA         4/1/98      Osteoporosis: endochondral
                         Hospital                                                      ossification/interaction with PTHrP & PTH
------------------------------------------------------------------------------------------------------------------------------------
Schneyer, Alan           Massachusetts General                 MTA        4/16/96      Morphogens: role of OP-1 in tissue formation
                         Hospital                                                      and embryonic development
------------------------------------------------------------------------------------------------------------------------------------
Wang, Tongwen            Massachusetts General                 MTA        12/9/97      Small Molecule: Characterization of signal
                         Hospital                                                      transduction pathway of OP-1 & activation of
                                                                                       signaling proteins such as Smads & Myx
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Page 9 of 25

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL             INSTITUTE                           TYPE OF    FFECTIVE                    FIELD OF AGREEMENT
INVESTIGATOR                                             AGREEMENT    DATE OF
                                                                     ORIGINAL
                                                                     AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Sklar, Robert          Massachusetts General              MTA        10/10/91   Morphogens: effect of BMP's on human muscle
                       Hospital-East                                            development in vitro
------------------------------------------------------------------------------------------------------------------------------------
Schneider, Gerald      Massachusetts Institute of         MTA          3/3/93   Neuro: axon regeneration
                       Technology
------------------------------------------------------------------------------------------------------------------------------------
Rohrer, Hermann        Max-Planck Institute for Brain     MTA          1/3/94   Neuro: sympathetic neurons
                       Research
------------------------------------------------------------------------------------------------------------------------------------
Rohrer, Hermann        Max-Planck Institute for Brain     MTA         3/15/99   Neuro: sympathetic neurons - (amendment)
                       Research
------------------------------------------------------------------------------------------------------------------------------------
Kessel, Michael        Max-Planck-Institut fur            MTA         5/31/99   Neuro: role of BMPs in neural plate development
                       Biophysikalische Chemie
------------------------------------------------------------------------------------------------------------------------------------
Bolander, Mark         Mayo Clinic                        MTA          8/1/91   Stryker: expression of OP-1 in the fracture callous
------------------------------------------------------------------------------------------------------------------------------------
Schwartz, Robert       Mayo Clinic                        MTA         7/20/94   Morphogens; Cardiovascular: effect of OP-1 in pig
                                                                                coronary arteries and myocardium injuries
------------------------------------------------------------------------------------------------------------------------------------
Kumar, Rajiv           Mayo Foundation                    MTA        12/15/95   Renal: chronic renal failure animal models
------------------------------------------------------------------------------------------------------------------------------------
Riggs, B. Lawrence     Mayo Foundation                    MTA        12/18/98   Osteoporosis: Effect of BMPs in models of
                                                                                osteoporosis using a conditionally immortalized
                                                                                human marrow stromal cell line
------------------------------------------------------------------------------------------------------------------------------------
de Crommbrugge,        MD Anderson Cancer Center          MTA         1/15/92   Small Molecule: TGFb receptors
Benoit
------------------------------------------------------------------------------------------------------------------------------------
Pavenstadt, Hermann    Med. Universitatesklinik           MTA         2/28/01   Study involves work on the biological role of
                       Freiburg, Department of                                  podocytes, the effects of OP-1 on podocytes function
                       Nephrology                                               by stimulating podocytes with OP-1 and perform cDNA
                                                                                expression analysis, and whether OP-1 prevents
                                                                                proteinuria in a mouse model of glomerulonephritis
------------------------------------------------------------------------------------------------------------------------------------
Lucas, Paul            Medical Center-Central GA          MTA          5/7/92
------------------------------------------------------------------------------------------------------------------------------------
Abd-Al-Fattah, Anwar   Medical College of VA              MTA        11/11/91   Morphogens; Cardiovascular: cardiac myocyte
                                                                                regeneration
------------------------------------------------------------------------------------------------------------------------------------
Wornom, Isaac          Medical College of VA              MTA         9/18/90   Stryker; Cranio-facial: effect of OP-1 on onlay bone
                                                                                grafts to the facial skeleton in rabbits
------------------------------------------------------------------------------------------------------------------------------------
Furley, Placzek        Medical Research Council           MTA        11/29/94   Morphogens: induction of floorplate by notochord
------------------------------------------------------------------------------------------------------------------------------------
Triffitt, James        Medical Research Council           MTA          4/2/91   Osteoporosis: role of OP-1 in bone differentiation
------------------------------------------------------------------------------------------------------------------------------------
Nakaoka, Takashi       Medical University of South        MTA         9/10/97   Morphogens; Cardiovascular: vascular smooth muscle
                       Carolina                                                 proliferation
------------------------------------------------------------------------------------------------------------------------------------
Massague, Joan         Memorial Sloan-Kettering           MTA          7/9/93   Small Molecule: Small Molecule: TGFb Receptors
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                  INSTITUTE              TYPE OF   EFFECTIVE                FIELD OF AGREEMENT
 INVESTIGATOR                                       AGREEMENT   DATE OF
                                                               ORIGINAL
                                                               AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Detmer, Kristina      Mercer University School         MTA     7/27/99     Morphogens: the effects of morphogens on the
                      of Medicine                                          differentiation of human hematopoietic progenitor cells
------------------------------------------------------------------------------------------------------------------------------------
Detmer, Kristina      Mercer University School         MTA     4/30/96     Morphogens: role of OP-1 in skin development
                      of Medicine
------------------------------------------------------------------------------------------------------------------------------------
Young, Henry          Mercer University School         MTA     3/25/92
                      of Medicine
------------------------------------------------------------------------------------------------------------------------------------
Rodan, Gideon         Merck & Co., Inc.                MTA     2/10/94     Osteoporosis: model systems
------------------------------------------------------------------------------------------------------------------------------------
Seyfried, Christoph   Merck KgaA Biomedical            MTA     6/19/00     : evaluation of mBMP-7 in stroke models
                      Research
------------------------------------------------------------------------------------------------------------------------------------
Paredes, Ana          Miami Children's Hospital        MTA     6/10/98     Renal: effect of rhOP-1 in bone cells from
                      Research Institute                                   children with chronic renal failure
------------------------------------------------------------------------------------------------------------------------------------
Paredes, Ana          Miami Children's Hospital        MTA     8/27/97     Renal: effect of OP-1 on acute renal failure
                      Research Institute
-----------------------------------------------------------------------------------------------------------------------------------
Khouri, Roger         Miami Hand Center                MTA     8/28/96     Cartilage: repair of bone and cartilage
------------------------------------------------------------------------------------------------------------------------------------
Miles, Inc.,          Miles Inc.                       MTA     1/11/93     Osteoporosis: model systems
------------------------------------------------------------------------------------------------------------------------------------
Hobson, Grace         Namours Research                 MTA     11/25/95    Osteoporosis: Effect of OP-1 on the treatment of
                                                                           certain bone diseases characterized by abnormal bone
                                                                           growth
------------------------------------------------------------------------------------------------------------------------------------
Covarrubias, Luis     National Autonomous Univ.        MTA     8/12/98     Morphogens: Effect of BMPs on cell proliferation,
                      of Mexico                                            differentiation and survival using model systems of
                                                                           EFG responsive neuro progenator cells and epidermal cells
------------------------------------------------------------------------------------------------------------------------------------
Ruscetti, Francis     National Cancer Institute        MTA     11/13/90
------------------------------------------------------------------------------------------------------------------------------------
Liang, Tony           National Institute for Aging     MTA     12/12/95    Osteoporosis: Ability of OP-1 to induce osteoblast
                                                                           lineage in marrow ablation models
------------------------------------------------------------------------------------------------------------------------------------
Ueno, Naoto           National Institute for Basic     MTA     10/23/98    Small Molecule: Determination of binding constant
                      Biology                                              of OP-1 to follistatin by surface plasm on resonance
------------------------------------------------------------------------------------------------------------------------------------
Smith, James          National Institute for Medical   MTA     3/22/94     Morphogens: Effect of OP-1 in it's ability to induce
                      Research                                             mesoderm
------------------------------------------------------------------------------------------------------------------------------------
Donkersloot, Jacob /  National Institute of Dental     MTA     12/13/95    Cartilage: Production of recombinant cartilage-derived
Luyten, Frank         Research                                             morphogenetic proteins and evalution of their biological
                                                                           functions
------------------------------------------------------------------------------------------------------------------------------------
Kopp, Jeffrey         National Institute of Health     MTA     6/1/98      Renal: Role of OPs in renal development and
                                                                           disease - amendment
------------------------------------------------------------------------------------------------------------------------------------
Kopp, Jeffrey         National Institute of Health     MTA     4/22/99     Renal: Over-expression of BMP7 in the liver modulates
                                                                           hepatocyte proliferation or recovery of differentiated
                                                                           function following partial hepatectomy
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL                            INSTITUTE                     TYPE OF          EFFECTIVE              FIELD OF AGREEMENT
INVESTIGATOR                                                        AGREEMENT          DATE OF
                                                                                     ORIGINAL
                                                                                     AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Kopp, Jeffrey             National Institute of Health                 MTA            10/5/96         Renal: Role of OPs in renal
                                                                                                      development and disease
------------------------------------------------------------------------------------------------------------------------------------
Kneller, Robert           National Institute of Health, NCI            MTA           12/26/95         Osteoporosis: Effect of OP-1
                                                                                                      in stimulating bone
                                                                                                      formation and differentiation
------------------------------------------------------------------------------------------------------------------------------------
Donovan, Peter            NCI: Advanced Bioscience Lab., Inc.          MTA            7/1/98          Renal: The effects of OP-1 on
                                                                                                      embryonic mysenchymal tubual
                                                                                                      differentiation
------------------------------------------------------------------------------------------------------------------------------------
Scharp, David             Neocrin Company                              MTA            10/4/96         Assay development:
                                                                                                      Encapsulated cells
------------------------------------------------------------------------------------------------------------------------------------
ten dijke, Peter          Netherlands Cancer Institute                 MTA            8/28/02         Molecular Therapeutics:
                                                                                                      characterization of BMP
                                                                                                      signaling path
------------------------------------------------------------------------------------------------------------------------------------
ten dijke, Peter          Netherlands Cancer Institute                 MTA            5/16/00         Molecular Therapeutics:
                                                                                                      characterization of BMP
                                                                                                      signaling path
------------------------------------------------------------------------------------------------------------------------------------
Pereira, Miercio          New England Medical Center                   MTA           10/13/95         Small Molecules: OP-1 and
                                                                                                      activin signalling in
                                                                                                      trypanosome invasion of cells
------------------------------------------------------------------------------------------------------------------------------------
Newman, Stuart            New York Medical Coll                        MTA            4/13/92         Morphogens: role of OP-1 on
                                                                                                      limb-bud mesenchymal
                                                                                                      differentiation with respect
                                                                                                      to pattern formation
------------------------------------------------------------------------------------------------------------------------------------
LeRoux, Peter             New York University                          MTA            8/11/97         Neuro: role of OP-1in neurons
                                                                                                      in culture
------------------------------------------------------------------------------------------------------------------------------------
Fishell, Gordon           New York University Medical Center           MTA            7/21/98         Morphogens: the role of OP-1
                                                                                                      in development &
                                                                                                      regionalization of
                                                                                                      telencephalon
------------------------------------------------------------------------------------------------------------------------------------
Nawa, Hiroyuki            Nigata University                            MTA            7/24/95         Neuro: factors regulating
                                                                                                      neuronal plasticity in
                                                                                                      developing brain
------------------------------------------------------------------------------------------------------------------------------------
Roberts, Anita            NIH                                          MTA            8/13/98         Small Molecule: Target gene
                                                                                                      regulation by BMP-7
------------------------------------------------------------------------------------------------------------------------------------
Miller, William           North Carolina State University              MTA            12/4/98         Small Molecule: role of BMPs
                                                                                                      in stimulating follicle-
                                                                                                      stimulating hormone expression
------------------------------------------------------------------------------------------------------------------------------------
Stern, Paula              Northwestern University                      MTA           12/16/94         Osteoporosis: Role of OP-1 in
                                                                                                      remodeling
------------------------------------------------------------------------------------------------------------------------------------
Woodruff, Teresa          Northwestern University                      MTA            9/13/99         Morphogens, Reproduction: the
                                                                                                      mechanism of BMP regulation of
                                                                                                      FSH expression in the
                                                                                                      pituitary.
------------------------------------------------------------------------------------------------------------------------------------
Sauter, Andre             Novartis Pharma AG                           MTA            2/23/99         Neuro: Novartis's internal
                                                                                                      evaluation of the use of OP-1
                                                                                                      in Novartis's stroke model
------------------------------------------------------------------------------------------------------------------------------------
Hollinger, Jeffrey        Oregon Health Sciences University            MTA            6/5/98          Morphogens; Liver: OP-1 in
                                                                                                      hepatic repair & regeneration
------------------------------------------------------------------------------------------------------------------------------------
Hollinger, Jeffrey        Oregon Health Sciences University            MTA            8/19/98         Morphogens; Liver: OP-1 in
                                                                                                      hepatic repair & regeneration
------------------------------------------------------------------------------------------------------------------------------------
Hollinger, Jeffrey        Oregon Health Sciences University            MTA            3/23/98         Morphogens; Liver: OP-1 in
                                                                                                      hepatic repair & regeneration
------------------------------------------------------------------------------------------------------------------------------------
Withers, Ginger           Oregon Health Sciences University            MTA            5/13/99         Neuro: the role of morphogens
                                                                                                      in the expression of dendritic
                                                                                                      and synaptic structural
                                                                                                      plasticity
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL                   INSTITUTE              TYPE OF   EFFECTIVE                 FIELD OF AGREEMENT
   INVESTIGATOR                                        AGREEMENT   DATE OF
                                                                   ORIGINAL
                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Komori, Toshihisa      Osaka University Medical           MTA      5/16/97   Osteoporosis: Role of OP-1 in osteogenesis
                       School
------------------------------------------------------------------------------------------------------------------------------------
Gordon, Neal           Perseptive Biosystems              MTA      4/7/94    Assay Development: Construction of affinity columns
------------------------------------------------------------------------------------------------------------------------------------
Flowers, John          Protein Polymer Technologies       MTA      1/21/94   Morphogens: Extracellular matrix components for hard
                                                                             and soft tissue repair and regeneration
------------------------------------------------------------------------------------------------------------------------------------
Ashton, Brian          R. Jones & A. Hunt Hospital        MTA      3/19/92   Osteoporosis: Role of OP-1 in marrow differentiation
                                                                             and marrow induced endochondral bone formation in vivo
------------------------------------------------------------------------------------------------------------------------------------
Essery, John           R.W. Johnson Pharmaceutical        MTA      3/14/94   Osteoporosis: model systems for bone and mineral
                       Res. Institute                                        metabolism
------------------------------------------------------------------------------------------------------------------------------------
Bizios, Rena           Rensselaer Polyt Institute         MTA     10/13/93   Osteoporosis: Role of OP-1 on osteoblast proliferation
                                                                             and cell population motility on substrates modified
                                                                             with covalently-bound bioactive, adhesive peptides.
------------------------------------------------------------------------------------------------------------------------------------
Schwartz, Edith        Rhode Island Hospital              MTA     12/19/91   Osteoporosis: Study the effects of OP-1 on osteoblast
                                                                             cell lines
------------------------------------------------------------------------------------------------------------------------------------
Rivas, Miriam          Rockefeller University             MTA      7/13/98   Morphogens: the role of OP-1 in psoriatic skin
------------------------------------------------------------------------------------------------------------------------------------
McK. Ciombor, Deborah  Roger Williams Hospital            MTA      1/5/94    Morphogens: mesenchymal cell differentition
------------------------------------------------------------------------------------------------------------------------------------
Rehbein, Steven        Roswell Park Cancer Institute      MTA      1/14/94   Morphogens; Hematopoiesis: differentiation of
                                                                             hemopoietic progenitor cells in vitro
------------------------------------------------------------------------------------------------------------------------------------
Chester, Kerry         Royal Free Hospital                MTA      1/16/95   Cancer: tumor imaging
------------------------------------------------------------------------------------------------------------------------------------
Kruse, Friedrich       Ruprecht-Karls-Universitat         MTA      7/5/98    Morphogens; Ocular: Role of OP-1 and BMP-5 in cornea
                       Heidelberg                                            development
------------------------------------------------------------------------------------------------------------------------------------
Kuettner, Klaus        Rush-Presb-St. Luke's              MTA      5/3/93    Cartilage: role of OP-1 in cell metabolism and
                                                                             differentiation of chondrocytes or modulation of their
                                                                             phenotype
------------------------------------------------------------------------------------------------------------------------------------
Wientroub, Shlomo      Sackler School of Medicine         MTA      3/8/92    Morphogens: Effect of OP-1 mouse marrow celll ines
------------------------------------------------------------------------------------------------------------------------------------
Tschannen, Ronald      Sandoz Pharma Ltd.                 MTA      4/14/94   Osteoporosis: models systems
------------------------------------------------------------------------------------------------------------------------------------
Saeki, Masanori        Sankyo Co., Ltd.                   MTA      11/1/93   Osteoporosis: models systems
------------------------------------------------------------------------------------------------------------------------------------
Halpain, Shelley       Scripps Research Institute         MTA     10/22/98   Neuro: the effect of BMPs on MAP2 and the dendritic
                                                                             cytoskelton
------------------------------------------------------------------------------------------------------------------------------------
---------------        Shield Diagnostics Ltd             MTA      1/19/94   Assay Development: development of assays to quantitate
                                                                             OP-1
------------------------------------------------------------------------------------------------------------------------------------
Walsh, Kenneth         St. Elizabeth's Medical Center     MTA     11/17/98   Morphogens; Cardiac: Effect of BMPs on pressure
                                                                             overload cardiac hypertrophy
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL             INSTITUTE                           TYPE OF    FFECTIVE                    FIELD OF AGREEMENT
INVESTIGATOR                                             AGREEMENT    DATE OF
                                                                     ORIGINAL
                                                                     AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Martin, Kevin         St. Louis University                    MTA      4/22/99  Renal: studies on the relationship between BMP
                                                                                expression and circulating levels and metabolic bone
                                                                                pathologies seen in renal disease, for the purpose
                                                                                of generating systemic therapies for osteoporosis
------------------------------------------------------------------------------------------------------------------------------------
Martin, Kevin         St. Louis University                    MTA      3/18/99  Renal: studies on the relationship between BMP
                                                                                expression and circulating levels and metabolic bone
                                                                                pathologies seen in renal disease, for the purpose
                                                                                of generating systemic therapies for osteoporosis
------------------------------------------------------------------------------------------------------------------------------------
Barres, Barbara       Stanford University                     MTA      9/20/95  Neural: development of neuronal and glial cells in culture
------------------------------------------------------------------------------------------------------------------------------------
Hsueh, Aaron          Stanford University Medical Center      MTA      4/21/99  Morphogen: the effects of BMPs on ovarian follicle development
------------------------------------------------------------------------------------------------------------------------------------
Cho, Moon-Il          State University of New York at         MTA      6/10/99  Small Molecule: the development of in vitro assays
                      Buffalo                                                   using periodontal ligament fibroblast cell lines, to
                                                                                facilitate the development of soft tissue
                                                                                applications for CDMPs
------------------------------------------------------------------------------------------------------------------------------------
Rohrer, Lucia         Swiss Federal Institute of              MTA       8/5/98  Morphogens: Role of BMPs in blood vessel formation
                      Technology Zurich                                         by endothelial cells
------------------------------------------------------------------------------------------------------------------------------------
Brand, Thomas         Technische University Brschwg           MTA      10/4/95  Morphogens; Cardiovascular: early heart dev.
------------------------------------------------------------------------------------------------------------------------------------
Ishizuka, Seiichi     Teijin Institute                        MTA      8/23/94  Osteoporosis: role of OP-1 in bone formation by
                                                                                vitamin D3 analogues in vitro and in vivo
------------------------------------------------------------------------------------------------------------------------------------
Bleiberg, Ilan        Telaviv University/Sackler School       MTA     12/23/93  Morphogens: effects of OP-1 on clonal cell lines of
                      of Medicine                                               DBM implants
------------------------------------------------------------------------------------------------------------------------------------
Sires, Bryan          The Eye Institute                       MTA      6/24/93  Ocular: role of OP-1 in choriodal osetomas in eyes
------------------------------------------------------------------------------------------------------------------------------------
Oakley, Robert        The George Washington University        MTA      8/11/99  Morphogens: Studies on cell death in the developing
                      Medical Center                                            chick limb
------------------------------------------------------------------------------------------------------------------------------------
Hirschberg, Raimund   The Harbor-UCLA Research & Education    MTA      3/27/00  Renal: The role of BMP's in renal interstitial
                      Institute                                                 fibrosis
------------------------------------------------------------------------------------------------------------------------------------
Bhatia, Mick          The John P. Robarts Research            MTA     10/19/98  Morphogens; Hematopoiesis: the role of BMP's in
                      Institute                                                 hematopoiesis
------------------------------------------------------------------------------------------------------------------------------------
Bhatia, Mick          The John P. Robarts Research            MTA      2/16/98  Morphogens; Hematopoiesis: the role of BMP's in
                      Institute                                                 hematopoiesis
------------------------------------------------------------------------------------------------------------------------------------
Rutherford, Bruce     The Regents of the University of        MTA      4/16/02  OP-1 in an assay of the Osteoblastic conversion of
                      Michigan                                                  fibroblasts in response to secreted OP-1
------------------------------------------------------------------------------------------------------------------------------------
Choe, Senyon          The Salk Institute                      MTA      4/27/00  BMP-7: To ascertain the structure of BMP-7
                                                                                associated with Type II receptors.
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL                   INSTITUTE                TYPE OF     EFFECTIVE                 FIELD OF AGREEMENT
   INVESTIGATOR                                          AGREEMENT     DATE OF
                                                                       ORIGINAL
                                                                      AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Johnson, Mary          The University of Arizona           MTA         1/18/99   The study of the ability of OP-1 to reverse the
                                                                                 effect of ethanol, nicotine and barbituates on
                                                                                 dendritic branching
------------------------------------------------------------------------------------------------------------------------------------
Sharma, Kumar          Thomas Jefferson University         MTA        10/15/98   Morphogens; Renal: role of BMPs in diabetic kidney
                                                                                 disease
------------------------------------------------------------------------------------------------------------------------------------
Ohtaka, Akihiko        Tohoku University School of         MTA         7/23/98   Renal: the role of OP-1 in tubulogenesis of
                       Medicine                                                  metanephric mesenchyme and glomerulogenesis in
                                                                                 animal models of nephritis
------------------------------------------------------------------------------------------------------------------------------------
Nifuji, Akira          Tokyo Medical and Dental            MTA         8/19/98   Morphogens: Patterning in development
                       Institute
------------------------------------------------------------------------------------------------------------------------------------
Asahina, Izumi         Tokyo Medical/Dental                MTA        12/27/93   Osteogenesis: OP-1 induced endochondral
                       University                                                osteogenesis model system in vitro
------------------------------------------------------------------------------------------------------------------------------------
Noda, Masaki           Tokyo Medical/Dental                MTA         8/26/93   Osteoporosis: effects of OP-1 on bone metabolism
                       University
------------------------------------------------------------------------------------------------------------------------------------
Noda, Masaki           Tokyo Medical/Dental                MTA         7/8/98    Osteoporosis: Differentiation & Determination of
                       University                                                Skeletal Tissue Using Mouse Cells & Chicken Embryo
------------------------------------------------------------------------------------------------------------------------------------
Albertini, David       Tufts University School of          MTA         8/2/99    Morphogen: reproduction: The role of morphogens in
                       Medicine                                                  ovarian function
------------------------------------------------------------------------------------------------------------------------------------
Libby, Peter           Tufts University School of          MTA         1/5/88    Morphogens; Cardiovascular: PDGH
                       Medicine
------------------------------------------------------------------------------------------------------------------------------------
Hata, Akiko            Tufts University School of          MTA         2/14/01   Studies of regulation of BMP target genes through
                       Medicine                                                  OAZ protein involved in the BMP-4 dependent gene
                                                                                 expression.
------------------------------------------------------------------------------------------------------------------------------------
Hata, Akiko            Tufts University School of      MTA-Amendment   3/18/02   Studies of regulation of BMP target genes through
                       Medicine                                                  OAZ protein involved in the BMP-4 dependent gene
                                                                                 expression.
------------------------------------------------------------------------------------------------------------------------------------
Bermek, Engin          Turkish Sci Tech Res Institute      MTA        10/5/93    Morphogens: mice embryos
------------------------------------------------------------------------------------------------------------------------------------
Maxian, Suzanne        UMD, New Jersey                     MTA         4/11/94   Formulations: evaluate resorbable hydroxyapatite
                                                                                 coatings in osteointegration studies
------------------------------------------------------------------------------------------------------------------------------------
Zeevalk, Gail          UMDNJ-Robert Wood Johnson           MTA         2/7/00    Neuro: the effects of BMPs on the metabolic
                       Med. School                                               processes and phenotype in cultured dopaminergic
                                                                                 ventral midbrain neurons (relating to Parkinson's
                                                                                 Disease)
------------------------------------------------------------------------------------------------------------------------------------
Boitani, Carla         Universita di Roma "La              MTA         7/13/98   Morphogens: Role of BMPs on Sertoli cell and
                       Sapienza"                                                 spermatogonial cell proliferation and
                                                                                 differentiation
------------------------------------------------------------------------------------------------------------------------------------
Luyten, Frank          Universitaire Ziekenhuizen          MTA         8/17/98   Osteoporosis: the role of OP-1 and related BMP's
                       Leuven                                                    in osteoporosis
------------------------------------------------------------------------------------------------------------------------------------
Ambrosio, Santiago     Universitat de Barcelona            MTA         4/25/96   Neuro: role  of OP-1 in promoting survival of
                                                                                 fetal mesencephalic cells
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL            INSTITUTE                      TYPE OF    EFFECTIVE                     FIELD OF AGREEMENT
 INVESTIGATOR                                         AGREEMENT    DATE OF
                                                                   ORIGINAL
                                                                  AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Reiriz, Julia         Universitat de Barcelona           MTA         7/2/98    Neuro: Effect of BMPs as protective agents against
                                                                               excitotoxicity in primary neuronal cultures
------------------------------------------------------------------------------------------------------------------------------------
Ventura, Francesc     Universitat de Barcelona           MTA        1/18/99    Small Molecule: studies on the effect of BMPs on the
                                                                               transcriptional regulation of the junB and TIEG
                                                                               promoters differentiation of C2C12 cells
------------------------------------------------------------------------------------------------------------------------------------
Thomsen, G.H.         University at Stony Brook          MTA        3/24/95    Morphogens: role of OP-1 in Xenopus development
------------------------------------------------------------------------------------------------------------------------------------
Shepard, Pierre       University Clinic of Cologne       MTA        7/26/00    Research pertaining to research on wound healing in
                                                                               the skin using mice as a model, focusing on the
                                                                               expression of BMPs and their receptors during the
                                                                               healing process
------------------------------------------------------------------------------------------------------------------------------------
Murphy, Madeline      University College of Dublin       MTA        1/8/01     Examine the ability of BMP-7 to modulate gremlin
                                                                               function in primary human mesangial and primary human
                                                                               renal proximal tubular cells, for studying
                                                                               pathological mechanisms in diabetic neuropathy
------------------------------------------------------------------------------------------------------------------------------------
Hurle, Juan           University de Cantabria,           MTA        6/28/95    Morphogens: analyzing mechanisms accounting for
                      Facultad de Med Avda.,                                   establishment of interdigital spaces in the chick leg
                                                                               bud
------------------------------------------------------------------------------------------------------------------------------------
Hurle, Juan           University de Cantabria,           MTA        9/17/98    Morphogens: role of BMPs in chick limb skeletogenesis
                      Facultad de Med Avda.,
------------------------------------------------------------------------------------------------------------------------------------
Johnson, Mary         University of Arizona              MTA        2/10/99    Neuro: study of the ability of OP-1 to reverse the
                                                                               effects of ethanol, nicotine and barbituates on
                                                                               dendritic branding
------------------------------------------------------------------------------------------------------------------------------------
Szivek, John          University of Arizona              MTA       11/17/93    Morphogens: techniques for attaching strain gauges
------------------------------------------------------------------------------------------------------------------------------------
Szivek, John          University of Arizona Health       MTA       11/17/93    Osteoporosis: techniques for attaching strain gauges
                      Sciences Ctr.
------------------------------------------------------------------------------------------------------------------------------------
Gaddy-Kurten, Dana    University of Arkansas             MTA       12/16/96    Morphogens: Role of OP-1 in bone cell differentiation
------------------------------------------------------------------------------------------------------------------------------------
Higgins, Dennis       University of Buffalo, State       MTA       12/16/93    Neuro: role of OP-1 in sympathetic neurons
                      University of New York
------------------------------------------------------------------------------------------------------------------------------------
Szabo, Sandor         University of CA-Irvine            MTA         2/3/95
------------------------------------------------------------------------------------------------------------------------------------
Cross, James          University of Calgary              MTA        2/26/01    Research pertaining to the testing of OP-1 effects in
                                                                               vitro sing murine and human placental trophoblast
                                                                               cell and tissue culture systems
------------------------------------------------------------------------------------------------------------------------------------
Reddi, A.H.           University of California, Davis    MTA         9/8/98    Morphogens: tissue regeneration & morphogenesis
------------------------------------------------------------------------------------------------------------------------------------
Horie, Kuniko         University of California,          MTA        4/17/98    Morphogens: role of OP-1 in C2C12 myoblasts
                      San Diego
------------------------------------------------------------------------------------------------------------------------------------
Shimasaki, Shunichi   University of California,          MTA        11/5/98    Morphogens: the effect of OP-1 on the control of
                      San Diego                                                ovarian follicle growth
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                       Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL                         INSTITUTE                   TYPE OF    EFFECTIVE               FIELD OF AGREEMENT
    INVESTIGATOR                                                   AGREEMENT    DATE OF
                                                                               ORIGINAL
                                                                               AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Shanahan, Catherine  University of Cambridge                          MTA        12/11/98     Morphogens: BMP expression in vascular
                                                                                              smooth muscle cells
------------------------------------------------------------------------------------------------------------------------------------
Roberts, Veronica    University of CA-SD                              MTA         4/23/97     Small molecule: pax-6 expression in
                                                                                              immortalized immature pituitary cell
                                                                                              lines
------------------------------------------------------------------------------------------------------------------------------------
Mobley, William      University of CA-SF                              MTA        11/19/97     Neuro: in vitro/in vivo studies
------------------------------------------------------------------------------------------------------------------------------------
Kelly, Katrina       University of Cincinnati                         MTA         7/31/96     Renal: role of OP-1 in kidney disease
------------------------------------------------------------------------------------------------------------------------------------
Hoffer, Barry        University of Colorado                           MTA         10/5/94     Neuro: role of OP-1 in spinal cord
                                                                                              injury
------------------------------------------------------------------------------------------------------------------------------------
Hoffman, Stephen     University of Colorado                           MTA         10/8/93     Morphogens: effects of OP-1 on
                                                                                              melanoma cells and keratinocytes
------------------------------------------------------------------------------------------------------------------------------------
Fouty, Brian         University of Colorado Health                    MTA        12/19/00     Studies involve proliferation of
                                                                                              pulmonary artery smooth muscle cells
                                                                                              in response to hypoxia and mitogens,
                                                                                              and the effects of BMP-7 on smooth
                                                                                              muscle cell proliferation in the
                                                                                              pulmonary circulation
------------------------------------------------------------------------------------------------------------------------------------
Bickford, Paula      University of Colorado Health Science Center     MTA         9/24/97     Neuro: Parkinson's Disease
------------------------------------------------------------------------------------------------------------------------------------
Granholm-Bentley,    University of Colorado Health Science Center     MTA         9/23/97     Neuro: effects of OP-1 on motoneurons
Ann-Charlotte
------------------------------------------------------------------------------------------------------------------------------------
Rutherford, Bruce    University of Conn. Health Center.               MTA        12/20/90     Dental: effect of OP-1 on ROS,
                                                                                              periodontal ligament fibroblast and
                                                                                              pulp fibroblast cell cultures
------------------------------------------------------------------------------------------------------------------------------------
Maxwell, Gerald      University of Connecticut                        MTA         4/27/93     Neuro: the mechanism of precursor
                                                                                              cells development
------------------------------------------------------------------------------------------------------------------------------------
Brandi, Maria        University of Florence                           MTA         8/16/91     Morphogens: effect of OP-1 on growth
                                                                                              and differentiation of bone
                                                                                              endothelial cells
------------------------------------------------------------------------------------------------------------------------------------
Brandt, Roland       University of Heidelberg                         MTA         6/3/98      Neuro: mechanisms of dendritic
                                                                                              sprouting in cultured human neurons
------------------------------------------------------------------------------------------------------------------------------------
Solursh, Michael     University of Iowa                               MTA         7/6/90      Morphogens: cellular responses of
                                                                                              cultured mesenchymal cells to OP-1
------------------------------------------------------------------------------------------------------------------------------------
Maenpaa, P.          University of Kuopio                             MTA        11/26/92     Morphogens: regulation of osteocalcin
                                                                                              synthesis in cultured human
                                                                                              osteosarcoma cells by steroid hormones
                                                                                              and related vitamins
------------------------------------------------------------------------------------------------------------------------------------
Ferguson, Mark       University of Manchester                         MTA         8/20/96     Morphogens: role of OP-1 and related
                                                                                              proteins to augment wound repair in
                                                                                              fetus and post-fetal life
------------------------------------------------------------------------------------------------------------------------------------
Greenberger, Joel    University of Massachusetts Medical Center       MTA         7/1/91      Morphogens: effect of OP-1 on bone
                                                                                              marrow cell differentiation in vitro
------------------------------------------------------------------------------------------------------------------------------------
Rusckowski, Mary     University of Massachusetts Medical Center       MTA         2/4/98      Morphogens: Biodistribution of Tc-OP-1
                                                                                              in normal mice
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                INSTITUTE                                      TYPE OF        EFFECTIVE     FIELD OF AGREEMENT
 INVESTIGATOR                                                             AGREEMENT       DATE OF
                                                                                          ORIGINAL
                                                                                          AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Dietrich, W.D.            University of Miami                                MTA          8/11/98      Neuro: traumatic brain
                                                                                                       injury models
------------------------------------------------------------------------------------------------------------------------------------
Dietrich, W.D.            University of Miami                                MTA          3/4/97       Neuro: traumatic brain
                                                                                                       injury models
------------------------------------------------------------------------------------------------------------------------------------
Paredes, Ana              University of Miami                                MTA         11/30/94      Renal: role of OP-1 in renal
                                                                                                       models
------------------------------------------------------------------------------------------------------------------------------------
Franceschi, Renny         University of Michigan                             MTA          5/18/00
------------------------------------------------------------------------------------------------------------------------------------
Franceschi, Renny         University of Michigan                             MTA          5/29/92
------------------------------------------------------------------------------------------------------------------------------------
Franceschi, Renny         University of Michigan                             MTA          9/28/93      Osteoporosis: expresssion of
                                                                                                       osteoblast phenotypes in
                                                                                                       vitro
------------------------------------------------------------------------------------------------------------------------------------
Oegema, Theodore          University of Minnesota                            MTA         11/18/88      Morphogens: herniated disk
                                                                                                       model of osteogenesis
------------------------------------------------------------------------------------------------------------------------------------
Sanders, Michel           University of Minnesota                            MTA         12/15/98      Morphogens: examining the
                                                                                                       differential expression of
                                                                                                       OP-1 in diverse tissues in
                                                                                                       the chicken
------------------------------------------------------------------------------------------------------------------------------------
McKee, Marc               University of Montreal                             MTA          7/29/93      Morphogens: role of OP-1 in
                                                                                                       bone cell differentiation
------------------------------------------------------------------------------------------------------------------------------------
Nanci, Antonio            University of Montreal                             MTA          7/29/93      Morphogens: role of OP-1
------------------------------------------------------------------------------------------------------------------------------------
Echevarria, Diego         University of Murcia                               MTA          4/30/99      Neuro: the role of morphogens
                                                                                                       in the early regionalization
                                                                                                       of the forebrain
------------------------------------------------------------------------------------------------------------------------------------
Cooper, Lyndon            University of N. Carolina                          MTA          4/8/94       Morphogens: OP-1 in
                                                                                                       osteoblastic cells for wound
                                                                                                       healing
------------------------------------------------------------------------------------------------------------------------------------
Sartor, R. Balfour        University of North Carolina at Chapel Hill        MTA          3/29/99      Morphogens; Gastro: role of
                                                                                                       BMP-6 and morphogenic
                                                                                                       proteins in the treatment of
                                                                                                       inflammatory bowel disease -
                                                                                                       amendment to expand Sample
------------------------------------------------------------------------------------------------------------------------------------
Sartor, R. Balfour        University of North Carolina at Chapel Hill        MTA         12/11/98      Morphogens; Gastro: effects
                                                                                                       of OP-1 on intestinal
                                                                                                       epithelial cell proliferation
------------------------------------------------------------------------------------------------------------------------------------
Sartor, R. Balfour        University of North Carolina at Chapel Hill        MTA          1/29/99      Morphogens; Gastro: role of
                                                                                                       BMP-6 and morphogenic
                                                                                                       proteins in the treatment of
                                                                                                       inflammatory bowel disease -
                                                                                                       amendment
------------------------------------------------------------------------------------------------------------------------------------
Langille, Robert          University of Ottawa                               MTA          8/15/95      Morphogens: role of OP-1 in
                                                                                                       mandibular development
------------------------------------------------------------------------------------------------------------------------------------
Vaananen, Kalvervo        University of Oulu                                 MTA          11/2/90      morphogens: effect of OP-1 in
                                                                                                       osteoclast mediated bone
                                                                                                       resorption
------------------------------------------------------------------------------------------------------------------------------------
Emerson, Charles          University of Pennsylvania                         MTA         12/15/95      Morphogens: Cell culture
                                                                                                       model for study of MyoD
                                                                                                       regulation
------------------------------------------------------------------------------------------------------------------------------------
Leboy, Phoebe             University of Pennsylvania                         MTA          8/16/91      Osteoporosis: Osteoblast
                                                                                                       differentiation: effect of
                                                                                                       OP-1 on rat stromal cell
                                                                                                       cultures
------------------------------------------------------------------------------------------------------------------------------------
Fabisiak, James           University of Pittsburg                            MTA          1/30/92      Morphogens: ability of OP-1
                                                                                                       to protect the lung after
                                                                                                       oxidant-induced injury in rat
                                                                                                       model
------------------------------------------------------------------------------------------------------------------------------------
Patel, Ketan              University of Reading                              MTA          7/30/99      Molecular Therapeutics: role
                                                                                                       of BMPs in the development
                                                                                                       and positioning of the muscle
                                                                                                       masses during chick limb and
                                                                                                       thorax development
------------------------------------------------------------------------------------------------------------------------------------
O'Keefe, Regis            University of Rochester                            MTA          3/11/99      Small Moleucle: the role of
                                                                                                       BMPs in limb patterning
                                                                                                       signaling
------------------------------------------------------------------------------------------------------------------------------------
Lee, Amy                  University of S. California                        MTA          3/12/92      Production: GRP78 producing
                                                                                                       CHO cell line
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                       Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL                     INSTITUTE           TYPE OF    EFFECTIVE                      FIELD OF AGREEMENT
 INVESTIGATOR                                      AGREEMENT    DATE OF
                                                               ORIGINAL
                                                               AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Wuthier, Roy            University of S. Carolina      MTA       7/18/91    Cartilage: effect of OP-1 on avian growth plate
                                                                            chondrocytes in vitro
------------------------------------------------------------------------------------------------------------------------------------
Andrews, Peter          University of Sheffield        MTA       2/24/93    Morphogens: cancer: role of OP-1 in the
                                                                            de-differentiation of human transformed cells
------------------------------------------------------------------------------------------------------------------------------------
Nishimoto, S. Ken       University of Tennessee        MTA      11/11/92    Morphogens: effects of OP-1 on the regulation of MGP
                                                                            synthesis in chondrosarcoma, chondrocytes, osteoblasts
                                                                            and kidney cells
------------------------------------------------------------------------------------------------------------------------------------
Raghow, Rajendra        University of Tennessee        MTA       3/15/91    Renal: effect of OP-1 and BMP-2A on type I collagen gene
                                                                            expression in synovial, dermal & pulmonary mesenchymal
                                                                            cells in vitro
------------------------------------------------------------------------------------------------------------------------------------
Abboud, Hanna           University of Texas            MTA      11/20/94    Renal: role of OP-1 in kidney function
------------------------------------------------------------------------------------------------------------------------------------
D'Souza, Rena           University of Texas            MTA       3/15/94    Morphogens: recombinant OP-1, monoclonal and polyclonal
                                                                            antibodies, cDNA probes to hard tissue repair
------------------------------------------------------------------------------------------------------------------------------------
Olson, Merle (cbm       University of Texas            MTA        7/8/96    Renal: role of OP-1 in kidney
refusd)
------------------------------------------------------------------------------------------------------------------------------------
Talpaz, Moshe           University of Texas            MTA        5/3/93    Cancer: de-differentiation of transformed cells
------------------------------------------------------------------------------------------------------------------------------------
Venkatachalam, M. A.    University of Texas            MTA        1/6/97    Small Molecule: expression of pax-2
------------------------------------------------------------------------------------------------------------------------------------
Yoneda, Toshiyuki       University of Texas            MTA      10/24/95    Morphogens; Cancer: role of OP-1 on cancer metastasis
------------------------------------------------------------------------------------------------------------------------------------
Jester, James           University of Texas            MTA        7/8/99    Morphogens: Role of morphogens on corneal keratocyte
                        Southwestern Medical Center                         differentiation and growth in in vitro models of corneal
                                                                            wound healing
------------------------------------------------------------------------------------------------------------------------------------
Karsenty, Gerard        University of Texas, MD        MTA      10/26/94    Morphogens: BMP's in development
                        Anderson Cancer Center
------------------------------------------------------------------------------------------------------------------------------------
Nagarajan, Lalitha      University of Texas, MD        MTA       12/8/98    Small Molecule: Smad5 response to BMPs
                        Anderson Cancer Center
------------------------------------------------------------------------------------------------------------------------------------
Noji, Sumihare          University of Tokushima        MTA      10/18/95    Morphogens: function of OP-1 in limb bud formation, role
                                                                            of shh
------------------------------------------------------------------------------------------------------------------------------------
Asashima, Makoto        University of Tokyo            MTA      11/27/97    Renal: tissue differentiation
------------------------------------------------------------------------------------------------------------------------------------
Kurabayashi, Masahiko   University of Tokyo            MTA        3/3/97    Morphogens: Cardiovascular
------------------------------------------------------------------------------------------------------------------------------------
Yamashita, Hidetoshi    University of Tokyo            MTA      11/25/94    Morphogens; Ocular: effects of OP-1 on ocular tissue
------------------------------------------------------------------------------------------------------------------------------------
Sodek, Jaro             University of Toronto          MTA      11/13/92    Osteoporosis: in vivo induction of bone formation
------------------------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
                                                                   EFFECTIVE
                                                                    DATE OF
   PRINCIPAL                                            TYPE OF    ORIGINAL
 INVESTIGATOR                          INSTITUTE       AGREEMENT   AGREEMENT                   FIELD OF AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Sodek, Jaro           University of Toronto               MTA      10/15/98   Osteoporosis: in vivo induction of bone formation -
                                                                              amendment
------------------------------------------------------------------------------------------------------------------------------------
Harkonen, Pirkko      University of Turku                 MTA      11/23/93   Morphogens; Cancer: effects and expression of OP-1 in
                                                                              human breast and prostate cancer cell lines
------------------------------------------------------------------------------------------------------------------------------------
Rao, Mahendra         University of Utah Medical          MTA       5/12/99   Neuro: stem cell differentiation in the nervous system
                      Center
------------------------------------------------------------------------------------------------------------------------------------
Erlacher, Ludwig      University of Vienna                MTA       5/5/98    Cartilage: Postnatal human articular chondrocytes &
                                                                              other in vitro cell-based assays
------------------------------------------------------------------------------------------------------------------------------------
Balian, Gary          University of Virginia              MTA       3/13/91   Osteoporosis: effect of OP-1 on clonal bone marrow
                                                                              stromal cell lines
------------------------------------------------------------------------------------------------------------------------------------
Banker, Gary          University of Virginia              MTA       8/18/95   Neuro: role of OP-1 on Dendritic outgrowth
------------------------------------------------------------------------------------------------------------------------------------
Phillips, Aled        University of Wales College of      MTA       1/2/00    Renal: studies on renal mechanism of action
                      Medicine
------------------------------------------------------------------------------------------------------------------------------------
Hauschka, Stephen     University of Washington            MTA       7/28/93   Morphogens: role of OP-1 in muscle differentiation and
                                                                              regeneration
------------------------------------------------------------------------------------------------------------------------------------
Reh, T.A.             University of Washington            MTA      11/19/98   Morphogens; Ocular: role of BMPs in auditory function
------------------------------------------------------------------------------------------------------------------------------------
Reh, T.A.             University of Washington            MTA       7/23/97   Morphogens; Ocular: role of BMP's in formation of
                                                                              vertebrate eye during embryonic development
------------------------------------------------------------------------------------------------------------------------------------
Stone, Jennifer       University of Washington            MTA       2/25/98   Morphogens; Auditory: OP-1 in regeneration of sensory
                                                                              tissues in the ear
------------------------------------------------------------------------------------------------------------------------------------
Stone, Jennifer       University of Washington            MTA       5/25/99   Morphogens; Auditory: OP-1 in regeneration of sensory
                                                                              tissues in the ear (amended to expand Sample)
------------------------------------------------------------------------------------------------------------------------------------
Thomas, Regi          University of Washington            MTA       2/10/98   Morphogens; Cancer: Role of OP-1 in prostate cancer
------------------------------------------------------------------------------------------------------------------------------------
D'Souza, Sudhir       University of Western Ontario       MTA       4/7/00    Renal: To examine the role of BMP-7 in an in vitro
                                                                              model of proximal tubule injury
------------------------------------------------------------------------------------------------------------------------------------
Hoffmann, Michael     University of Wisconsin             MTA       1/17/94   Morphogens: role of dpp/BMP family in Drosophila
                                                                              development
------------------------------------------------------------------------------------------------------------------------------------
Baas, Peter           University of Wisconsin,            MTA       7/26/96
                      Madison School of Medicine
------------------------------------------------------------------------------------------------------------------------------------
Fallon, John          University of Wisconsin-Madison     MTA       4/14/99   Morphogens: the role of BMPs in the pattern formation
------------------------------------------------------------------------------------------------------------------------------------
Ripamonti, Ugo        University of Witwatersrand         MTA       7/22/94   Stryker: craniofacial reconstruction
------------------------------------------------------------------------------------------------------------------------------------
Vukicevic, Slobodan   University of Zagreb                MTA       2/5/98    Renal/Stryker/Cartilage/Osteoporosis/Morphogens: Role
                                                                              of BMP's in the regulation of bone mass
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                INSTITUTE                        TYPE OF    EFFECTIVE               FIELD OF AGREEMENT
INVESTIGATOR                                              AGREEMENT    DATE OF
                                                                     ORIGINAL
                                                                     AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Vukicevic, Slobodan   University of Zagreb                   MTA      7/22/91   Renal/Stryker/Cartilage/Osteoporosis/Morphogens:
                                                                                Localization of OP-1 and related BMPs on human fetal
                                                                                sections and the induction of second messengers in
                                                                                chondrocytes and osteoblasts in vitro
------------------------------------------------------------------------------------------------------------------------------------
Vukicevic, Slobodan   University of Zagreb                   MTA      4/20/98   Renal/Stryker/Cartilage/Osteoporosis/Morphogens:
                                                                                Role of BMP-3 in inductin of mesonephric mesenchyme
                                                                                and the development of fetal lungs
------------------------------------------------------------------------------------------------------------------------------------
Vukicevic, Slobodan   University of Zagreb                   MTA      7/14/98   Renal/Stryker/Cartilage/Osteoporosis/Morphogens:
                                                                                Role of BMP-6 in kidney development and repair
------------------------------------------------------------------------------------------------------------------------------------
Vukicevic, Slobodan   University of Zagreb                   MTA      7/14/98   Renal/Stryker/Cartilage/Osteoporosis/Morphogens:
                                                                                The role of morphogens and growth factors in the
                                                                                prevention/repair or gastro-intestinal disorders
------------------------------------------------------------------------------------------------------------------------------------
Mohler, Hanns         University of Zurich/                  MTA      8/15/98   Neuro: to the role of OP-1 in enhancing the
                      Institute of Pharmacology                                 regenerative plasticity of epileptogenic tissue in
                                                                                vivo
------------------------------------------------------------------------------------------------------------------------------------
Wong, Sui-Lam         University Technologies                MTA      9/14/92   Morphogens: WB600 strain; THEIRS
                      International Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ebendal, Ted          Uppsala Universitet                    MTA      12/9/96   Neuro: neuro/ocular: role of OP-1 in retinal neurons
------------------------------------------------------------------------------------------------------------------------------------
Nimni, Marcel         USC/Children's Hospital-LA             MTA      12/9/93   Osteoporosis: mineralization and maturation process
                                                                                of resobable porous hydroxyapatite in rats;
                                                                                capability of DBM carrier to stimulate bone marrow
                                                                                derived cells to transform osteoblasts
------------------------------------------------------------------------------------------------------------------------------------
Fu, Y.H. Florence     V.A. Medical Center                    MTA     10/29/92   Cartilage: chondrocyte differentiation
------------------------------------------------------------------------------------------------------------------------------------
Szabo, Sandor         V.A. Medical Center                    MTA       2/3/95   Morphogens: Gastroinstestinal
------------------------------------------------------------------------------------------------------------------------------------
Conger, John          V.A. Medical Center (MTA/CA), Denver   MTA      5/22/96   Renal: Effects of OP-1 in Acute Renal Failure
                      Research Institute (SRA)
------------------------------------------------------------------------------------------------------------------------------------
Frantz, Frazier       VA Commonwealth University             MTA      5/31/91   Morphogens: role of OP-1 in fetal healing
------------------------------------------------------------------------------------------------------------------------------------
Hogan, Brigid         Vanderbilt University                  MTA     10/30/90   Morphogens: embryogenesis
------------------------------------------------------------------------------------------------------------------------------------
Pang, Roy             Verax Corp                             MTA      2/22/93   Osteoporosis: study the effect of OP-1 & other
                                                                                growth factors on bone marrow culture
------------------------------------------------------------------------------------------------------------------------------------
Wang, Tongwen         Virginia Mason Research Center         MTA      7/28/00
------------------------------------------------------------------------------------------------------------------------------------
Charness, Michael     W. Roxbury VA Medical Center           MTA      8/31/92   Neuro: NCAM expression
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL                INSTITUTE                    TYPE OF      EFFECTIVE           FIELD OF AGREEMENT
 INVESTIGATOR                                          AGREEMENT      DATE OF
                                                                     ORIGINAL
                                                                     AGREEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Perides, George    W. Roxbury VA Medical Center            MTA        6/30/92  Neuro: NCAM regulation by BMPs

------------------------------------------------------------------------------------------------------------------------------------
Khouri, Roger      WA University School                    MTA        9/25/92  Cartilage: repair of bone and cartilage
                   of Medicine
------------------------------------------------------------------------------------------------------------------------------------
Weeks, Paul        WA University School of Medicine        MTA        12/21/90 Cartilage: effect of growth factors on rate & quality of tendon healing in vivo
------------------------------------------------------------------------------------------------------------------------------------
Liapis, Helen      Washington University School            MTA        3/3/00   Renal: The role of BMP-7 in animal models of
                   of Medicine                                                 obstructive nephropathy in the newborn.
------------------------------------------------------------------------------------------------------------------------------------
Jaenisch, Rudolf   Whitehead Institute                     MTA        2/15/94  Renal: organ cultures

------------------------------------------------------------------------------------------------------------------------------------
Kreidberg, Jordan  Whitehead Institute                     MTA        2/15/94  Renal: organ cultures

------------------------------------------------------------------------------------------------------------------------------------
Andrews, Peter     Wistar Institute                        MTA        1/8/91   Morphogens; Cancer: carcinoma cells

------------------------------------------------------------------------------------------------------------------------------------
Levine, Elliot     Wistar Institute                        MTA        5/21/98  Osteoporosis: Matrix formation and osteogenesis with regards to osteoporosis in cultured human cells
------------------------------------------------------------------------------------------------------------------------------------
Levine, Elliot     Wistar Institute                        MTA        8/6/98   Osteoporosis: Matrix formation and osteogenesis with
                                                                               regards to osteoporosis in cultured human cells
------------------------------------------------------------------------------------------------------------------------------------
Lewis, Alan        Wyeth-Ayerst                            MTA        6/11/91  Morphogens: animal models

------------------------------------------------------------------------------------------------------------------------------------
Baron, Roland      Yale University                         MTA        9/10/90  Osteoporosis: effect of OP-1 on osteoclast-mediated bone resorption
------------------------------------------------------------------------------------------------------------------------------------
Vignery, Agnes     Yale University                         MTA        11/4/92  Morphogens: T-cell proliferation assays
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SPONSORED RESEARCH AGREEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Barnes Jewish      Keith Hruska                        Research       5/8/98   The Role of OP-1 in Urinary Obstruction Models in Rat
Hospital                                               Agreement +
                                                       Amendments
------------------------------------------------------------------------------------------------------------------------------------
Beth Israel        Raghu Kalluri                       Research       2/20/98  The Role of OP-1 in Rat Kidney Fibrosis Model
Deaconess                                              Agreement
------------------------------------------------------------------------------------------------------------------------------------
Beth Israel        Raghu Kalluri                       Research       1/5/00   The role of BMP-7 in alpha 3 (type IV collagen) KO
Deaconess                                              Agreement               mice
------------------------------------------------------------------------------------------------------------------------------------
Beth Israel        Vikas Suthatme                      Research       1/1/97   Evaluation of a gene therapy based approach for
Deaconess                                              Agreement               delivery of OP-1 and related genes in the area of
                                                                               chronic renal disease/gene delivery of OP-1
------------------------------------------------------------------------------------------------------------------------------------
Beth Israel        Larry Suva                          Research       3/16/94  Characterization of the CBFA1 Gene Promoter
Deaconess                                              Agreement +
                                                       Amendment
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL                INSTITUTE              TYPE OF           EFFECTIVE                    FIELD OF AGREEMENT
 INVESTIGATOR                                    AGREEMENT           DATE OF
                                                                     ORIGINAL
                                                                    AGREEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Boston Biomedical      Walter F. Stafford        Research              5/5/97     Efforts to Characterize the Physical State of
Research Institute                               Agreement                        OP-1 in Solution: Effects of pH, Protein, Buffer
                                                                                  Components
-----------------------------------------------------------------------------------------------------------------------------------
Brandeis University    William D. Carlson        Research and         10/1/90     OP-1 Dimer Structure
                                                 License
                                                 Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Brandeis University    William D. Carlson        Research            12/20/95     OP-1 3D structures used in drug design for
                                                 Agreement                        bone disorders
-----------------------------------------------------------------------------------------------------------------------------------
Harvard College        Claire Doerschuk          Research             9/15/98     OP-1 and its therapeutic potential in
                                                 Agreement                        Bleomycin-Induced Lung Injury
-----------------------------------------------------------------------------------------------------------------------------------
Harvard College        Malcolm Whitman           Research            11/15/98     Identifying Genomic Targets for BMP and
                                                 Agreement +                      Smad1 Signals
                                                 Amendments
-----------------------------------------------------------------------------------------------------------------------------------
Indiana University     Bruce Molitoris           Research              6/1/99     In vitro studies concerning the mechanism of
                                                 Agreement                        morphogen action in the kidney
-----------------------------------------------------------------------------------------------------------------------------------
Johns Hopkins          David Blake               Research              5/2/94     Metabolic Fate of Systemic OP-1: Binding and
University                                       Agreement                        Sequestration Administration
-----------------------------------------------------------------------------------------------------------------------------------
Loma Linda Univrsity   David J. Baylink          Research            11/29/93     Effects of OP-1 in ischemia
                                                 Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Ludwig Institute for   Dr. Kohei Miyazono        Research              6/1/97     Type I receptors ALK-1, ALK-2, ALK-3 and ALK-6
Cancer                                           Agreement                        antibodies with OP-1 for drug development or
Research/Japanese                                                                 discovery
Foundation of
Cancer/CBMI
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts          Seth Finklestein          Research              9/1/93     The Effects of OP-1 in ischemia
General Hospital                                 Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts          Dr. Joseph V. Bonventre   Research              8/1/95     OP-1 in recovery from Acute Renal Failure
General Hospital                                 Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts          Robert H. Brown           Research            12/15/98     OP-1 as a candidate therapeutic in ALS mice
General Hospital                                 Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Miami Children's       Ana Paredes               Research             2/25/98     Effect of mOP-1: Time course of disease
Hospital                                         Agreement                        progression in the rat remnant kidney model
-----------------------------------------------------------------------------------------------------------------------------------
Sierra Biomedical                                Contract Research    1/18/99     Non-human primate toxicology studies
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE F
                      Research and Development Agreements

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL                INSTITUTE        TYPE OF             EFFECTIVE                 FIELD OF AGREEMENT
INVESTIGATOR                                AGREEMENT            DATE OF
                                                                ORIGINAL
                                                                AGREEMENT
-----------------------------------------------------------------------------------------------------------------------------------
The University of      R. Bruce Rutherford  Research             4/15/92   OP-1 to induce secondary dentin formation
Connecticut Health                          Agreement
Center
-----------------------------------------------------------------------------------------------------------------------------------
University of Miami    Ana Paredes          Research             4/1/96    Effect of rbOsteogenic Protein-1
                                            Agreement
-----------------------------------------------------------------------------------------------------------------------------------
University of Miami    W. Dalton Dietrich   Research             9/12/97   Effects of OP-1 Administration following
                                            Agreement                      severe traumatic brain injury in rats
-----------------------------------------------------------------------------------------------------------------------------------
University of Miami    W. Dalton Dietrich   Research             4/27/98   Effects of OP-1 Administration following
                                            Agreement                      middle cerebral artery occlusion in rats
-----------------------------------------------------------------------------------------------------------------------------------
University of Miami    W. Dalton Dietrich   Research             9/4/98    Role of BMPs in neuronal development
                                            Agreement
-----------------------------------------------------------------------------------------------------------------------------------
University of NY at    Dennis Higgins       Research             4/1/98    OP-1 on dendritic growth in vivo,OP-1
Buffalo, SUNY                               Agreement                      transported by neurons in vivo, OP-1
                                                                           mediates neurotrophi interactions in tissue culture
-----------------------------------------------------------------------------------------------------------------------------------
University of NY at    Dennis Higgins       Amendment to         9/11/98   OP-1 on dendritic growth in vivo,OP-1 transported
Buffalo, SUNY                               Research                       by neurons in vivo, OP-1 mediates neurotrophi
                                            Agreement dated                interactions in tissue culture
                                            April 1, 1998
-----------------------------------------------------------------------------------------------------------------------------------
University of NY at    Dennis Higgins       Amendment to                   OP-1 on dendritic growth in vivo,OP-1 transported by
Buffalo, SUNY                               Research                       neurons in vivo, OP-1 mediates neurotrophi interactions
                                            Agreement dated                in tissue culture
                                            April 1, 1998 and
                                            September 11,1998
-----------------------------------------------------------------------------------------------------------------------------------
University of          F. Michael Hoffman   Research             4/1/94    Structure-function Analysis of BMPs
Wisconsin-Madison                           Agreement
Medical School
-----------------------------------------------------------------------------------------------------------------------------------
Uppsala University     Ted Ebendal          Collaboration        12/20/96  OP-1 effects in the nervous system
                                            Agreement
-----------------------------------------------------------------------------------------------------------------------------------
University of          Thomas Reh           Research             9/21/98   Role of BMPs in delaying or rescuing rod photoreceptors
Washington                                  Agreement                      in animal models of retinal degenerative diseases
-----------------------------------------------------------------------------------------------------------------------------------
Washington             Ted Ebendal          Research             1/15/00   BMP-7 on the progression of renal disease in a mouse
University                                  Agreement                      model of Alport syndrome
-----------------------------------------------------------------------------------------------------------------------------------

SBIR Grants

                                   SCHEDULE F
                      Research and Development Agreements

------------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL                  INSTITUTE                     TYPE OF                 EFFECTIVE                 FIELD OF AGREEMENT
   INVESTIGATOR                                              AGREEMENT                 DATE OF
                                                                                      ORIGINAL
                                                                                      AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Creative Biomolecules     Dattatreyamurty Bosukonda    SBIR Grant 1 R43 AR44140-01    12/12/96       OP-1 3D Structure Used in Drug
                                                                                                     Design for Bone Disorders

------------------------------------------------------------------------------------------------------------------------------------
Creative Biomolecules     Paul L. Kaplan               SBIR Grant 1 R43 NS37970-01      8/1/98       OP-1 Treatment for Parkinson's
                                                                                                     Disease

------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE G

                             Third Party Agreements

Company                                                        Date of Agreement

Stryker Corporation
Master Restructuring Agreement                                 October 15, 1998
Creative Irrevocable License Agreement                         November 20, 1998
Stryker Irrevocable License Agreement                          November 20, 1998
First Amendment to Master Restructuring Agreement              November 2, 2001
First Amendment to Stryker License Agreement                   November 2, 2001
First Amendment to Creative License Agreement                  November 2, 2001
Second Amendment to Master Restructuring Agreement             October 1, 2002
Assignment                                                     October 1, 2002

Genetics Institute / Stryker Corporation
Cross-License Agreement                                        July 15, 1996

Biogen Corporation
Research Collaboration and License Agreement                   December 9, 1996
Amendment Agreement                                            December 30, 1998

Ludwig Institute for Cancer Research
Agreement                                                      June 1, 1997

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